Filed pursuant to Rule 497(e);

File no. 333-89661

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2011

Fund
Columbia Asset Allocation Fund II
Class A: PHAAX	Class B: NBASX	Class C: NAACX	Class Z: NPRAX
Columbia California Intermediate Municipal Bond Fund
Class A: NACMX	Class B: —	Class C: CCICX	Class Z: NCMAX
Columbia Convertible Securities Fund
Class A: PACIX	Class B: NCVBX	Class C: PHIKX	Class I: CCSIX
Class Z: NCIAX
Columbia Georgia Intermediate Municipal Bond Fund
Class A: NGIMX	Class B: NGITX	Class C: NGINX	Class Z: NGAMX
Columbia Global Value Fund
Class A: NVVAX	Class B: NGLBX	Class C: NCGLX	Class Z: NVPAX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX	Class I: CVLIX
Class R: CIVRX	Class Z: EMIEX
Columbia Large Cap Core Fund
Class A: NSGAX	Class B: NSIBX	Class C: NSGCX	Class I: CLPIX
Class W: CLCWX	Class Z: NSEPX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class R: CCERX	Class I: CCEIX	Class Y: CECYX
Class Z: NMIMX
Columbia Large Cap Index Fund
Class A: NEIAX	Class B: CLIBX	Class Z: NINDX
Columbia Large Cap Value Fund
Class A: NVLEX	Class B: NVLNX	Class C: NVALX	Class I: CLRIX
Class R: CVURX	Class W: CLVWX	Class Y: CLCYX	Class Z: NVLUX
Columbia LifeGoal® Balanced Growth Portfolio
Class A: NBIAX	Class B: NLBBX	Class C: NBICX	Class R: CLBRX
Class T: CGGTX	Class Z: NBGPX
Columbia LifeGoal® Growth Portfolio
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX	Class R: CLGRX
Class R4: CGRUX	Class Z: NGPAX
Columbia LifeGoal® Income and Growth Portfolio
Class A: NLGAX	Class B: NLIBX	Class C: NIICX	Class R: CLIRX
Class Z: NIPAX
Columbia LifeGoal® Income Portfolio
Class A: NLFAX	Class B: NLOBX	Class C: NLFCX	Class Z: CLGZX
Columbia Marsico 21st Century Fund
Class A: NMTAX	Class B: NMTBX	Class C: NMYCX	Class R: CMTRX
Class Z: NMYAX
Columbia Marsico Focused Equities Fund
Class A: NFEAX	Class B: NFEBX	Class C: NFECX	Class I: CMRIX
Class Z: NFEPX
Columbia Marsico Global Fund
Class A: COGAX	Class C: COGCX	Class R: COGRX	Class Z: COGZX

C-6518 D (3/11)

Fund
Columbia Marsico Growth Fund
Class A: NMGIX	Class B: NGIBX	Class C: NMICX	Class I: CMWIX
Class R: CMWRX	Class W: CMSWX	Class Z: NGIPX
Columbia Marsico International Opportunities Fund
Class A: MAIOX	Class B: MBIOX	Class C: MCIOX	Class I: CMOIX
Class R: CMORX	Class Z: NMOAX
Columbia Maryland Intermediate Municipal Bond Fund
Class A: NMDMX	Class B: NMITX	Class C: NMINX	Class Z: NMDBX
Columbia Masters International Equity Portfolio
Class A: CMTAX	Class B: CMTBX	Class C: CMTCX	Class R: CMERX
Class Z: CMTZX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class I: CIDIX	Class Z: NMPAX
Columbia Mid Cap Value Fund
Class A: CMUAX	Class B: CMUBX	Class C: CMUCX	Class I: CMVUX
Class R: CMVRX	Class R4: CMUFX	Class W: CMUWX	Class Y: CMVYX
Class Z: NAMAX
Columbia Multi-Advisor International Equity Fund
Class A: NIIAX	Class B: NIENX	Class C: NITRX	Class I: CUAIX
Class R: CIERX	Class R4: CMEFX	Class W: CMAWX	Class Y: CMIYX
Class Z: NIEQX
Columbia North Carolina Intermediate Municipal Bond Fund
Class A: NNCIX	Class B: NNITX	Class C: NNINX	Class Z: NNIBX
Columbia Overseas Value Fund
Class A*: —	Class C*: —	Class I: COVIX	Class R*: —
Class W: COVWX	Class Z: COSZX
Columbia Short Term Bond Fund
Class A: NSTRX	Class B: NSTFX	Class C: NSTIX	Class I: CTMIX
Class R: CSBRX	Class R4: CBRFX	Class W: CSBWX	Class Y: CSBYX
Class Z: NSTMX
Columbia Short Term Municipal Bond Fund
Class A: NSMMX	Class B: NSMNX	Class C: NSMUX	Class Z: NSMIX
Columbia Small Cap Growth Fund II
Class A: NSCGX	Class B: NCPBX	Class C: NCPCX	Class Z: PSCPX
Columbia Small Cap Index Fund
Class A: NMSAX	Class B: CIDBX	Class R4: CIDUX	Class Z: NMSCX
Columbia Small Cap Value Fund II
Class A: COVAX	Class B: COVBX	Class C: COVCX	Class I: CSLIX
Class R: CCTRX	Class Z: NSVAX
Columbia South Carolina Intermediate Municipal Bond Fund
Class A: NSCIX	Class B: NISCX	Class C: NSICX	Class Z: NSCMX
Columbia Virginia Intermediate Municipal Bond Fund
Class A: NVAFX	Class B: NVANX	Class C: NVRCX	Class Z: NVABX
Columbia Corporate Bond Portfolio
Shares: NCOBX
Mortgage- and Asset-Backed Portfolio
Shares: NMTGX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

Asset Allocation Fund II	Columbia Asset Allocation Fund II

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

California Intermediate Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the Columbia, RiverSource, Threadneedle and Seligman brands

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto.

Convertible Securities Fund	Columbia Convertible Securities Fund

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

Feeder Fund(s)	One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds Master Investment Trust, LLC (CMIT)

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

Georgia Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund

Global Value Fund	Columbia Global Value Fund

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	A Trustee of the Board who is currently treated as an “interested person” (as defined in the 1940 Act) of the Funds

International Value Fund	Columbia International Value Fund

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Adviser

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Adviser and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

Large Cap Core Fund	Columbia Large Cap Core Fund

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

Large Cap Index Fund	Columbia Large Cap Index Fund

Large Cap Value Fund	Columbia Large Cap Value Fund

LifeGoal® Balanced Growth Portfolio	Columbia LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio	Columbia LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio	Columbia LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio	Columbia LifeGoal® Income Portfolio

LifeGoal® Portfolios	Each of LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, LifeGoal® Income and Growth Portfolio and LifeGoal® Income Portfolio

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Marsico 21st Century Fund	Columbia Marsico 21st Century Fund

Marsico Focused Equities Fund	Columbia Marsico Focused Equities Fund

Marsico Global Fund	Columbia Marsico Global Fund

Marsico Growth Fund	Columbia Marsico Growth Fund

Marsico International Opportunities Fund	Columbia Marsico International Opportunities Fund

Maryland Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund

Masters International Equity Portfolio	Columbia Masters International Equity Portfolio

Mid Cap Index Fund	Columbia Mid Cap Index Fund

Mid Cap Value Fund	Columbia Mid Cap Value Fund

Moody’s	Moody’s Investors Service, Inc.

Multi-Advisor International Equity Fund	Columbia Multi-Advisor International Equity Fund

NASDAQ	National Association of Securities Dealers Automated Quotations system

North Carolina Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Overseas Value Fund	Columbia Overseas Value Fund

The Portfolio(s) or a Portfolio	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Short Term Bond Fund	Columbia Short Term Bond Fund

Short Term Municipal Bond Fund	Columbia Short Term Municipal Bond Fund

Small Cap Growth Fund II	Columbia Small Cap Growth Fund II

Small Cap Index Fund	Columbia Small Cap Index Fund

Small Cap Value Fund II	Columbia Small Cap Value Fund II

South Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

Virginia Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E. Funds and portfolios that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F.

Funds with a fiscal year end of February 28

On or about September 26, 2005, the names of certain of the Funds were changed as follows: Nations Convertible Securities Fund to Columbia Convertible Securities Fund, Nations Value Fund to Columbia Large Cap Value Fund, Nations Marsico 21st Century Fund to Columbia Marsico 21st Century Fund, Nations MidCap Value Fund to Columbia Mid Cap Value Fund, Nations SmallCap Value Fund to Columbia Small Cap Value Fund II, Nations Strategic Growth Fund to Columbia Large Cap Core Fund, Nations Marsico Focused Equities Fund to Columbia Marsico Focused Equities Fund, Nations Marsico Growth Fund to Columbia Marsico Growth Fund, Nations Small Company Fund to Columbia Small Cap Growth Fund II, Nations Global Value Fund to Columbia Global Value Fund, Nations Marsico International Opportunities Fund to Columbia Marsico International Opportunities Fund, Nations International Equity Fund to Columbia Multi-Advisor International Equity Fund, Nations International Value Fund to Columbia International Value Fund, Nations LargeCap Index Fund to Columbia Large Cap Index Fund, Nations MidCap Index Fund to Columbia Mid Cap Index Fund, Nations SmallCap Index Fund to Columbia Small Cap Index Fund and Nations LargeCap Enhanced Core Fund to Nations Large Cap Enhanced Core Fund.

On February 28, 2008, each of Large Cap Core Fund, Marsico Focused Equities Fund and Small Cap Growth Fund II converted from a feeder fund in a master/feeder structure to a stand-alone fund. On November 10, 2008, Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund.

Prior to August 2006, Convertible Securities Fund, Global Value Fund, Large Cap Value Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Multi-Advisor International Equity Fund, Mid Cap Value Fund, Small Cap Value Fund II, Large Cap Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Large Cap Enhanced Core Fund each had a fiscal year end of March 31.

Prior to October 2007, International Value Fund, Large Cap Core Fund, Marsico Focused Equities Fund, Marsico Growth Fund and Small Cap Growth Fund II each had a fiscal year end of March 31.

International Value Fund is a Feeder Fund that seeks to achieve its investment objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with the same investment objective, principal investment strategies and investment risks. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC. As of March 30, 2007, Columbia Funds Master Investment Trust, LLC converted from a Delaware statutory trust to a Delaware limited liability company. Remember that the terms “Fund” and “Master Portfolio” are sometimes used interchangeably in this SAI.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is diversified, except Marsico Focused Equities Fund. Each of the Funds has a fiscal year end of February 28. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Funds with a fiscal year end of March 31

On September 26, 2005, the names of certain of the Funds were changed as follows: Asset Allocation Fund to Columbia Asset Allocation Fund II, Nations California Intermediate Municipal Bond Fund to Columbia California Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund to Columbia Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund to Columbia Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund to Columbia North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund to Columbia South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund to Columbia Virginia Intermediate Municipal Bond Fund, Nations Short-Term Income Fund to Columbia Short Term Bond Fund, Nations Short-Term Municipal Income Fund to Columbia Short Term Municipal Bond Fund, Nations LifeGoal® Growth Portfolio to Columbia LifeGoal® Growth Portfolio, Nations LifeGoal® Balanced Growth Portfolio to Columbia LifeGoal® Balanced Growth Portfolio, Nations LifeGoal® Income and Growth Portfolio to Columbia LifeGoal® Income and Growth Portfolio and Nations LifeGoal® Income Portfolio to Columbia LifeGoal® Income Portfolio.

Each of the LifeGoal® Portfolios is a “fund of funds” that invests its assets in a mix of Underlying Funds using an asset allocation approach.

Masters International Equity Portfolio was first offered as a series of the Trust on February 15, 2006. The Portfolio is a “fund of funds” that invests its assets in a mix of Underlying Funds using an asset allocation approach.

Each of the Funds represents a separate series of the Trust and, except for the Maryland Intermediate Municipal Bond Fund, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

Each Fund other than Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7.

Except Marsico Focused Equities Fund and Maryland Intermediate Municipal Bond Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

As a matter of fundamental policy, under normal circumstances, California Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, each will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

As a matter of fundamental policy, under normal circumstances, Short Term Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May not sell securities short(b)	May not purchase securities of other investment companies(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
Asset Allocation Fund II	✓	✓	✓
California Intermediate Municipal Bond Fund	✓	✓	✓
Convertible Securities Fund	✓	✓	✓	✓
Corporate Bond Portfolio	✓	✓	✓	✓
Georgia Intermediate Municipal Bond Fund	✓	✓	✓
Global Value Fund	✓	✓	✓	✓
International Value Fund	✓	✓	✓	✓
Large Cap Core Fund	✓	✓	✓	✓
Large Cap Enhanced Core Fund	✓	✓	✓	✓
Large Cap Index Fund	✓	✓	✓	✓
Large Cap Value Fund	✓	✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓
LifeGoal® Growth Portfolio	✓	✓	✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓
LifeGoal® Income Portfolio	✓	✓	✓
Marsico 21st Century Fund	✓	✓	✓	✓
Marsico Focused Equities Fund	✓	✓	✓	✓
Marsico Global Fund	✓	✓	✓	✓
Marsico Growth Fund	✓	✓	✓	✓
Marsico International Opportunities Fund	✓	✓	✓	✓
Maryland Intermediate Municipal Bond Fund	✓	✓	✓
Masters International Equity Portfolio	✓	✓	✓	✓
Mid Cap Index Fund	✓	✓	✓	✓
Mid Cap Value Fund	✓	✓	✓	✓
Mortgage- and Asset- Backed Portfolio	✓	✓	✓	✓
Multi-Advisor International Equity Fund	✓	✓	✓	✓
North Carolina Intermediate Municipal Bond Fund	✓	✓	✓
Overseas Value Fund	✓	✓	✓

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May not sell securities short(b)	May not purchase securities of other investment companies(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
Short Term Bond Fund	✓	✓	✓	✓
Short Term Municipal Bond Fund	✓	✓	✓	✓
Small Cap Growth Fund II	✓	✓	✓	✓
Small Cap Index Fund	✓	✓	✓	✓
Small Cap Value Fund II	✓	✓	✓	✓
South Carolina Intermediate Municipal Bond Fund	✓	✓	✓
Virginia Intermediate Municipal Bond Fund	✓	✓	✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Marsico Focused Equities Fund and Maryland Intermediate Municipal Bond Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Funds total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Adviser may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Asset Allocation Fund II	California Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	Georgia Intermediate Municipal Bond Fund	Global Value Fund	International Value Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓

Investment Type	Asset Allocation Fund II	California Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	Georgia Intermediate Municipal Bond Fund	Global Value Fund	International Value Fund
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings			✓	✓		✓	✓
Investing in a Master Portfolio							✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Standby Commitments	✓
Stripped Securities	✓		✓	✓		✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓		✓	✓		✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓		✓	✓		✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates					✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓		✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities					✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Standby Commitments					✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	Maryland Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates							✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	Maryland Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓		✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Municipal Securities			✓			✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Standby Commitments			✓				✓
Stripped Securities	✓	✓	✓	✓	✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	North Carolina Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓		✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓		✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings		✓	✓	✓		✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Municipal Securities			✓		✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓		✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓		✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓			✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	North Carolina Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓		✓	✓
Warrants and Rights	✓	✓	✓	✓		✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓		✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓		✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓		✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities				✓	✓
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Adviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions
Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which the Fund may seek to achieve its investment objective. The 1940 Act permits the Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, the Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by a Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. A Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

A Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. A Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Fund, on the other. These policies and procedures provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and a

Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately but no earlier than 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately but no earlier than 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately but no earlier than 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end are posted on the Columbia Funds’ website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, money market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

The Adviser makes publicly available information regarding certain Columbia Fund’s largest five to fifteen holdings, as a percent of the market value of the Columbia Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website generally no earlier than fifteen (15) calendar days following the month-end.

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Each Columbia Fund’s Board has adopted policies to ensure that the Columbia Fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the Adviser’s legal department, the Adviser’s compliance department, and the Columbia Funds’ President. The PHC has been authorized by each Columbia Fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment adviser, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the Columbia Fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Columbia Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Institutional Shareholder Services Inc.	None	Access in connection with testing the firm’s proxy services.	Daily

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser for certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Funds. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 225 Franklin Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

The International Value Fund is a Feeder Fund and does not pay investment advisory fees because it invests all of its assets in Columbia International Value Master Portfolio. The Adviser earns its fee as the investment adviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund/Portfolio – Annual Fund/Portfolio Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion
California Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Georgia Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
International Value Fund*	0.85%	0.80%	0.75%	0.70%	0.68%	0.66%
Large Cap Core Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Large Cap Enhanced Core Fund	0.35%	0.30%	0.25%	0.20%	0.18%	0.16%
Large Cap Value Fund	0.60%	0.55%	0.43%	0.43%	0.43%	0.41%
Marsico 21st Century Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Marsico Focused Equities Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Marsico Growth Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Maryland Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
North Carolina Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
South Carolina Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Virginia Intermediate Municipal Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%

*	Investment advisory fees are paid by Columbia International Value Master Portfolio, the Master Portfolio of the Feeder Fund.

Fund	All assets
Asset Allocation Fund II	0.60%
Corporate Bond Portfolio	0.00%
LifeGoal® Balanced Growth Portfolio	0.25%
LifeGoal® Growth Portfolio	0.25%
LifeGoal® Income and Growth Portfolio	0.25%
Large Cap Index Fund	0.10%
Marsico Global Fund	0.80%
Marsico International Opportunities Fund	0.80%
Masters International Equity Portfolio	0.00%
Mid Cap Index Fund	0.10%
Mortgage- and Asset-Backed Portfolio	0.00%
Overseas Value Fund	0.82%
Small Cap Index Fund	0.10%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion
Convertible Securities Fund	0.65%	0.60%	0.55%	0.50%
Mid Cap Value Fund	0.65%	0.60%	0.55%	0.50%

Fund	First $1 billion	In excess of $1 billion and up to $2 billion	In excess of $2 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion and up to $7.5 billion	In excess of $7.5 billion and up to $9 billion
Short Term Bond Fund	0.360%	0.355%	0.350%	0.345%	0.330%	0.315%

Fund	In excess of $9 billion and up to $10 billion	In excess of $10 billion and up to $15 billion	In excess of $15 billion and up to $20 billion	In excess of $20 billion and up to $24 billion	In excess of $24 billion and up to $50 billion	In excess of $50 billion
Short Term Bond Fund	0.310%	0.300%	0.290%	0.280%	0.260%	0.240%

Fund	First $500 million	In excess of $500 million
Short Term Municipal Bond Fund	0.30%	0.25%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion
Small Cap Growth Fund II	0.70%	0.65%	0.60%
Small Cap Value Fund II	0.70%	0.65%	0.60%

For LifeGoal® Income Portfolio, the Adviser is entitled to receive an investment advisory fee of 0.50% on LifeGoal® Income Portfolio’s average daily net assets based on assets that are invested in individual securities, Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio. LifeGoal® Income Portfolio is not charged an advisory fee on its assets that are invested in other Columbia Funds (excluding Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio. Actual management fees will be charged to the LifeGoal® Income Portfolio based on a weighted average of applicable underlying assets of the Portfolio).

Advisory Fees Paid by the Funds

The Adviser and the Previous Adviser received fees from the Funds for their services as reflected in the following charts, which show the advisory fees paid to and, as applicable, waived/reimbursed by the Adviser and the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Advisory Fee Paid	$2,864,932	$3,723,034	$6,072,972
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Global Value Fund
Advisory Fee Paid	$600,279	$1,445,555	$3,094,056
Amount Reimbursed	—	—	—
Amount Waived	$187,426	—	—

Large Cap Enhanced Core Fund
Advisory Fee Paid	$1,787,603	$2,181,829	$2,717,957
Amount Reimbursed	—	—	$366,741
Amount Waived	$151,553	$431,216	—

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Large Cap Index Fund
Advisory Fee Paid	$2,231,458	$2,246,733	$2,721,298
Amount Reimbursed	—	—	$1,647,710
Amount Waived	$1,389,496	$1,330,267	—

Large Cap Value Fund
Advisory Fee Paid	$11,014,155	$13,798,451	$19,857,743
Amount Reimbursed	—	—	—
Amount Waived	$66,850	—	$216,667

Marsico 21st Century Fund
Advisory Fee Paid	$25,152,257	$11,168,797	$42,309,565
Amount Reimbursed	—	—	—
Amount Waived	—	$415,508	$114,774

Marsico Global Fund**
Advisory Fee Paid	$37,247	$30,317	N/A
Amount Reimbursed	—	—	N/A
Amount Waived	$178,993	—	N/A

Marsico International Opportunities Fund
Advisory Fee Paid	$10,350,691	$19,536,182	$26,230,465
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Mid Cap Index Fund
Advisory Fee Paid	$1,614,963	$1,674,088	$2,134,906
Amount Reimbursed	—	—	$1,787,724
Amount Waived	$907,678	$1,688,944	—

Mid Cap Value Fund
Advisory Fee Paid	$20,846,297	$22,018,205	$22,654,210
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Multi-Advisor International Equity Fund
Advisory Fee Paid	$9,501,068	$12,759,354	$16,139,511
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Overseas Value Fund***
Advisory Fee Paid[1]	$58,138	$59,187	N/A
Amount Reimbursed[2]	$133,414	$208,317	N/A
Amount Waived	—	—

Small Cap Index Fund
Advisory Fee Paid	$1,163,978	$1,162,242	$1,544,845
Amount Reimbursed	—	—	—
Amount Waived	$43,874	—	—

Small Cap Value Fund II
Advisory Fee Paid	$8,000,936	$7,949,823	$5,519,875
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Recovery of Fees Waived or Expenses Reimbursed by the Previous Adviser	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no advisory fees prior to that date.

***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no advisory fees prior to that date.
[1]	The Fund paid the Adviser $53,307 (unaudited) and the Previous Adviser $10,954 (unaudited) in advisory fees during its fiscal year ended February 28, 2011.
[2]	The Fund received reimbursements from the Adviser in the amount of $134,953 (unaudited) and the Previous Adviser in the amount of $25,485 (unaudited) during its fiscal year ended February 28, 2011.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*		Fiscal Period Ended February 29, 2008*		Fiscal Year Ended March 31, 2007*
International Value Fund**
Advisory Fee Paid	$13,867,175	$18,922,007		$28,581,565		$32,446,266
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		—		—

Large Cap Core Fund
Advisory Fee Paid	$5,991,679	$6,940,605		$22,723	***	$8,858,839
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		—		—

Marsico Focused Equities Fund
Advisory Fee Paid	$18,946,739	$7,416,891		$78,891	***	$27,024,538
Amount Reimbursed	—	—		—		—
Amount Waived	—	$224,668		$29,325		—

Marsico Growth Fund
Advisory Fee Paid	$23,646,080	$7,022,977	[1]	$36,479,028	[2]	$30,737,961
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		$88,981		—

Small Cap Growth Fund II
Advisory Fee Paid	$2,294,866	$2,821,583		$9,170	***	$3,660,996
Amount Reimbursed	—	—		—		—
Amount Waived	—	—		—		—
Recovery of Fees Waived by the Previous Adviser	—	—		$103,156		—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.
***	Until February 28, 2008, the Fund operated as a “Feeder Fund” and invested all or substantially all of its assets in a corresponding Master Portfolio that was a series of Columbia Funds Master Investment Trust, LLC. For the period April 1, 2007 to February 28, 2008, Columbia Large Cap Core Master Portfolio paid $8,302,783 in advisory fees, Columbia Marsico Focused Equities Master Portfolio paid $27,944,659 in advisory fees and Columbia Small Cap Growth Fund II paid $3,791,375 in advisory fees.
[1]

Until November 10, 2008, Marsico Growth Fund operated as a “Feeder Fund” and invested all or substantially all of its assets in a corresponding Master Portfolio that was a series of Columbia Funds Master Investment Trust, LLC. For the period March 1, 2008 to November 10, 2008, Columbia Marsico Growth Master Portfolio paid $25,572,128 in advisory fees, $309,527 of which was waived by the Adviser.

[2]	Amounts shown are for the Fund’s corresponding Master Portfolio, which may include one or more additional feeder funds.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Advisory Fee Paid	$555,327	$624,721	$884,316
Amount Reimbursed	$177,252	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
California Intermediate Municipal Bond Fund
Advisory Fee Paid	$877,537	$895,804	$628,029
Amount Reimbursed	$249,629	$299,298	$245,824
Amount Waived	—	—	—

Corporate Bond Portfolio
Advisory Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Georgia Intermediate Municipal Bond Fund
Advisory Fee Paid	$531,704	$508,291	$483,879
Amount Reimbursed	$221,167	$212,433	$246,888
Amount Waived	—	—	—

LifeGoal® Balanced Growth Portfolio
Advisory Fee Paid	$1,343,431	$1,479,159	$2,458,096
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Growth Portfolio
Advisory Fee Paid	$879,067	$1,008,735	$1,849,265
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income and Growth Portfolio
Advisory Fee Paid	$346,254	$362,391	$528,855
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income Portfolio
Advisory Fee Paid	$15,573	$16,419	$18,539
Amount Reimbursed	$147,165	$88,426	$127,894
Amount Waived	$3,114	$3,284	$3,708

Maryland Intermediate Municipal Bond Fund
Advisory Fee Paid	$649,165	$637,768	$665,252
Amount Reimbursed	$249,129	$239,429	$267,402
Amount Waived	—	—	—

Masters International Equity Portfolio
Advisory Fee Paid	—	—	—
Amount Reimbursed	$409,217	$483,770	$454,382
Amount Waived	—	—	—

Mortgage- and Asset-Backed Portfolio
Advisory Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

North Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$807,714	$743,468	$716,191
Amount Reimbursed	$259,947	$259,156	$293,196
Amount Waived	—	—	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Short Term Bond Fund
Advisory Fee Paid	$5,778,812	$3,615,919	$2,820,376
Amount Reimbursed	$531,044	$221,792	$188,025
Amount Waived	—	—	—

Short Term Municipal Bond Fund
Advisory Fee Paid	$5,376,376	$2,263,618	$1,244,272
Amount Reimbursed	$223,599	$602,386	$470,889
Amount Waived	—	—	—

South Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$810,122	$831,600	$735,156
Amount Reimbursed	$247,880	$267,234	$273,304
Amount Waived	—	—	—

Virginia Municipal Bond Fund
Advisory Fee Paid	$1,332,156	$1,321,628	$1,314,492
Amount Reimbursed	$298,704	$367,033	$386,045
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Alfred F. Alley III, CFA	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund

Leonard A. Aplet, CFA	Short Term Bond Fund

Anwiti Bahuguna, PhD	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income

Kent M. Bergene	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income

Wayne M. Collette, CFA	Small Cap Growth Fund II

Brian M. Condon, CFA	Large Cap Enhanced Core Fund

Fred Copper, CFA	Masters International Equity Portfolio Multi-Advisor International Equity Fund* Overseas Value Fund

Portfolio Manager	Fund(s)
James D’Arcy, CFA

California Intermediate Municipal
Bond Fund

Georgia Intermediate Municipal
Bond Fund

Maryland Intermediate Municipal
Bond Fund

North Carolina Intermediate Municipal Bond Fund

Short Term Municipal Bond Fund

South Carolina Intermediate Municipal Bond Fund

Virginia Intermediate Municipal
Bond Fund

Lori J. Ensinger, CFA	Large Cap Value Fund Mid Cap Value Fund

Jarl Ginsberg, CFA	Small Cap Value Fund II

David I. Hoffman	Large Cap Value Fund Mid Cap Value Fund

Yan Jin	Convertible Securities Fund

David Joy	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income

David L. King, CFA	Convertible Securities Fund

Craig Leopold, CFA	Large Cap Core Fund

Gregory S. Liechty	Short Term Bond Fund

Lawrence W. Lin, CFA	Small Cap Growth Fund II

Colin Moore, AIIMR

Asset Allocation Fund II

LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio

LifeGoal® Income

Masters International Equity Portfolio

Multi-Advisor International Equity Fund*

George J. Myers, CFA	Small Cap Growth Fund II

Brian D. Neigut	Small Cap Growth Fund II

Carl W. Pappo, CFA	Corporate Bond Portfolio

Kent M. Peterson, PhD	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income

Portfolio Manager	Fund(s)
Noah J. Petrucci, CFA	Large Cap Value Fund Mid Cap Value Fund

Lee Reddin	Mortgage- and Asset-Backed Portfolio

Peter Santoro, CFA	Large Cap Core Fund

Marie M. Schofield, CFA	Asset Allocation Fund II LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income

Diane L. Sobin, CFA	Large Cap Value Fund Mid Cap Value Fund

Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II

Ronald B. Stahl, CFA	Short Term Bond Fund

Michael W. Zazzarino	Mortgage- and Asset-Backed Portfolio

*	Responsible for the portion of the Multi-Advisor International Equity Fund that is advised by the Adviser.

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal year ending February 28
Convertible Securities Fund	Yan Jin	3 other accounts	$500,000	None	None	(1)
	David L. King, CFA[1]	18 other accounts	$38.5 million	None	None	(1)
Large Cap Core Fund	Craig Leopold, CFA	1 RICs 2 PIVs 500 other accounts	$75 million $275 million $1 billion	None	$10,001- $50,000[a] $10,001- $50,000[b]	(1)
	Peter Santoro, CFA	2 RICs 2 PIVs 500 other accounts	$150 million $275 million $1 billion	None	$50,001- $100,000[a] $10,001- $50,000[b]	(1)
Large Cap Enhanced Core Fund	Brian M. Condon, CFA	2 RICs 8 PIVs 38 other accounts	$324 million $837 million $2.569 billion	1 other account ($23 million)	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Large Cap Index Fund	Alfred F. Alley III, CFA	3 RICs 4 PIV 19 other accounts	$3.382 billion $224.9 million $3.723 billion	None	$1- $10,000[a]	(1)
Large Cap Value Fund	Lori J. Ensinger, CFA	11 RICs 2 PIV 4,637 other accounts	$4.83 billion $375 million $2.5 billion	None	$100,001- $500,000[a]	(1)
	David I. Hoffman	11 RICs 2 PIV 4,643 other accounts	$4.83 billion $375 million $2.5 billion	None	$100,001- $500,000[b]	(1)
	Noah J. Petrucci, CFA	11 RICs 2 PIV 4,643 other accounts	$4.83 billion $375 million $2.5 billion	None	$50,001 - $100,000[a] $1- $10,000[b]	(1)
	Diane L. Sobin, CFA	11 RICs 2 PIV 4,648 other accounts	$4.83 billion $375 million $2.5 billion	None	$100,001- $500,000[a] $10,001- $50,000[b]	(1)
Mid Cap Index Fund	Alfred F. Alley III, CFA	3 RICs 4 PIV 19 other accounts	$4.104 billion $224.9 million $3.723 billion	None	$10,001- $50,000[a]	(1)
Mid Cap Value Fund	Lori J. Ensinger, CFA	11 RICs 2 PIV 4,637 other accounts	$2.73 billion $375 million $2.5 billion	None	$50,001- $100,000[a]	(1)
	David I. Hoffman	11 RICs 2 PIV 4,643 other accounts	$2.73 billion $375 million $2.5 billion	None	$100,001- $500,000[a]	(1)
	Noah J. Petrucci, CFA	11 RICs 2 PIV 4,643 other accounts	$2.73 billion $375 million $2.5 billion	None	$10,001- $50,000[a]	(1)
	Diane L. Sobin, CFA	11 RICs 2 PIV 4,648 other accounts	$2.73 billion $375 million $2.5 billion	None	$100,001- $500,000[a] $10,001- $50,000[b]	(1)
Multi-Advisor International Equity Fund**	Fred Copper, CFA	9 RICs 4 PIV 24 other accounts	$1.41 billion $634.7 million $86.9 million	None	None	(1)
	Colin Moore, AIIMR	18 RICs 26 PIVs 21 other accounts	$2.12 billion $2.4 billion $299 million	None	None	(2)
Overseas Value Fund	Fred Copper, CFA[1]	9 RICs 2 PIV 9 other accounts	$1.9 billion $540.6 million $52.8 million	None	None	(1)
Small Cap Growth Fund II	Wayne M. Collette, CFA[2]	10 RICs 1 PIVs 114 other accounts	$2.546 billion $125.4 million $216.4 million	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
	Lawrence W. Lin, CFA	7 RICs 1 PIVs 108 other accounts	$2.129 billion $125.4 million $138.8 million	None	None	(1)
	George J. Myers, CFA[2]	7 RICs 1 PIVs 103 other accounts	$2.129 billion $125.4 million $138.8 million	None	None	(1)
	Brian D. Neigut[2]	7 RICs 1 PIV 105 other accounts	$2.129 billion $125.4 million $138.6 million	None	None	(1)
Small Cap Index Fund	Alfred F. Alley III, CFA	3 RICs 4 PIV 19 other accounts	$4.656 billion $224.9 million $3.723 billion	None	$1- $10,000a	(1)
Small Cap Value Fund II	Jarl Ginsberg, CFA	2 RICs 37 other accounts	$0.2 billion $0.4 billion	None	$100,001- $500,000[a]	(1)
	Christian K. Stadlinger, PhD, CFA	2 RICs 33 other accounts	$0.2 billion $0.4 billion	None	$500,001- $1,000,000[a] $50,001- $100,000[b]	(1)
Asset Allocation Fund II	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$2 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(1)
	Colin Moore, AIIMR	18 RICs 26 PIV 21 other accounts	$3.521 billion $2.4 billion $299 billion	None	None	(2)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$2 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$2 billion $2.4 billion $296 billion	None	None	(1)
California Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Corporate Bond Portfolio	Carl W. Pappo, CFA	4 RICs 3 other accounts	$5.626 billion $850,000	None	None	(1)
Georgia Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
LifeGoal® Balanced Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$1.519 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(1)
	Colin Moore, AIIMR	18 RICs 26 PIV 21 other accounts	$3.039 billion $2.4 billion $299 billion	None	None	(2)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$1.519 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$1.519 billion $2.4 billion $296 billion	None	None	(1)
LifeGoal® Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$1.708 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(1)
	Colin Moore, AIIMR	18 RICs 26 PIV 21 other accounts	$3.228 billion $2.4 billion $299 billion	None	None	(2)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$1.708 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$1.708 billion $2.4 billion $296 billion	None	None	(1)
LifeGoal® Income and Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$1.955 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(1)
	Colin Moore, AIIMR	18 RICs 26 PIV 21 other accounts	$3.475 billion $2.4 billion $299 billion	None	None	(2)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$1.955 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$1.955 billion $2.4 billion $296 billion	None	None	(1)
LifeGoal® Income Portfolio	Anwiti Bahuguna, PhD	16 RICs 26 PIVs 22 other accounts	$2.07 billion $2.4 billion $296 million	None	None	(1)
	Kent M. Bergene	6 RICs 8 other accounts	$4.067 billion $1.47 million	None	None	(2)
	David Joy	6 RICs 6 other accounts	$4.067 billion $1.12 million	None	None	(1)
	Colin Moore, AIIMR	18 RICs 26 PIV 21 other accounts	$3.59 billion $2.4 billion $299 billion	None	None	(2)
	Kent M. Peterson, PhD	16 RICs 26 PIV 21 other accounts	$2.07 billion $2.4 billion $296 billion	None	None	(1)
	Marie M. Schofield, CFA	16 RICs 26 PIV 16 other accounts	$2.07 billion $2.4 billion $296 billion	None	None	(1)
Maryland Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Masters International Equity Portfolio	Fred Copper, CFA	10 RICs 4 PIVs 24 other accounts	$1.8 billion $634.7 million $92.4 million	None	None	(1)
	Colin Moore, AIIMR	18 RICs 26 PIV 21 other accounts	$3.483 billion $2.4 billion $299 billion	None	None	(2)
Mortgage- and Asset- Backed Portfolio	Lee Reddin	2 other accounts	$120,000	None	None	(1)
	Michael W. Zazzarino	5 RICs 9 PIVs 9 other accounts	$4.766 billion $2.64 billion $1.92 billion	None	None	(1)
North Carolina Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Short Term Bond Fund	Leonard A. Aplet, CFA	5 RICs 9 PIVs 80 other accounts	$410 million $3.34 billion $3.65 billion	None	Over $1,000,000[a] $1-$10,000[b]	(1)
	Gregory S. Liechty	19 other accounts	$59 million	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
	Ronald B. Stahl, CFA	7 RICs 9 PIVs 62 other accounts	$420 million $3.34 billion $3.64 billion	None	None	(1)
Short Term Municipal Bond Fund	James D’Arcy, CFA	2 PIVs 12 other accounts	$266.8 million $189.3 million	None	$10,001- $50,000[a] $1-$10,000[b]	(1)
South Carolina Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)
Virginia Intermediate Municipal Bond Fund	James D’Arcy, CFA	1 RICs 2 PIVs 12 other accounts	$2.556 billion $266.8 million $189.3 million	None	None	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Reflects information for the portion of the Multi-Advisor International Equity Fund that is advised by the Adviser.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of February 28, 2011.
[2]	Information provided as of March 31, 2010.

Structure of Compensation

(1) Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

(2) The compensation of these portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for

Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Alfred F. Alley III, CFA	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification
	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification
	Small Cap Index Fund	S&P Small Cap 600® Index	Lipper Small-Cap Core Funds Classification

Leonard A. Aplet, CFA	Short Term Bond Fund	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Anwiti Bahuguna, PhD	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification

Kent M. Bergene	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification

Wayne M. Collette, CFA	Small Cap Growth Fund II	Russell 2000 Index Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian M. Condon, CFA	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Fred Copper, CFA	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification
	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification
	Overseas Value Fund	MSCI EAFE Value Index	Lipper International Multi-Cap Value Funds Classification

James D’Arcy, CFA	California Intermediate Municipal Bond Fund	Barclays Capital California 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification
	Georgia Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification
	Maryland Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification
	North Carolina Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification
	Short Term Municipal Bond Fund	Barclays Capital 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification
	South Carolina Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	Virginia Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

Lori J. Ensinger, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification
	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Jarl Ginsberg, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification[a]
David I. Hoffman	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification
	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Yan Jin	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

David Joy	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification

David L. King, CFA	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

Craig Leopold, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Gregory S. Liechty	Short Term Bond Fund	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Lawrence W. Lin, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Colin Moore, AIIMR	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification
	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification
	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

George J. Myers, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian D. Neigut	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Carl W. Pappo, CFA	Corporate Bond Portfolio	Barclays Capital Credit Bond Index	N/A

Kent M. Peterson, PhD	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification

Noah J. Petrucci, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification
	Mid Cap Value Fund	Russell Mid Cap Value Index	Lipper Mid-Cap Value Classification

Lee Reddin	Mortgage and Asset-Backed Portfolio	Barclays Capital U.S. Securitized Index	N/A

Peter Santoro, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification
Marie M. Schofield, CFA	Asset Allocation Fund II	Russell 1000 Index/Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	LifeGoal® Income and Growth Portfolio	S&P 500® Index; Barclays Capital Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	LifeGoal® Income Portfolio	Barclays Capital Aggregate 1-3 Years Index; Blended: 80% Barclays Capital Aggregate 1-3 Years Index/20% Barclays Capital Corporate High-Yield Bond Index	Lipper General Bond Funds Classification

Diane L. Sobin, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	Mid Cap Value Fund	Russell Mid Cap Value Index	Lipper Mid-Cap Value Classification

Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification

Ronald B. Stahl, CFA	Short Term Bond Fund	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Michael W. Zazzarino	Mortgage and Asset-Backed Portfolio	Barclays Capital U.S. Securitized Index	Lipper Intermediate Investment Grade Debt Funds Classification

The Adviser’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Adviser, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Adviser discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

For Global Value Fund and Marsico Growth Fund, if the Funds were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

The Subadvisers and Investment Subadvisory Services

Brandes

Brandes is the investment subadviser to Global Value Fund and Columbia International Value Master Portfolio. The International Value Fund is a Feeder Fund and does not have its own subadviser(s) because it invests all of its assets in Columbia International Value Master Portfolio. With respect to the International Value Fund, Brandes earns its fee as the investment subadviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Brandes is 100% beneficially owned by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130. As of March 31, 2010, Brandes had approximately $51.6 billion in assets under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Brandes selects and manages the respective investments of each Fund for which it serves as investment subadviser. Brandes performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Brandes’ obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Brandes shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days’ written notice.

The Adviser, from the investment advisory fees it receives, pays Brandes for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Adviser also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Brandes

The Adviser pays Brandes, as full compensation for services provided and expenses assumed, a subadvisory fee for Global Value Fund and Columbia International Value Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets:

Fund/Master Portfolio	Rate of Compensation
Global Value Fund	• 0.50% on aggregate assets of Global Value Fund on the first $1 billion • 0.45% on aggregate assets of Global Value Fund above $1 billion
Columbia International Value Master Portfolio	• 0.50% of average daily net assets of International Value Master Portfolio

Subadvisory Fees Paid to Brandes

Brandes received subadvisory fees from the Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Brandes, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund
Advisory Fee Paid	$324,922	$799,901	$1,715,858
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund*
Advisory Fee Paid	$8,841,168	$12,462,818	$19,593,220	$22,308,152
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio.

Brandes Portfolio Manager(s)

The following provides additional information about the Brandes portfolio manager(s) responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Brandes portfolio manager(s) responsible for the Fund(s) are:

Portfolio Manager	Fund(s)
Jim Brown, CFA	Global Value Fund International Value Fund

Glenn R. Carlson, CFA	Global Value Fund International Value Fund

Brent Fredberg	Global Value Fund International Value Fund

Jeffrey Germain, CFA	Global Value Fund International Value Fund

Amelia M. Morris, CFA	Global Value Fund International Value Fund

Brent V. Woods, CFA	Global Value Fund International Value Fund

Brandes Portfolio Manager(s) Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Brandes portfolio manager(s) managed, as of the end of each Fund’s most recent fiscal year, or as indicated, the most recent practicable date.

Other Accounts Managed by the Brandes Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 28
Global Value Fund	Jim Brown, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Glenn R. Carlson, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None

Other Accounts Managed by the Brandes Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
	Brent Fredberg[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Jeffrey Germain, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Amelia M. Morris, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
	Brent V. Woods, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
International Value Fund	Jim Brown, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Glenn R. Carlson, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
	Brent Fredberg[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Jeffrey Germain, CFA[1]	6 RICs 28 PIVs 4,135 other accounts	$3.968 billion $6.927 billion $37.564 billion	13 other accounts ($4.177 billion)	None
	Amelia M. Morris, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None
	Brent V. Woods, CFA[1]	8 RICs 51 PIVs 4,813 other accounts	$4.014 billion $7.983 billion $39.577 billion	13 other accounts ($4.177 billion)	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[1]	Account information provided as of March 31, 2010.

Brandes Portfolio Manager(s) Compensation

Brandes’ compensation structure for portfolio managers/analysts is four-fold: competitive base salaries, participation in an annual bonus plan, participation in profit sharing plan and eligibility for participation in the firm’s equity through partnership or phantom equity. Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Fund or other accounts.

Brandes Portfolio Managers and Potential Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Causeway

Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously sub-advised by Causeway.

Subadvisory Rates Paid to Causeway

Until July 8, 2009, at which time the Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously sub-advised by Causeway, the Previous Adviser paid Causeway, as full compensation for services provided and expenses assumed, a subadvisory fee for Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate listed below as a percentage of the average daily net assets of the Fund:

Fund	Rate of Compensation
Multi-Advisor International Equity Fund	• 0.43% of aggregate average daily net assets of Multi-Advisor International Equity Fund

Subadvisory Fees Paid to Causeway

Causeway received subadvisory fees from the Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Causeway, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2008
Multi-Advisor International Equity Fund
Advisory Fee Paid	$1,379,059	$4,183,414	$5,502,776
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Marsico

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202, Marsico is an independent, employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. Marsico is an indirect subsidiary of Marsico Holdings, LLC, a Delaware Limited Liability Company. As of September 30, 2010, Marsico had approximately $47.2 billion under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Marsico selects and manages the respective investments of the Funds for which it serves as investment subadviser. Marsico performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Marsico’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Marsico shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days’ written notice.

The Adviser, from the investment advisory fees it receives, pays Marsico for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Adviser also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Marsico

Effective May 1, 2010, the Adviser pays Marsico, and for the period May 1, 2010 through January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund and Marsico Growth Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof subadvised by Marsico (“U.S. Funds”)*:

Fund	Rate of Compensation
U.S. Funds

•   0.45% on aggregate assets of the U.S. Funds up to $18 billion

•   0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion

•   0.35% on aggregate assets of the U.S. Funds above $21 billion

*

For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico 21st Century Fund; (ii) Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Marsico Growth Fund; and (vii) any future Columbia U.S. equity fund subadvised by Marsico, as the Adviser and Marsico mutually agree in writing.

Effective May 1, 2010, the Adviser pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof subadvised by Marsico (“International Funds”)*:

Fund	Rate of Compensation
International Funds

•   0.45% on aggregate assets of the International Funds up to $6 billion

•   0.40% on aggregate assets of the International Funds between $6 billion and $10 billion

•   0.35% on aggregate assets of the International Funds above $10 billion

*	For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico Global Fund; (ii) Marsico International Opportunities Fund; (iii) Multi-Advisor International Equity Fund; (iv) Columbia Marsico International Opportunities Fund, Variable Series; and (v) any future Columbia international equity fund subadvised by Marsico, as the Adviser and Marsico mutually agree in writing.

The Adviser pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of the Marsico Global Fund:

Fund	Rate of Compensation
Marsico Global Fund

•   0.45% on aggregate assets of the Marsico Global Fund up to $1.5 billion

•   0.40% on aggregate assets of the Marsico Global Fund between $1.5 billion and $3 billion

•   0.35% on aggregate assets of the Marsico Global Fund above $3 billion

For the period May 1, 2010 through January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund and Marsico International Opportunities Fund, computed daily and payable monthly, at the annual rates of 0.80% of the aggregate average daily net assets of U.S. Funds.

Immediately prior to January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed, a subadvisory fee for Marsico 21st Century Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate of 0.45% of the average net assets of the respective Fund.

Subadvisory Fees Paid to Marsico

Marsico received subadvisory fees from the Previous Adviser for Marsico’s services as reflected in the following chart, which shows the advisory fees paid to Marsico, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal periods.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009		Fiscal Period Ended February 29, 2008*
Marsico 21st Century Fund
Advisory Fee Paid	$17,890,538	$30,553,834		$8,068,502
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

Marsico Focused Equities Fund
Advisory Fee Paid	$13,085,046	$17,405,934		$4,579,577	**
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

Marsico Global Fund***
Advisory Fee Paid	$20,688	$17,043		N/A
Amount Reimbursed	—	—		N/A
Amount Waived	—	—		N/A

Marsico Growth Fund
Advisory Fee Paid	$16,721,820	$23,371,676	**	$6,299,921
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

Marsico International Opportunities Fund
Advisory Fee Paid	$5,728,038	$10,955,978		$2,927,361
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

Multi-Advisor International Equity Fund
Advisory Fee Paid	$3,532,116	$4,836,093		$1,316,794
Amount Reimbursed	—	—		—
Amount Waived	—	—		—

*	Marsico was an affiliated investment subadviser of the Previous Adviser until December 14, 2007. Therefore, the subadvisory fees paid are for the period December 14, 2007 through February 29, 2008.
**	Includes amount paid for services provided to former Master Portfolio.
***	Marsico Global Fund commenced operations in April 2008 and therefore paid no subadvisory fees prior to that date.

Marsico Portfolio Manager(s)

The following provides additional information about the Marsico portfolio manager(s) responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Marsico portfolio manager(s) responsible for the Fund(s) are:

Portfolio Manager	Fund(s)
James G. Gendelman	Marsico Global Fund
Marsico International Opportunities Fund
Multi-Advisor International Equity Fund

Corydon J. Gilchrist, CFA	Marsico 21st Century Fund
Marsico Global Fund

Thomas F. Marsico	Marsico Focused Equities Fund
Marsico Global Fund
Marsico Growth Fund

Munish Malhotra, CFA	Marsico International Opportunities Fund
Multi-Advisor International Equity Fund

A. Douglas Rao	Marsico Focused Equities Fund
Marsico Growth Fund

Coralie Witter, CFA	Marsico Focused Equities Fund
Marsico Growth Fund

Marsico Portfolio Manager(s) Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Marsico portfolio manager(s) managed, as of the end of each Fund’s most recent fiscal year, or as indicated, the most recent practicable date.

Other Accounts Managed by the Marsico Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 28
Marsico 21st Century Fund	Corydon J. Gilchrist, CFA[a]	5 RICs 9 PIVs 10 other accounts	$4.927 billion $1.577 billion $1.6 billion	None	None
Marsico Focused Equities Fund	Thomas F. Marsico[b]	30 RICs 15 PIVs 136 other accounts	$16.402 billion $2.286 billion $13.613 billion	None	None
	A. Douglas Rao[c]	10 RICs 2 other accounts	$10.335 billion $4.757 billion	None	None
	Coralie Witter, CFA[1]	None	$0	None	None
Marsico Global Fund	James G. Gendelman	20 RICs 8 PIVs 22 other accounts	$8.801 billion $1.238 billion $2.201 billion	None	None

Other Accounts Managed by the Marsico Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
	Corydon J. Gilchrist, CFA[a]	5 RICs 9 PIVs 10 other accounts	$4.927 billion $1.577 billion $1.6 billion	None	None
	Thomas F. Marsico[b]	30 RICs 15 PIVs 136 other accounts	$19.352 billion $2.286 billion $13.613 billion	None	None
Marsico Growth Fund	Thomas F. Marsico[b]	30 RICs 15 PIVs 136 other accounts	$15.647 billion $2.286 billion $13.613 billion	None	None
	A. Douglas Rao[c]	10 RICs 2 other accounts	$9.580 billion $4.757 billion	None	None
	Coralie Witter, CFA[1]	None	$0	None	None
Marsico International Opportunities Fund	James G. Gendelman	20 RICs 8 PIVs 22 other accounts	$7.607 billion $1.238 billion $2.201 billion	None	None
	Munish Malhotra, CFA[1]	None	$0	None	None
Multi-Advisor International Equity Fund	James G. Gendelman	20 RICs 8 PIVs 22 other accounts	$8.062 billion $1.238 billion $2.201 billion	None	None
	Munish Malhotra, CFA[1]	None	$0	None	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[1]	Information is provided as of October 31, 2010.
[a]

One of the “Other Accounts” is a wrap fee platform, which includes 2,357 of underlying clients with total assets of approximately $458 million and one of the “Other Accounts” represents a model portfolio with total assets of approximately $117 million.

[b]

One of the “Other Accounts” is a wrap fee platform, which includes 9,270 underlying clients with total assets of approximately $2,945 and two of the “Other Accounts” represent model portfolio with total assets of approximately $1.813 billion.

[c]

The “Other Accounts” are a wrap fee platform, which includes approximately 9,270 underlying clients with total assets of approximately $2.945 billion, and a model portfolio with total assets of approximately $1.812 billion.

Marsico Portfolio Manager(s) Compensation

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Marsico Portfolio Managers and Potential Conflicts of Interest

As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

The Administrator and the Previous Administrator received fees from the Funds for their services as reflected in the following charts, which show administration fees paid to and, as applicable waived/reimbursed by the Administrator and the Previous Administrator, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Administration Fee Paid	$645,345	$867,215	$1,501,974
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Global Value Fund
Administration Fee Paid	$65,422	$211,052	$483,369
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Large Cap Enhanced Core Fund
Administration Fee Paid	$760,800	$970,695	$1,247,255
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Large Cap Index Fund
Administration Fee Paid	$2,231,508	$2,238,144	$2,721,298
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Large Cap Value Fund
Administration Fee Paid	$3,641,178	$4,741,946	$7,040,233
Amount Reimbursed	—	$200,002	$200,001
Amount Waived	—	—	—

Marsico 21st Century Fund
Administration Fee Paid	$8,603,983	$15,005,283	$15,184,769
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Marsico Global Fund***
Administration Fee Paid	—	—	N/A
Amount Reimbursed	—	—	N/A
Amount Waived	—	—	—

Marsico International Opportunities Fund
Administration Fee Paid	$2,706,440	$5,232,450	$7,047,989
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Mid Cap Index Fund
Administration Fee Paid	$1,474,963	$1,534,088	$1,983,318
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Mid Cap Value Fund
Administration Fee Paid	$6,437,740	$6,836,190	$7,040,843
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Multi-Advisor International Equity Fund
Administration Fee Paid	$2,340,535	$3,345,352	$4,370,355
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Overseas Value Fund***
Administration Fee Paid[1]	—	—	N/A
Amount Reimbursed	—	—	N/A
Amount Waived	—	—	N/A

Small Cap Index Fund
Administration Fee Paid	$1,163,978	$1,162,133	$1,544,239
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Small Cap Value Fund II
Administration Fee Paid	$1,916,545	$1,901,446	$1,229,303
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no administration fees prior to that date.
***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no administration fees prior to that date.
[1]	The Fund paid the Administrator $3,250 (unaudited) and the Previous Administrator $668 (unaudited) in administration fees during its fiscal year ended February 28, 2011.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*		Fiscal Year Ended March 31, 2007*
International Value Fund**
Administration Fee Paid	$2,523,528	$3,627,490	$5,790,419		$6,574,153
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Large Cap Core Fund
Administration Fee Paid	$1,646,222	$1,967,356	$1,820,111	***	$1,907,360	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Marsico Focused Equities
Administration Fee Paid	$6,259,486	$8,469,821	$5,370,916	***	$5,095,728	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Marsico Growth Fund
Administration Fee Paid	$8,032,650	$7,436,572	$7,074,752	***	$5,791,064	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

Small Cap Growth Fund II
Administration Fee Paid	$296,532	$372,770	$331,182	***	$416,914	***
Amount Reimbursed	—	—	—		—
Amount Waived	—	—	—		—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	The Administration fees are paid at both the Master Portfolio- and Feeder Fund –levels; amounts shown above include only the portion paid at the Feeder Fund-level.
***	Prior to the Fund’s conversion from a feeder fund in a master/feeder structure to a stand-alone fund, the Administration fees were paid at both the Master Portfolio- and Feeder-Fund levels; amounts shown include only the portion paid at the Feeder-Fund level.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Administration Fee Paid	$56,172	$68,070	$103,492
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

California Intermediate Municipal Bond Fund
Administration Fee Paid	$258,160	$264,344	$163,661
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Corporate Bond Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Georgia Intermediate Municipal Bond Fund
Administration Fee Paid	$141,447	$133,545	$115,028
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
LifeGoal® Balanced Growth Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Growth Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income and Growth Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

LifeGoal® Income Portfolio
Administration Fee Paid	$39,883	$38,550	$39,819
Amount Reimbursed	$27,743	$26,949	$30,446
Amount Waived	—	—	—

Maryland Intermediate Municipal Bond Fund
Administration Fee Paid	$181,093	$177,259	$176,246
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Masters International Equity Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Mortgage- and Asset-Backed Portfolio
Administration Fee Paid	—	—	—
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

North Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$234,514	$212,808	$193,432
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Short Term Bond Fund
Administration Fee Paid	$2,556,779	$1,550,851	$1,165,896
Amount Reimbursed	$97,492	$241,564	—
Amount Waived	—	—	—

Short Term Municipal Bond Fund
Administration Fee Paid	$2,935,466	$1,071,138	$511,659
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

South Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$235,422	$242,696	$199,829
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Virginia Municipal Bond Fund
Administration Fee Paid	$411,604	$408,177	$395,351
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Funds. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Masters International Equity Portfolio, Large Cap Index Fund and Small Cap Index Fund) pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Large Cap Index Fund and Small Cap Index Fund), also reimburses State Street for certain out-of-pocket expenses and charges.

Under the State Street Agreements, LifeGoal® Income Portfolio and Masters International Equity Portfolio pay State Street an annual fee of $26,000 paid monthly. LifeGoal® Income Portfolio also reimburses State Street for certain out-of-pocket expenses and charges. Except for LifeGoal® Income Portfolio, the LifeGoal® Portfolios do not pay any separate fees for services rendered under the State Street Agreements, and, except for LifeGoal® Income Portfolio, the fees for pricing and bookkeeping services incurred by the LifeGoal® Portfolios are paid as part of the management fee.

Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by Large Cap Index Fund and Small Cap Index Fund are paid by the Administrator.

Pursuant to an assumption agreement with the Adviser, Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio do not pay separate fees for services rendered under the State Street Agreements and do not pay fees for pricing and bookkeeping services.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the

Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated.

Pricing and Bookkeeping Fees Paid by the Funds

The Adviser, the Previous Adviser and State Street received fees from the Funds for their services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street, the Adviser and the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$117,450	$136,127	$155,666

Global Value Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$59,373	$72,500	$101,627

Large Cap Enhanced Core Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$117,947	$129,888	$142,326

Large Cap Index Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Large Cap Value Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$141,357	$141,105	$141,180

Marsico 21st Century Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$147,990	$144,160	$151,351

Marsico Global Fund**
Amount Paid to Adviser	—	—	N/A
Amount Paid to State Street	$22,418	$16,411	N/A

Marsico International Opportunities Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$151,423	$150,412	$151,942

Mid Cap Index Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$145,331	$145,519	$145,051

Mid Cap Value Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$141,991	$141,486	$141,577

Multi-Advisor International Equity Fund
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$155,605	$153,963	$155,814

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Overseas Value Fund***
Amount Paid to Adviser[1]	—	—	N/A
Amount Paid to State Street[2]	$15,682	$14,124	N/A

Small Cap Index Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Small Cap Value Fund II
Amount Paid to Adviser	—	—	$11,588
Amount Paid to State Street	$141,971	$141,609	$139,589

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no pricing and bookkeeping fees prior to that date.
***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no pricing and bookkeeping fees prior to that date.
[1]	The Fund paid no pricing and bookkeeping fees to the Adviser or the Previous Adviser during its fiscal year ended February 28, 2011.
[2]	The Fund paid State Street $39,176 (unaudited) in pricing and bookkeeping fees during its fiscal year ended February 28, 2011.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*	Fiscal Year Ended March 31, 2007*
International Value Fund**
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$38,000	$38,000	$34,835	$38,000

Large Cap Core Fund
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$144,815	$144,115	$34,834	$38,000

Marsico Focused Equities Fund
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$143,765	$143,367	$34,834	$38,000

Marsico Growth Fund***
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$143,813	$60,038	$38,309	$38,000

Small Cap Growth Fund II
Amount Paid to Adviser	—	—	$2,603	—
Amount Paid to State Street	$89,209	$100,308	$34,834	$38,000

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	The Pricing and Bookkeeping Fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.
***	Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund on November 10, 2008. All amounts shown prior to that date are only the portion that was paid at the Feeder Fund-level.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$69,984	$73,930	$78,683

California Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$89,890	$93,328	$72,662

Corporate Bond Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Georgia Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$68,821	$66,874	$64,146

LifeGoal® Balanced Growth Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

LifeGoal® Growth Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

LifeGoal® Income and Growth Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

LifeGoal® Income Portfolio
Amount Paid to Adviser	—	—	$8,032
Amount Paid to State Street	$26,283	$26,128	$26,000

Maryland Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$74,271	$73,866	$73,668

Masters International Equity Portfolio
Amount Paid to Adviser	—	—	$8,032
Amount Paid to State Street	$26,284	$26,151	$23,027

Mortgage- and Asset-Backed Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

North Carolina Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$84,310	$77,582	$76,676

Short Term Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$170,978	$171,635	$159,889

Short Term Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$184,672	$159,109	$108,490

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
South Carolina Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$81,480	$81,703	$74,147

Virginia Municipal Bond Fund
Amount Paid to Adviser	—	—	$10,280
Amount Paid to State Street	$107,431	$105,618	$103,264

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 225 Franklin Street, Boston, MA 02110.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and the Previous Distributor retained, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Convertible Securities Fund
Amount Paid
Class A shares	$44,314	$45,753	$112,195
Amount Retained
Class A shares	$6,663	$7,725	$19,691
Class B shares	$15,863	$64,574	$117,174
Class C shares	$141	$2,957	$4,789

Global Value Fund
Amount Paid
Class A shares	$5	$534	$516
Amount Retained
Class A shares	—	$77	$74
Class B shares	$2,301	$15,805	$22,822
Class C shares	—	$58	$368

Large Cap Enhanced Core Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	—	—	—
Class R shares	—	—	—

Large Cap Index Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	$15	$446	—
Class B shares	$4,216	$14,227	—

Large Cap Value Fund
Amount Paid
Class A shares	$153,445	$178,936	$353,351
Amount Retained
Class A shares	$25,081	$29,956	$60,814
Class B shares	$57,696	$221,885	$492,464
Class C shares	$1,728	$2,847	$6,649

Marsico 21st Century Fund
Amount Paid
Class A shares	$813,469	$4,159,043	$12,947,491
Amount Retained
Class A shares	$120,518	$683,537	$2,024,258
Class B shares	$402,871	$516,184	$289,032
Class C shares	$144,216	$531,406	$345,480

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Marsico Global Fund**
Amount Paid
Class A shares	$12,606	$6,062	N/A
Amount Retained
Class A shares	$1,779	$696	N/A
Class C shares	$743	$606	N/A

Marsico International Opportunities Fund
Amount Paid
Class A shares	$69,193	$302,677	$895,581
Amount Retained
Class A shares	$10,762	$54,459	$172,178
Class B shares	$38,709	$72,437	$46,425
Class C shares	$4,361	$20,577	$18,926

Mid Cap Index Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	—	—	—

Mid Cap Value Fund
Amount Paid
Class A shares	$267,654	$770,465	$2,497,114
Amount Retained
Class A shares	$45,628	$127,913	$404,357
Class B shares	$88,854	$191,561	$281,240
Class C shares	$20,739	$82,583	$69,456

Multi-Advisor International Equity Fund
Amount Paid
Class A shares	$13,134	$29,574	$56,978
Amount Retained
Class A shares	$2,007	$4,955	$10,323
Class B shares	$1,146	$2,895	$4,383
Class C shares	—	$155	$794

Overseas Value Fund***
Amount Paid[1]	—	—	N/A
Amount Retained[2]	—	—	N/A

Small Cap Index Fund
Amount Paid
Class A shares	—	—	—
Amount Retained
Class A shares	—	—	—

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Year Ended February 29, 2008*
Small Cap Value Fund II
Amount Paid
Class A shares	$8,583	$69,290	$369,025
Amount Retained
Class A shares	$1,118	$13,657	$59,495
Class B shares	$8,191	$13,646	$7,183
Class C shares	$1,745	$18,619	$11,554

*	All amounts were paid to or retained by the Previous Distributor.
**	Marsico Global Fund commenced operations in April 2008 and therefore paid no underwriting commissions prior to that date.
***	Overseas Value Fund commenced operations on March 31, 2008 and therefore paid no underwriting commissions prior to that date.
[1]	The Fund paid no underwriting commission fees to the Distributor or the Previous Distributor during its fiscal year ended February 28, 2011.
[2]	Neither the Distributor nor the Previous Distributor retained underwriting commissions during the Fund’s fiscal year ended February 28, 2011.

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*	Fiscal Year Ended March 31, 2007*
International Value Fund
Amount Paid
Class A shares	$242,634	$684	$3,365	$4,037
Amount Retained
Class A shares	$34,160	$123	$514	$2,873
Class B shares	$507	$6,436	$21,443	$68,082
Class C shares	$827	$241	$246	$2,382

Large Cap Core Fund
Amount Paid
Class A shares	$42,420	$51,581	$55,167	$63,329
Amount Retained
Class A shares	$6,503	$8,300	$7,051	$9,738
Class B shares	$3,239	$4,423	$7,596	$12,538
Class C shares	$203	$128	$1,173	$3

Marsico Focused Equities Fund
Amount Paid
Class A shares	$264,977	$416,549	$789,688	$1,182,320
Amount Retained
Class A shares	$44,751	$70,078	$120,841	$181,454
Class B shares	$118,597	$207,952	$205,714	$390,545
Class C shares	$24,741	$58,825	$57,001	$76,216

Marsico Growth Fund
Amount Paid
Class A shares	$341,752	$577,560	$1,548,919	$1,901,364
Amount Retained
Class A shares	$66,515	$93,405	$219,479	$293,009
Class B shares	$119,246	$215,743	$130,863	$223,664
Class C shares	$43,937	$157,908	$105,184	$145,140

Fund	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*	Fiscal Period Ended February 29, 2008*	Fiscal Year Ended March 31, 2007*
Small Cap Growth Fund II
Amount Paid
Class A shares	$21,406	$38,170	$64,488	$66,395
Amount Retained
Class A shares	$12,949	$3,046	$6,108	$10,204
Class B shares	$1,948	$6,115	$11,977	$21,722
Class C shares	$551	$795	$1,423	$513

*	All amounts were paid to or retained by the Previous Distributor.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Asset Allocation Fund II
Amount Paid
Class A shares	$18,211	$23,096	$40,023
Amount Retained
Class A shares	$2,904	$3,460	$6,401
Class B shares	$502	$6,156	$4,775
Class C shares	$12	$350	$115

Corporate Bond Portfolio
Amount Paid
Shares	—	—	—

LifeGoal® Balanced Growth Portfolio
Amount Paid
Class A shares	$707,466	$824,098	$1,678,950
Amount Retained
Class A shares	$112,738	$132,234	$288,116
Class B shares	$220,799	$479,481	$556,817
Class C shares	$6,080	$56,297	$30,593

LifeGoal® Growth Portfolio
Amount Paid
Class A shares	$357,761	$619,512	$1,467,904
Amount Retained
Class A shares	$54,808	$99,409	$252,171
Class B shares	$109,835	$230,340	$294,499
Class C shares	$6,240	$14,107	$28,334

LifeGoal® Income and Growth Portfolio
Amount Paid
Class A shares	$161,707	$248,920	$376,066
Amount Retained
Class A shares	$27,891	$45,674	$63,391
Class B shares	$43,762	$137,664	$125,774
Class C shares	$2,141	$9,112	$7,352

LifeGoal® Income Portfolio
Amount Paid
Class A shares	$12,780	$20,370	$28,029
Amount Retained
Class A shares	$1,355	$1,738	$2,616
Class B shares	$6,709	$5,919	$11,651
Class C shares	$145	$1,609	$26

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Masters International Equity Portfolio
Amount Paid
Class A shares	$22,038	$125,854	$385,492
Amount Retained
Class A shares	$17,969	$21,250	$66,088
Class B shares	$14,287	$19,308	$17,122
Class C shares	$588	$6,443	$7,687

Mortgage- and Asset-Backed Portfolio
Amount Paid
Shares	—	—	—

Short Term Bond Fund
Amount Paid
Class A shares	$243,246	$70,381	$10,094
Amount Retained
Class A shares	$99,958	$19,312	$2,260
Class B shares	$4,116	$2,819	$4,984
Class C shares	$33,731	$14,417	$1,919

Short Term Municipal Bond Fund
Amount Paid
Class A shares	$338,947	$163,550	$145
Amount Retained
Class A shares	$262,334	$56,320	$32
Class B shares	—	—	—
Class C shares	$30,159	$4,996	$203

*	All amounts were paid to or retained by the Previous Distributor.

Fund	Fiscal Period Ended March 31, 2010*	Fiscal Period Ended March 31, 2009*	Fiscal Period Ended March 31, 2008*
California Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$13,765	$13,086	$1,585
Amount Retained
Class A shares	$4,013	$21,316	$162
Class B shares	$991	$1,377	$540
Class C shares	$828	$406	—

Georgia Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$32,915	$4,631	$7,927
Amount Retained
Class A shares	$3,025	$454	$839
Class B shares	$582	—	$2,301
Class C shares	$462	—	—

Maryland Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$71,197	$31,838	$11,083
Amount Retained
Class A shares	$6,775	$3,179	$1,176
Class B shares	$485	$283	$654
Class C shares	—	—	—

Fund	Fiscal Period Ended March 31, 2010*	Fiscal Period Ended March 31, 2009*	Fiscal Period Ended March 31, 2008*
North Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$31,713	$21,324	$6,097
Amount Retained
Class A shares	$13,321	$2,537	$669
Class B shares	$713	$229	$2,893
Class C shares	$409	—	$263

South Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$53,622	$18,959	$4,052
Amount Retained
Class A shares	$24,755	$7,258	$345
Class B shares	—	—	$1,134
Class C shares	$322	$141	$1,210

Virginia Municipal Bond Fund
Amount Paid
Class A shares	$28,594	$22,633	$21,118
Amount Retained
Class A shares	$3,230	$2,300	$2,173
Class B shares	$698	$97	$1.746
Class C shares	$970	$947	$21

*	All amounts were paid to or retained by the Previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal®

Income and Growth Portfolio, reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, and Class Y shares. For Class R4 shares, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period January 1, 2008 through December 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through December 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Previous Transfer Agent was paid an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The financial statements for the fiscal years ended on or after March 31, 2010 contained in a Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for the fiscal years ended on or after March 31, 2011.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue N.W., Washington, DC, 20001.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class B shares, Class C shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds and a combined shareholder servicing and distribution plan for Class A shares. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	none	none	0.25%*
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%[a]
Class I	none	none	none
Class R	0.50%	— [b]	0.50%
Class R4	none	0.25%[c]	0.25%[c]
Class T	none	0.50%[d]	0.50%[d]
Class W	0.25%	0.25%	0.25%
Class Y	none	none	none
Class Z	none	none	none

*	The Funds pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.

[a]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of Short Term Bond Fund so that the distribution fee does not exceed 0.31% annually and the combined distribution and service fee does not exceed 0.56% annually. This arrangement may be modified or terminated by the Distributor at any time.

[b]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[c]

The shareholder service fees for Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up. and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[d]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the distribution plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The distribution plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The distribution plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Distributor and the Previous Distributor received distribution and service fees from the Funds for their services as reflected in the following charts, which show distribution and service fees paid to and waived by the Distributor and the Previous Distributor for the most recently completed fiscal year, except as otherwise indicated. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class Y shares and Class Z shares do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended February 28, 2010*

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Convertible Securities Fund
Combined Shareholder Servicing and Distribution Fee	$452,015	N/A	N/A	N/A
Distribution Fee	—	$217,252	$151,485	N/A
Service Fee	—	$72,417	$50,495	N/A
Fees Waived by the Distributor	—	—	—	N/A

Global Value Fund
Combined Shareholder Servicing and Distribution Fee	$43,756	N/A	N/A	N/A
Distribution Fee	—	$60,336	$175,288	N/A
Service Fee	—	$20,112	$58,429	N/A
Fees Waived by the Distributor	—	—	—	N/A

International Value Fund
Combined Shareholder Servicing and Distribution Fee	$839,422	N/A	N/A	N/A
Distribution Fee	—	$117,908	$471,362	N/A
Service Fee	—	$39,414	$157,299	N/A
Fees Waived by the Distributor	—	—	—	N/A

Large Cap Core Fund
Combined Shareholder Servicing and Distribution Fee	$308,472	N/A	N/A	N/A
Distribution Fee	—	$25,822	$16,769	N/A
Service Fee	—	$8,610	$5,586	N/A
Fees Waived by the Distributor	—	—	—	N/A

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Large Cap Enhanced Core Fund
Combined Shareholder Servicing and Distribution Fee	$29,925	N/A	N/A	N/A
Distribution Fee	—	N/A	N/A	$365
Service Fee	—	N/A	N/A	—
Fees Waived by the Distributor	—	N/A	N/A	—

Large Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$450,571	N/A	N/A	N/A
Distribution Fee	—	$28,498	N/A	N/A
Service Fee	—	$9,500	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A

Large Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$2,116,593	N/A	N/A	N/A
Distribution Fee	—	$931,465	$278,193	$1,043
Service Fee	—	$310,488	$92,731	—
Fees Waived by the Distributor	—	—	—	—

Marsico 21st Century Fund
Combined Shareholder Servicing and Distribution Fee	$5,312,864	N/A	N/A	N/A
Distribution Fee	—	$865,694	$5,219,447	$229,926
Service Fee	—	$288,564	$1,739,815	—
Fees Waived by the Distributor	—	—	—	—

Marsico Focused Equities Fund
Combined Shareholder Servicing and Distribution Fee	$3,765,167	N/A	N/A	N/A
Distribution Fee	—	$520,025	$2,265,084	N/A
Service Fee	—	$173,342	$755,028	N/A
Fees Waived by the Distributor	—	—	—	N/A

Marsico Global Fund
Combined Shareholder Servicing and Distribution Fee	$4,057	N/A	N/A	N/A
Distribution Fee	—	N/A	$8,834	$4,318
Service Fee	—	N/A	$2,945	—
Fees Waived by the Distributor	—	N/A	—	—

Marsico Growth Fund
Combined Shareholder Servicing and Distribution Fee	$4,043,631	N/A	N/A	N/A
Distribution Fee	—	$377,764	$3,184,187	$65,356
Service Fee	—	$125,921	$1,061,396	—
Fees Waived by the Distributor	—	—	—	—

Marsico International Opportunities Fund
Combined Shareholder Servicing and Distribution Fee	$554,223	N/A	N/A	N/A
Distribution Fee	—	$141,837	$353,171	$15,664
Service Fee	—	$47,279	$117,724	—
Fees Waived by the Distributor	—	—	—	—

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Mid Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$297,022	N/A	N/A	N/A
Distribution Fee	—	N/A	N/A	N/A
Service Fee	—	N/A	N/A	N/A
Fees Waived by the Distributor	—	N/A	N/A	N/A

Mid Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$3,275,124	N/A	N/A	N/A
Distribution Fee	—	$555,246	$1,337,147	$1,054,475
Service Fee	—	$183,887	$443,036	—
Fees Waived by the Distributor	—	—	—	—

Multi-Advisor International Equity Fund
Combined Shareholder Servicing and Distribution Fee	$58,172	N/A	N/A	N/A
Distribution Fee	—	$9,896	$13,300	$992
Service Fee	—	$3,299	$4,433	—
Fees Waived by the Distributor	—	—	—	—

Overseas Value Fund[1]
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A
Distribution Fee	—	N/A	—	—
Service Fee	—	N/A	—	—
Fees Waived by the Distributor	—	—	—	—

Small Cap Growth Fund II
Combined Shareholder Servicing and Distribution Fee	$295,265	N/A	N/A	N/A
Distribution Fee	—	$27,741	$19,673	N/A
Service Fee	—	$9,242	$6,551	N/A
Fees Waived by the Distributor	—	—	—	N/A

Small Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$166,219	N/A	N/A	N/A
Distribution Fee	—	N/A	N/A	N/A
Service Fee	—	N/A	N/A	N/A
Fees Waived by the Distributor	—	N/A	N/A	N/A

Small Cap Value Fund II
Combined Shareholder Servicing and Distribution Fee	$869,827	N/A	N/A	N/A
Distribution Fee	—	$22,185	$188,396	$103,273
Service Fee	—	$7,388	$62,797	—
Fees Waived by the Distributor	—	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.
[1]	Information provided as of February 28, 2011 and applies to both the Distributor and the Previous Distributor.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended March 31, 2010*

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Shares
Asset Allocation Fund II
Combined Shareholder Servicing and Distribution Fee	$169,852	N/A	N/A	N/A	N/A
Distribution Fee	—	$17,494	$5,233	N/A	N/A
Service Fee	—	$5,831	$1,744	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

California Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$43,341	N/A	N/A	N/A	N/A
Distribution Fee	—	$1,855	$11,515	N/A	N/A
Service Fee	—	$618	$3,839	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Corporate Bond Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	—
Service Fee	N/A	N/A	N/A	N/A	—
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	—

Georgia Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$43,782	N/A	N/A	N/A	N/A
Distribution Fee	—	$9,036	$22,158	N/A	N/A
Service Fee	—	$3,015	$7,386	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$546,946	N/A	N/A	N/A	N/A
Distribution Fee	—	$1,354,042	$596,938	$9,178	N/A
Service Fee	—	$451,347	$198,979	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$391,736	N/A	N/A	N/A	N/A
Distribution Fee	—	$671,947	$471,008	$6,656	N/A
Service Fee	—	$223,982	$157,003	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$136,936	N/A	N/A	N/A	N/A
Distribution Fee	—	$322,250	$161,951	$2,344	N/A
Service Fee	—	$107,417	$54,049	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Shares
LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	$33,338	N/A	N/A	N/A	N/A
Distribution Fee	—	$56,642	$41,333	N/A	N/A
Service Fee	—	$18,891	$13,781	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Maryland Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$64,534	N/A	N/A	N/A	N/A
Distribution Fee	—	$11,470	$19,721	N/A	N/A
Service Fee	—	$3,828	$6,571	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	$138,968	N/A	N/A	N/A	N/A
Distribution Fee	—	$29,802	$82,039	$150	N/A
Service Fee	—	$9,938	$27,350	—	N/A
Fees Waived by the Distributor	—	—	—	—	N/A

Mortgage- and Asset- Backed Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	—
Service Fee	N/A	N/A	N/A	N/A	—
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	—

North Carolina Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$71,879	N/A	N/A	N/A	N/A
Distribution Fee	—	$12,236	$28,699	N/A	N/A
Service Fee	—	$4,079	$9,566	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Short Term Bond Fund
Combined Shareholder Servicing and Distribution Fee	$467,584	N/A	N/A	N/A	N/A
Distribution Fee	—	$76,368	$532,171	N/A	N/A
Service Fee	—	$25,456	$177,390	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Short Term Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$940,719	N/A	N/A	N/A	N/A
Distribution Fee	—	$3,281	$381,034	N/A	N/A
Service Fee	—	$1,094	$127,022	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Shares
South Carolina Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$58,148	N/A	N/A	N/A	N/A
Distribution Fee	—	$12,402	$58,377	N/A	N/A
Service Fee	—	$4,126	$19,458	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

Virginia Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$127,074	N/A	N/A	N/A	N/A
Distribution Fee	—	$14,232	$16,153	N/A	N/A
Service Fee	—	$4,759	$5,385	N/A	N/A
Fees Waived by the Distributor	—	—	—	N/A	N/A

*	All amounts were paid to or waived by the Previous Distributor.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The distribution plans authorize any other payments by the Funds to the Distributor and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares. There were no unreimbursed expenses incurred under the distribution plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under a distribution plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Expense Limitations

The Adviser has voluntarily agreed to reimburse a portion of the Funds’ expenses so that the Funds’ ordinary operating expenses (excluding any brokerage commissions, interest, acquired fund fees and expenses, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, do not exceed the following percentages:

Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class T	Class W	Class Y	Class Z
For Funds with fiscal year ended February 28
Convertible Securities Fund	1.15%	1.90%	1.90%	0.85%							0.90%
Global Value Fund*	1.60%	2.35%	2.35%								1.35%
International Value Fund	1.60%	2.35%	2.35%	1.25%	1.85%						1.35%
Large Cap Core Fund	1.25%	2.00%	2.00%	0.87%					1.25%		1.00%
Large Cap Enhanced Core Fund*	0.95%			0.57%	1.20%					0.70%	0.70%
Large Cap Index Fund*	0.39%	1.14%									0.14%
Large Cap Value Fund	1.25%	2.00%	2.00%	0.87%	1.50%				1.25%	1.00%	1.00%
Marsico 21st Century Fund	1.45%	2.20%	2.20%		1.70%						1.20%
Marsico Focused Equities Fund	1.45%	2.20%	2.20%	1.08%							1.20%
Marsico Global Fund	1.60%		2.35%		1.85%						1.35%
Marsico Growth Fund	1.45%	2.20%	2.20%	1.07%	1.70%				1.45%		1.20%
Marsico International Opportunities Fund	1.60%	2.35%	2.35%	1.21%	1.85%						1.35%
Mid Cap Index Fund	0.45%			0.19%							0.20%
Mid Cap Value Fund	1.30%	2.05%	2.05%	0.91%	1.55%	1.21%			1.30%	1.05%	1.05%
Multi-Advisor International Equity Fund	1.60%	2.35%	2.35%	1.24%	1.85%				1.60%		1.35%
Overseas Value Fund				0.95%					1.40%		1.15%
Small Cap Growth Fund II*	1.35%	2.10%	2.10%								1.10%
Small Cap Index Fund*	0.45%										0.20%
Small Cap Value Fund II*	1.35%	2.10%	2.10%	0.95%	1.60%						1.10%

Funds with fiscal year ended March 31
Asset Allocation Fund II
California Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Corporate Bond Portfolio
Georgia Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
LifeGoal® Balanced Growth Portfolio
LifeGoal® Growth Portfolio
LifeGoal® Income and Growth Portfolio
LifeGoal® Income Portfolio
Maryland Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Masters International Equity Portfolio	0.25%	1.00%	1.00%		0.50%						0.00%
Mortgage- and Asset-Backed Portfolio
North Carolina Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Short Term Bond Fund	0.73%	1.48%	1.48%	0.45%	0.98%	0.74%			0.73%	0.48%	0.48%
Short Term Municipal Bond Fund*	0.75%	1.50%	1.50%								0.50%
South Carolina Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%
Virginia Intermediate Municipal Bond Fund*	0.80%	1.55%	1.55%								0.55%

*	The Adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery.

These arrangements may be modified or terminated by the Adviser at any time.

For Short Term Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.31% annually. This arrangement may be modified or terminated by the Distributor at any time.

Advisory Fee Waiver for Certain Funds – Period ending June 30, 2011

The Adviser has contractually agreed to waive a portion of the investment advisory fee for Marsico 21st Century Fund, Marsico Focused Equities Fund, Marsico International Opportunities Fund, Marsico Growth Fund and Multi-Advisor International Equity Fund through June 30, 2011 in an amount that is calculated based on the difference between the subadvisory fees that would have been payable to Marsico based on the subadvisory fee rates then in effect immediately prior to January 1, 2008 and the fees payable to Marsico under the current subadvisory fee rates. See Investment Advisory and Other Services – The Subadviser(s) and Investment Subadvisory Services for information on the subadvisory fee rates.

Advisory Fee Waiver for LifeGoal® Income Portfolio – Period ending July 31, 2011

The Adviser has contractually agreed to reimburse a portion of LifeGoal® Income Portfolio’s expenses through July 31, 2011 so that the Portfolio’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, and expenses associated with the Portfolio’s investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio’s custodian, do not exceed the following percentages:

Portfolio	Expenses as a Percent of Average Daily Net Assets on an Annualized Basis
LifeGoal® Income Portfolio (Portfolio-level commitment)	0.42%

Advisory/Administration Fee Waivers for LifeGoal® Income Portfolio – Period ending July 31, 2011

Portfolio	Advisory Waivers	Administration Waivers
LifeGoal® Income Portfolio	0.10%[1]	0.10%[2]

[1]

The Adviser shall waive advisory fees payable to it under the Investment Management Services Agreement on assets invested in individual securities, Corporate Bond Portfolio and Mortgage-and Asset-Backed Portfolio.

[2]

The Adviser shall waive administration fees payable to it under the Administration Agreement on assets invested in other Columbia Funds (Corporate Bond Portfolio and Mortgage-and Asset-Backed Portfolio are not considered Columbia Funds).

Codes of Ethics

The Funds, the Adviser, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Adviser or, as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Funds, except as noted below. In deciding to delegate this responsibility to the Adviser, the Board reviewed the policies adopted by the Adviser and, as applicable, a subadviser, or summaries of such policies. These included the procedures that the Adviser (or subadviser) follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser (or subadviser) and its affiliates.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Adviser, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Adviser determines in its discretion. The Adviser endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Adviser may refrain from voting securities. For instance, the Adviser may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions. In addition, the Adviser will generally refrain from recalling the Fund’s portfolio securities on loan to vote proxies, although the Adviser may seek to recall loaned securities if a proxy relates to a proposed merger or acquisition and the Funds’ ownership position is not de minimis, based on the Adviser’s determination that, in these situations, the benefits of voting generally outweigh the costs or lost revenue to the Funds.

Oversight. The operation of the Adviser’s proxy voting policy and procedures is overseen by a committee (the “Proxy Voting Committee”) composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures.

The Proxy Voting Committee also develops predetermined voting guidelines used to vote securities. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. The Proxy Voting Committee may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Adviser may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including one or more third-party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.

Addressing Conflicts of Interest. The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. In addition, if the Adviser determines that a material conflict of interest exists, the Adviser will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Adviser’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Adviser’s proxy voting administrator or research provider); and (iii) in unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to the Adviser’s clients so that they may vote the proxies directly. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other funds in the Columbia Funds Complex (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder Fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will vote proxies of underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

Proxy Voting Agents. The Adviser has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. The Adviser has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiamanagement.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s voting guidelines in effect on the date of this SAI and, if applicable, the proxy voting policies of subadvisers, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Adviser or the investment subadviser(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Adviser, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Adviser or the Administrator.

The Adviser has agreed to bear all fees and expenses of Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Growth Portfolio, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth and Income Portfolio except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses and any applicable 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Adviser include custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and SAIs distributed to the Portfolios’ shareholders. This assumption does not include advisory fees to the Adviser.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or certain Columbia Funds, including the Funds based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the Columbia Funds (the Interested Trustee) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Adviser. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board Meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees), which are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Adviser as the Funds’ investment adviser and administrator. The Adviser provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, subadvisers, the independent registered public accounting firm for the Fund, and internal auditors for the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board, with the assistance of the Investment Committee, reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to a Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for each Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all Independent Trustees.

The table below shows the number of times the committees met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee	Contracts Review Committee	Governance Committee	Investment Committee
For Funds with fiscal years ending February 28	4	5	4	5
For Funds with fiscal years ending March 31	5	4	7	7

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of CNO Financial Group, Inc. (formerly Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	42	Trustee – BofA Funds Series Trust (11 funds)

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	42	Director – Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Trustee – BofA Funds Series Trust (11 funds); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010	42	Trustee – BofA Funds Series Trust (11 funds)

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	42	Director – CNO Financial Group, Inc. (insurance); Trustee – BofA Funds Series Trust (11 funds)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	42	Trustee – Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee – BofA Funds Series Trust (11 funds)

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation (real estate development) and Mickel Investment Group	42	Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust (11 funds)

Interested Trustee Biographical Information
Anthony M. Santomero[1] (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through 2006	42	Director – Renaissance Reinsurance Ltd.; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup; Trustee – BofA Funds Series Trust (11 funds)

[1]

Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

Compensation

Trustees are compensated for their services to the Columbia Funds complex on a complex-wide basis, as shown in the table below.

	Aggregate Compensation from Fund
	Independent Trustees
Fund	Edward J. Boudreau, Jr.[1]	William P. Carmichael[2]	Minor M. Shaw[3]	R. Glenn Hilliard[4]	William A. Hawkins[5]	John J. Nagorniak[6]
For Funds with fiscal year ending February 28
Convertible Securities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Global Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
International Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Core Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Enhanced Core Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Large Cap Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico 21st Century Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico Focused Equities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico Global Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico Growth Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Marsico International Opportunities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Mid Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Mid Cap Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Multi-Advisor International Equity Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Overseas Value Fund[7]	$2,296	$2,721	$2,248	$2,248	$2,296	$2,074
Amount deferred	$344	$0	$1,124	$0	$689	$622
Small Cap Growth Fund II	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Small Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

	Aggregate Compensation from Fund
	Independent Trustees
Fund	Edward J. Boudreau, Jr.[1]	William P. Carmichael[2]	Minor M. Shaw[3]	R. Glenn Hilliard[4]	William A. Hawkins[5]	John J. Nagorniak[6]
Small Cap Value Fund II	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

For Funds with fiscal year ending March 31
Asset Allocation Fund II	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
California Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Corporate Bond Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
Georgia Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
LifeGoal® Balanced Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
LifeGoal® Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
LifeGoal® Income and Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
LifeGoal® Income Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Maryland Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Masters International Equity Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Mortgage- and Asset- Backed Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
North Carolina Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Short Term Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Short Term Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
South Carolina Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

	Aggregate Compensation from Fund
	Independent Trustees
Fund	Edward J. Boudreau, Jr.[1]	William P. Carmichael[2]	Minor M. Shaw[3]	R. Glenn Hilliard[4]	William A. Hawkins[5]	John J. Nagorniak[6]
Virginia Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

[1]

During the calendar year ended December 31, 2010, Mr. Boudreau deferred $40,934 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2010, the value of Mr. Boudreau’s account under that plan was $256,541.

[2]

During the calendar year ended December 31, 2010, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2010, the value of Mr. Carmichael’s account under that plan was $899,378.

[3]

During the calendar year ended December 31, 2010, Ms. Shaw deferred $116,099 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2010, the value of Ms. Shaw’s account under that plan was $589,655.

[4]

During the calendar year ended December 31, 2010, Mr. Hilliard deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2010, the value of Mr. Hilliard’s account under that plan was $485,856.

[5]

During the calendar year ended December 31, 2010, Mr. Hawkins deferred $61,843 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2010, the value of Mr. Hawkins’s account under that plan was $56,934.

[6]

During the calendar year ended December 31, 2010, Mr. Nagorniak deferred $63,286 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2010, the value of Mr. Nagorniak’s account under that plan was $161,539.

[7]	Information provided as of February 28, 2011.

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero[8]
For funds with fiscal year ending February 28
Convertible Securities Fund	$4,139
Amount deferred	$1,931
Global Value Fund	$4,139
Amount deferred	$1,931
International Value Fund	$4,139
Amount deferred	$1,931
Large Cap Core Fund	$4,139
Amount deferred	$1,931
Large Cap Enhanced Core Fund	$4,139
Amount deferred	$1,931
Large Cap Index Fund	$4,139
Amount deferred	$1,931
Large Cap Value Fund	$4,139
Amount deferred	$1,931
Marsico 21st Century Fund	$4,139
Amount deferred	$1,931
Marsico Focused Equities Fund	$4,139
Amount deferred	$1,931

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero[8]
Marsico Global Fund	$4,139
Amount deferred	$1,931
Marsico Growth Fund	$4,139
Amount deferred	$1,931
Marsico International Opportunities Fund	$4,139
Amount deferred	$1,931
Mid Cap Index Fund	$4,139
Amount deferred	$1,931
Mid Cap Value Fund	$4,139
Amount deferred	$1,931
Multi-Advisor International Equity Fund	$4,139
Amount deferred	$1,931
Overseas Value Fund[7]	$2,074
Amount deferred	$0
Small Cap Growth Fund II	$4,139
Amount deferred	$1,931
Small Cap Index Fund	$4,139
Amount deferred	$1,931
Small Cap Value Fund II	$4,139
Amount deferred	$1,931

For funds with fiscal year ending March 31
Asset Allocation Fund II	$4,139
Amount deferred	$1,931
California Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Corporate Bond Portfolio	$4,139
Amount deferred	N/A
Georgia Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
LifeGoal® Balanced Growth Portfolio	$4,139
Amount deferred	N/A
LifeGoal® Growth Portfolio	$4,139
Amount deferred	N/A
LifeGoal® Income and Growth Portfolio	$4,139
Amount deferred	N/A
LifeGoal® Income Portfolio	$4,139
Amount deferred	$1,931
Maryland Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Masters International Equity Portfolio	$4,139
Amount deferred	$1,931

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero[8]
Mortgage- and Asset- Backed Portfolio	$4,139
Amount deferred	N/A
North Carolina Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Short Term Bond Fund	$4,139
Amount deferred	$1,931
Short Term Municipal Bond Fund	$4,139
Amount deferred	$1,931
South Carolina Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Virginia Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931

[7]	Information provided as of February 28, 2011.
[8]

During the calendar year ended December 31, 2010, Dr. Santomero deferred $12,659 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2010, the value of Dr. Santomero’s account under that plan was $157,333.

Independent Trustee Compensation for the Calendar Year Ended December 31, 2010

Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2010[a]
Independent Trustees
Edward J. Boudreau, Jr.	$257,973
William P. Carmichael	$310,885
Minor M. Shaw	$250,060
R. Glenn Hilliard	$250,060
William A. Hawkins	$257,973
John J. Nagorniak	$227,148

[a]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Interested Trustee Compensation for the Calendar Year Ended December 31, 2010

Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2010[a]
Interested Trustees
Anthony M. Santomero	$227,148

[a]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The tables do not include ownership of Columbia Funds overseen by other boards of trustees/directors.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
Asset Allocation Fund II	A	A	A	A	A	A
California Intermediate Municipal Bond Fund	A	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A	A
Georgia Intermediate Municipal Bond Fund	A	A	A	A	A	A
Global Value Fund	C	A	A	A	A	A
International Value Fund	A	E	A	A	A	A
Large Cap Core Fund	C	A	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	A	A
Large Cap Value Fund	A	A	A	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A	A

Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
LifeGoal® Income Portfolio	A	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A	A
Marsico Focused Equities Fund	B	D	A	A	A	A
Marsico Global Fund	A	A	A	A	A	A
Marsico Growth Fund	A	D	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A	A	A
Maryland Intermediate Municipal Bond Fund	A	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A	A
Mortgage- and Asset- Backed Portfolio	A	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A	A
North Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Overseas Value Fund[1]	A	A	A	A	A	A
Short Term Bond Fund	A	A	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A	A
Small Cap Growth Fund II	B	D	A	A	A	A
Small Cap Index Fund	A	A	A	A	A	A
Small Cap Value Fund II	B	A	A	A	A	A
South Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Virginia Intermediate Municipal Bond Fund	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E	A	E

[1]	Information provided as of December 31, 2010.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	Anthony M. Santomero
Asset Allocation Fund II	A
California Intermediate Municipal Bond Fund	A
Convertible Securities Fund	A
Corporate Bond Portfolio	A
Georgia Intermediate Municipal Bond Fund	A
Global Value Fund	A
International Value Fund	A
Large Cap Core Fund	A
Large Cap Enhanced Core Fund	A
Large Cap Index Fund	A
Large Cap Value Fund	A
LifeGoal® Balanced Growth Portfolio	A
LifeGoal® Growth Portfolio	A
LifeGoal® Income and Growth Portfolio	A
LifeGoal® Income Portfolio	A
Marsico 21st Century Fund	A
Marsico Focused Equities Fund	A
Marsico Global Fund	A
Marsico Growth Fund	A
Marsico International Opportunities Fund	A
Maryland Intermediate Municipal Bond Fund	A
Masters International Equity Portfolio	A
Mid Cap Index Fund	A
Mid Cap Value Fund	A
Mortgage- and Asset- Backed Portfolio	A
Multi-Advisor International Equity Fund	A
North Carolina Intermediate Municipal Bond Fund	A
Overseas Value Fund[1]	A
Short Term Bond Fund	A
Short Term Municipal Bond Fund	A
Small Cap Growth Fund II	A
Small Cap Index Fund	A
Small Cap Value Fund II	A
South Carolina Intermediate Municipal Bond Fund	A
Virginia Intermediate Municipal Bond Fund	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E

[1]	Information provided as of December 31, 2010.

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110	President and Principal Executive Officer	2009

Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia

Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110	Treasurer and Chief Financial Officer (Principal Financial Officer)	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President and Chief Legal Officer, Columbia Funds, since May 2010.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959) 225 Franklin Street Boston, MA 02110	Senior Vice President	2010	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President	2010	Senior Vice President and Chief Operating Officer of the Adviser, since May 2010; Chief Administrative Officer, the Adviser from 2009 until May 2010; Vice President – Asset Management and Trust Company Services, the Adviser, 2006-2009; Vice President – Operations and Compliance, the Adviser, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, 2001-2004.

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110	Vice President and Chief Accounting Officer (Principal Accounting Officer)	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice president and Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds since January 2007.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Assistant Secretary	2011	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Funds. Conversely, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Funds and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal periods/years. In certain instances, the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal periods/years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Convertible Securities Fund	$78,360	$322,359	$284,499
Large Cap Enhanced Core Fund	$252,593	$1,214,329	$903,415
Large Cap Index Fund	$79,256	$57,287	$36,653
Large Cap Value Fund	$3,143,773	$3,621,587	$3,846,915
Marsico 21st Century Fund	$14,472,692	$18,909,158	$17,682,363

Fund	Fiscal Year Ended February 28, 2010		Fiscal Year Ended February 28, 2009		Fiscal Year Ended February 29, 2008
Mid Cap Value Fund	$6,634,701		$5,535,587		$3,076,353
Small Cap Value Fund II	$4,607,371		$2,963,749		$2,042,309
Global Value Fund	$43,086		$97,403.51		$336,900
Marsico Global Fund[1]	$19,741		$15,550		N/A
Marsico International Opportunities Fund	$4,199,116		$7,094,625		$8,847,436
Mid Cap Index Fund	$126,059		$131,394		$146,945
Multi-Advisor International Equity Fund	$2,712,557	*	$3,912,632	**	$4,860,579	***
Overseas Value Fund[2]	$16,847		$28,497		N/A
Small Cap Index Fund	$123,678		$188,373		$172,836

*	This amount includes $220,976 in commissions paid by the portion of the Fund that was subadvised by Causeway and $2,491,581 in commissions paid by the portion of the Fund that is subadvised by Marsico.
**	This amount includes $829,079 in commissions paid by the portion of the Fund that was subadvised by Causeway and $3,083,553 in commissions paid by the portion of the Fund that is sub-advised by Marsico.
***

This amount includes $1,112, 239 in commissions paid by the portion of the Fund that was subadvised by Causeway and $3,748,340 in commissions paid by the portion of the Fund that is sub-advised by Marsico.

[1]	Marsico Global Fund commenced operations in April 2008 and therefore paid no brokerage commissions prior to that date.
[2]

Overseas Value Fund paid $11,380 (unaudited) in brokerage commissions during its fiscal year ended February 28, 2011. The Fund commenced operations on March 31, 2008 and therefore paid no brokerage commissions prior to that date.

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund*	$962,909	$1,020,816	$3,079,182	$3,022,497
Large Cap Core Fund	$3,517,838	$3,504,058	$2,410,933	$3,338,986
Marsico Focused Equities Fund	$6,633,291	$7,461,288	$7,365,073	$3,408,940
Marsico Growth Fund	$8,957,276	$11,114,481	$5,108,886	$3,906,181
Small Cap Growth Fund II	$1,469,836	$1,413,250	$2,688,711	$2,144,191

*	Because the Feeder Fund’s brokerage commissions are paid at the Master Portfolio level, amounts shown are for the Fund’s Master Portfolio.

Fund	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Asset Allocation Fund II	$21,870	$41,585	$28,943
California Intermediate Municipal Bond Fund	—	$1,099	—
Corporate Bond Portfolio	$961	$12,273	$1,862
Georgia Intermediate Municipal Bond Fund	—	$472	—
LifeGoal® Balanced Growth Portfolio	$8,650	—	—
LifeGoal® Growth Portfolio	$5,730	—	—
LifeGoal® Income and Growth Portfolio	$2,180	—	—
LifeGoal® Income Portfolio	—	—	—
Maryland Intermediate Municipal Bond Fund	—	$875	—
Masters International Equity Portfolio	—	—	—
Mortgage- and Asset- Backed Portfolio	—	—	—
North Carolina Intermediate Municipal Bond Fund	—	$1,619	—
Short Term Bond Fund	$34,869	$10,309	$8,123
Short Term Municipal Bond Fund	—	—	—
South Carolina Intermediate Municipal Bond Fund	—	$1,486	—
Virginia Intermediate Municipal Bond Fund	—	$1,261	—

Brokerage Commissions Paid by the Funds to Certain Broker/Dealers

The Funds paid brokerage commissions to certain broker/dealers for the three most recently completed fiscal periods/years, as indicated in the following table:

		Aggregate Brokerage Commissions Paid
Fund	Broker/Dealer*	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund	Banc of America Securities LLC (BAS)	—	$2,907	$3,722
	Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S)	$2,509	—	N/A

Marsico 21st Century Fund	BAS	—	—	—
	MLPF&S	$413,221	$12,001	N/A

Marsico Global Fund	BAS	—	—	N/A
	MLPF&S	$839	—	N/A

Marsico International Opportunities Fund	BAS	—	—	N/A
	MLPF&S	$184,099	$24,106	N/A

Multi-Advisor International Equity Fund (Causeway** and Marsico)	BAS	—	—	N/A
Causeway**	MLPF&S	$33,848	$11,737	N/A
Marsico	MLPF&S	$106,469	$13,484	N/A

		Aggregate Brokerage Commissions Paid
Fund	Broker/Dealer*	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund	BAS	—	—	$5,021	N/A
	MLPF&S	$12,546	$40,508	N/A	N/A

Marsico Focused Equities Fund	BAS	—	—	—	—
	MLPF&S	$70,447	$713	N/A	N/A

Marsico Growth Fund	BAS	—	—	—	—
	MLPF&S	$148,003	$16,336	N/A	N/A

Fund	Broker/Dealer*	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Certain Broker/Dealers During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Broker/Dealer During the Most Recent Fiscal Year
Marsico 21st Century Fund	MLPF&S	2.86%	2.68%
Marsico Focused Equities Fund	MLPF&S	1.06%	1.97%

Fund	Broker/Dealer*	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Certain Broker/Dealers During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Broker/Dealer During the Most Recent Fiscal Year
Marsico Growth Fund	MLPF&S	1.65%	2.42%
Global Value Fund	MLPF&S	1.5%	5.8%
Marsico Global Fund	MLPF&S	4.25%	3.59%
Marsico International Opportunities Fund	MLPF&S	4.38%	5.55%
Multi-Advisor International Equity Fund
Causeway**	MLPF&S	15%	28%
Marsico	MLPF&S	4.27%	5.37%
International Value Fund	MLPF&S	1.3%	1.3%

*	Prior to May 1, 2010, BAS and MLPF&S (as of January 1, 2009) and other broker-dealers affiliated with BANA were affiliated broker/dealers of the Fund by virtue of being under common control with the Previous Adviser. The affiliation created by this relationship ended on May 1, 2010, when the investment advisory agreement with the Previous Adviser was terminated and the Fund entered into a new investment management services agreement with the Adviser. However, BANA, on behalf of its fiduciary accounts, continues to have investments in certain of the Columbia Funds. The amounts shown include any brokerage commissions paid to BAS and MLPF&S after May 1, 2010.
**	Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously subadvised by Causeway.

Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

During each Fund’s last fiscal year, the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal year ended February 28, 2010
Convertible Securities Fund	$84,141,442	$19,218
Global Value Fund	—	—
International Value Fund	—	—
Large Cap Core Fund	$3,437,201,420	$597,376
Large Cap Enhanced Core Fund	—	—
Large Cap Index Fund	—	—
Large Cap Value Fund	$2,852,218,744	$356,068
Marsico 21st Century Fund	$1,653,516,816	$2,716,976
Marsico Focused Equities Fund	$874,643,755	$1,240,638
Marsico Global Fund	$2,641,551	$4,576
Marsico Growth Fund	$1,072,612,866	$1,670,277
Marsico International Opportunities Fund	$1,148,257,498	$2,071,350
Mid Cap Index Fund	—	—
Mid Cap Value Fund	$4,260,260,243	$407,393

Fund	Amount of Transactions	Related Commissions
Multi-Advisor International Equity Fund	$730,003,570	$1,447,999
Overseas Value Fund[1]	$445,406	$492
Small Cap Growth Fund II	$680,363,344	$64,147
Small Cap Index Fund	—	—
Small Cap Value Fund II	$1,661,955,281	$199,929
[1] Unaudited information provided as of February 28, 2011.

For Funds with fiscal year ended March 31, 2010
Asset Allocation Fund II	$764,628	$604
California Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	—	—
Georgia Intermediate Municipal Bond Fund	—	—
LifeGoal® Balanced Growth Portfolio	—	—
LifeGoal® Growth Portfolio	—	—
LifeGoal® Income and Growth Portfolio	—	—
LifeGoal® Income Portfolio	—	—
Maryland Intermediate Municipal Bond Fund	—	—
Masters International Equity Portfolio	—	—
Mortgage- and Asset- Backed Portfolio	—	—
North Carolina Intermediate Municipal Bond Fund	—	—
Short Term Bond Fund	—	—
Short Term Municipal Bond Fund	—	—
South Carolina Intermediate Municipal Bond Fund	—	—
Virginia Intermediate Municipal Bond Fund	—	—

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Funds.

As of each Fund’s fiscal year end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker/Dealers

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended February 28, 2010
Convertible Securities Fund	CS First Boston Corp.	$4,440,770
	Goldman Sachs & Co.	$9,896,282
	Citigroup, Inc.	$10,683,096
	Deutsche Bank AG	$18,036,980

Global Value Fund	Citigroup, Inc.	$790,054

International Value Fund	None	$0

Fund	Broker/Dealer	Dollar Amount of Securities Held
Large Cap Core Fund	Morgan Stanley & Co., Inc.	$4,523,454
	JPMorgan Chase & Co.	$35,273,686
	Goldman Sachs & Co.	$27,955,380
	State Street Corp.	$2,792,055

Large Cap Enhanced Core Fund	Goldman Sachs & Co.	$5,206,455
	JPMorgan Chase & Co.	$7,470,660
	Morgan Stanley & Co., Inc.	$284,618
	Citigroup, Inc.	$4,344,860

Large Cap Index Fund	Goldman Sachs & Co.	$21,179,640
	Morgan Stanley & Co., Inc.	$10,092,695
	JPMorgan Chase & Co.	$43,572,205
	State Street Corp.	$5,854,872
	Citigroup, Inc.	$17,466,643
	Bank of New York Mellon Corp.	$9,049,225

Large Cap Value Fund	Goldman Sachs & Co.	$71,514,490
	Morgan Stanley & Co., Inc.	$37,947,188
	JPMorgan Chase & Co.	$88,368,255
	Citigroup, Inc.	$24,164,391

Marsico 21st Century Fund	JPMorgan Chase & Co.	$209,491,338
	State Street Corp.	$76,167,719
	Jefferies Group, Inc.	$102,963,894

Marsico Focused Equities Fund	Goldman Sachs & Co.	$112,953,650
	JPMorgan Chase & Co.	$101,678,956

Marsico Global Fund	JPMorgan Chase & Co.	$262,858

Marsico Growth Fund	Goldman Sachs & Co.	$136,367,376
	JPMorgan Chase & Co.	$119,551,041

Marsico International Opportunities Fund	CS First Boston Corp.	$36,296,625

Mid Cap Index Fund	Jefferies Group, Inc.	$6,256,224

Mid Cap Value Fund	None	$0

Multi-Advisor International Equity Fund	Barclays Capital	$11,847,972
	CS First Boston Corp.	$22,572,834

Overseas Value Fund[1]	Barclays Capital	$144,656

Small Cap Growth Fund II	None	$0

Small Cap Index Fund	None	$0

Small Cap Value Fund II	None	$0

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended March 31, 2010
Asset Allocation Fund II	Morgan Stanley & Co., Inc.	$714,439
	JPMorgan Chase & Co.	$3,467,919
	Goldman Sachs & Co.	$644,830
	Citigroup, Inc.	$710,140
	Barclays Capital	$193,601
	CS First Boston Corp.	$418,309
	Wachovia Corp.	$646,632
	UBS Warburg LLC	$326,481

California Intermediate Municipal Bond Fund	None	$0

Corporate Bond Portfolio	Barclays Capital	$138,762
	JPMorgan Chase & Co.	$86,304
	Wells Fargo & Co.	$135,807

Georgia Intermediate Municipal Bond Fund	None	$0

LifeGoal® Balanced Growth Portfolio	None	$0

LifeGoal® Growth Portfolio	None	$0

LifeGoal® Income and Growth Portfolio	None	$0

LifeGoal® Income Portfolio	None	$0

Maryland Intermediate Municipal Bond Fund	None	$0

Masters International Equity Portfolio	None	$0

Mortgage- and Asset- Backed Portfolio	CS First Boston Corp.	$151,287
	JPMorgan Chase & Co.	$653,143
	Morgan Stanley & Co., Inc.	$1,294,949
	Wells Fargo & Co.	$1,921,226
	UBS Warburg LLC	$1,383,094
	Citigroup, Inc.	$421,470

North Carolina Intermediate Municipal Bond Fund	None	$0

Short Term Bond Fund	Barclays Capital	$15,359,481
	CS First Boston Corp.	$78,017,877
	Goldman Sachs & Co.	$18,335,446
	JPMorgan Chase & Co.	$62,171,265
	Morgan Stanley & Co., Inc.	$10,283,062
	Citigroup, Inc.	$17,660,333
	Wells Fargo & Co.	$17,312,165
	UBS Warburg LLC	$28,990,178

Short Term Municipal Bond Fund	None	$0

South Carolina Intermediate Municipal Bond Fund	None	$0

Virginia Intermediate Municipal Bond Fund	None	$0

[1]	Information for the fiscal year ended February 28, 2011 is not yet available.

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Adviser, may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management
•	Ameriprise Financial Services, Inc.*
•	Ameriprise Advisors Services, Inc.*
•	Ascensus, Inc.
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Boston Financial Data Services, Inc.
•	Charles Schwab & Co.
•	Charles Schwab Trust Co.
•	Citigroup Global Markets Inc.
•	City National Bank
•	CPI Qualified Plan Consultants
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., L.P.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.

•	Fidelity Brokerage Services, LLC
•	First National Bank of Omaha
•	Genworth Life and Annuity Insurance Company
•	Genworth Life Insurance Company of New York
•	GPC Securities, Inc.
•	The Guardian Insurance & Annuity Company, Inc.
•	GWFS Equities, Inc.
•	Hartford Securities Distribution Company Inc.
•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Kaufman and Goble Associates
•	Lincoln Retirement Services Co. LLC
•	LPL Financial Services, Inc.
•	Marshall & Ilsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Morgan Stanley & Co., Incorporated
•	Morgan Stanley Smith Barney LLC
•	MSCS Financial Services, LLC
•	Nationwide Investment Services, Inc.
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Pension Specialists
•	Plan Administrators Inc
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Co.
•	Reliance Trust Company
•	The Retirement Plan Company
•	Standard Insurance Company
•	Standard Retirement Services, Inc.
•	TD Ameritrade Clearing Inc.
•	TD Ameritrade Trust Company
•	Teachers Insurance and Annuity Association of America
•	T. Rowe Price Retirement Plan Services
•	T. Rowe Price Investment Services, Inc.
•	The Vanguard Group, Inc.
•	UMB Bank
•	Unified Trust Company, N.A.
•	UPromise Investments, Inc.
•	VALIC Retirement Services Company
•	Vertical Management Systems Inc
•	Wells Fargo Advisors, LLC
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Corporation
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund/Portfolio in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries. Such increased payments may enable the financial intermediaries to offset credits that they may provide to their customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.*
•	AXA Advisors, LLC
•	Bank of America, N.A.
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Fidelity Brokerage Services, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	JP Morgan Chase Bank
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley & Co. Incorporated
•	Morgan Stanley Smith Barney, LLC
•	National Financial Services LLC
•	Oppenheimer & Co Inc.
•	Pershing LLC
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.
•	RBC Capital Markets Inc.
•	Securities America
•	UBS Financial Services Inc.
•	UVEST Financial Services Group, Inc.
•	Vanguard Brokerage Services
•	Wells Fargo Advisors, LLC
•	Wells Fargo Investments, LLC

*	Ameriprise Financial affiliate

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares[1]	Class C Shares	Class I Shares	Class R Shares	Class R4 Shares	Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares
Asset Allocation Fund II	✓	✓	✓								✓
California Intermediate Municipal Bond Fund	✓	✓	✓								✓
Convertible Securities Fund	✓	✓	✓	✓							✓
Corporate Bond Portfolio							✓
Georgia Intermediate Municipal Bond Fund	✓	✓	✓								✓
Global Value Fund	✓	✓	✓								✓
International Value Fund	✓	✓	✓	✓	✓						✓
Large Cap Core Fund	✓	✓	✓	✓					✓		✓
Large Cap Enhanced Core Fund	✓			✓	✓					✓	✓
Large Cap Index Fund	✓	✓									✓
Large Cap Value Fund	✓	✓	✓	✓	✓				✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓		✓			✓			✓
LifeGoal® Growth Portfolio	✓	✓	✓		✓	✓					✓

Fund	Class A Shares		Class B Shares[1]	Class C Shares		Class I Shares	Class R Shares		Class R4 Shares	Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares
LifeGoal® Income and Growth Portfolio	✓		✓	✓			✓							✓
LifeGoal® Income Portfolio	✓		✓	✓										✓
Marsico 21st Century Fund	✓		✓	✓			✓							✓
Marsico Focused Equities Fund	✓		✓	✓		✓								✓
Marsico Global Fund	✓			✓			✓							✓
Marsico Growth Fund	✓		✓	✓		✓	✓					✓		✓
Marsico International Opportunities Fund	✓		✓	✓		✓	✓							✓
Maryland Intermediate Municipal Bond Fund	✓		✓	✓										✓
Masters International Equity Portfolio	✓		✓	✓			✓							✓
Mid Cap Index Fund	✓					✓								✓
Mid Cap Value Fund	✓		✓	✓		✓	✓		✓			✓	✓	✓
Mortgage- and Asset- Backed Portfolio										✓
Multi-Advisor International Equity Fund	✓		✓	✓		✓	✓		✓			✓	✓	✓
North Carolina Intermediate Municipal Bond Fund	✓		✓	✓										✓
Overseas Value Fund	✓	[2]		✓	[2]	✓	✓	[2]				✓		✓
Short Term Bond Fund	✓		✓	✓		✓	✓		✓			✓	✓	✓
Short Term Municipal Bond Fund	✓		✓	✓										✓
Small Cap Growth Fund II	✓		✓	✓										✓
Small Cap Index Fund	✓		✓						✓					✓
Small Cap Value Fund II	✓		✓	✓		✓	✓							✓
South Carolina Intermediate Municipal Bond Fund	✓		✓	✓										✓
Virginia Intermediate Municipal Bond Fund	✓		✓	✓										✓

[1]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.

[2]	Classes have not commenced operations as of the date of this SAI.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R shares and Class R4 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R shares and Class R4 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class I shares, Class R shares, Class R4 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year. In addition, for such taxable years, a regulated investment company generally is permitted, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or the last day of the Fund’s taxable year ending in November or December of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or the last day of the Fund’s taxable year ending in November or December if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre 2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. If a Fund incurs net capital losses in a taxable year beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds of Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a Tax-Exempt Fund). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds of Funds below.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. In general, if, for a particular taxable year, the amount of the Tax-Exempt Fund’s distributions reported as exempt-interest dividends exceeds the Tax-Exempt Fund’s net exempt-interest income for that year, the amount of dividends so qualifying as tax-exempt will be scaled back. For taxable years beginning after December 22, 2010, a non-calendar-year Tax-Exempt Fund will be permitted in certain circumstances to elect to “frontload” the amounts so qualifying by allocating exempt income it received during a taxable year to distributions made on or before December 31 of such taxable year; otherwise, the amount so qualifying will be scaled back in proportion to distributions. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (AMT). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a Fund of Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their distributable income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds that has generated losses. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses of a Fund of Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

Depending on the percentage ownership of a Fund of Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund of Funds of such underlying fund may cause the Fund of Funds to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the underlying fund. This could be the case where a Fund of Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying funds directly.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to report (generally on an IRS Form 1099) a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report (generally on an IRS Form 1099) a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. Similarly, for taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders foreign taxes paid by underlying funds to enable shareholders of the Fund of Funds to claim a tax credit or deduction with respect to such taxes.

For taxable years beginning after December 22, 2010, if a Fund of Funds is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above. Further, for taxable years beginning after December 22, 2010, if a Fund of Funds is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund in which the Fund of Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend the reduction in capital gain rates of this qualified dividend income provision to or for tax years beginning on or after January 1, 2013. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund of Funds invests, see Special Tax Considerations Pertaining to Funds of Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined above) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written notice mailed to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly reported as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2012, “short term capital gain dividends” (defined below), are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. Short-term capital gain dividends are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement, mailed by the Fund to its shareholders.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be. Even if permitted to do so, each Fund provides no assurance that it will report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund reports a payment as exempt from U.S. federal withholding tax (e.g., as a short-term capital gain or interest-related dividend), no assurance can be made that the intermediary will respect such classification, and an intermediary may withhold in spite of such reporting by a Fund. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of whether the Fund otherwise reported such distribution as a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2012, if a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also apply to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2012 and what the terms of any such extension would be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding generally is not required with respect to amounts paid in redemption of shares of a Fund if it is a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2012 and what the terms of any such extension would be.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts and Other Foreign Financial Assets

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only limited guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to California Intermediate Municipal Bond Fund

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Intermediate Municipal Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Intermediate Municipal Bond Fund and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to the Georgia Intermediate Municipal Bond Fund

The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 § 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Special Tax Considerations Pertaining to Maryland Intermediate Municipal Bond Fund

The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities (Maryland Municipal Bonds) and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes income exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

Special Tax Considerations Pertaining to the North Carolina Intermediate Municipal Bond Fund

The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

Special Tax Considerations Pertaining to the South Carolina Intermediate Municipal Bond Fund

The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

Special Tax Considerations Pertaining to the Virginia Intermediate Municipal Bond Fund

The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) debt obligations of Virginia or its political subdivisions, and (ii) debt obligations of the United States and any authority, commission or instrumentality of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands), that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of February 28, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) of the Overseas Value Fund is listed below.

Principal Holder Ownership of the Fund with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Overseas Value Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,086,878.5210	100.00%

As of February 28, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Overseas Value Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Overseas Value Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,086,878.5210	100.00%

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) of the Multi-Advisor International Equity Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio is listed below.
Principal Holder Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	797,000.9250	39.33%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43,188.3630	58.17%

Columbia Multi-Advisor International Equity Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	49,358.0730	4.80%

Columbia Multi-Advisor International Equity Fund- Class C	SUMMERVILLE PEDIATRICS PA PROFIT SHARING PLAN 312 MIDLAND PARKWAY SUMMERVILLE SC 29485-8102	9,433.2020	7.99%

Columbia Multi-Advisor International Equity Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	7,378.3160	6.25%

Columbia Multi-Advisor International Equity Fund- Class I	SSB AND TRUST CO AS AGENT FOR COLUMBIA LIBERTY FUND ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	3,037,455.3180	56.47%

Columbia Multi-Advisor International Equity Fund- Class I	SSB AND TRUST CO AS AGENT FOR COLUMBIA ASSET ALLOCATION FUND ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,515,894.4810	28.18%

Columbia Multi-Advisor International Equity Fund- Class I	SSB AND TRUST CO AS AGENT FOR COLUMBIA ASSET ALLOCATION FUND VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	825,358.4700	15.34%

Columbia Multi-Advisor International Equity Fund- Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO VIRGINIA LAB SUPPLY 401K PSP PO BOX 79377 ATLANTA GA 30357-7377	11,098.7990	54.50%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund- Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,712.0020	28.09%

Columbia Multi-Advisor International Equity Fund- Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	2,177.1010	10.69%

Columbia Multi-Advisor International Equity Fund- Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	217.7700	100.00%

Columbia Multi-Advisor International Equity Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	57,630,272.9050	54.96%

Columbia Multi-Advisor International Equity Fund- Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	16,449,801.6710	15.69%

Columbia Multi-Advisor International Equity Fund- Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO ATTN JIM MARIN ONE FINANCIAL CENTER FL 3 BOSTON MA 02111-2694	7,577,708.4090	7.23%

Columbia Small Cap Index Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	748,099.5710	8.03%

Columbia Small Cap Index Fund- Class A	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	665,136.2230	7.14%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Index Fund- Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	619,829.0170	6.65%

Columbia Small Cap Index Fund- Class A	FIFTH THIRD BANK TTEE FBO VARIOUS FASCORE LLC RECORDKEPT 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	507,006.6330	5.44%

Columbia Small Cap Index Fund- Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	495,614.3770	5.32%

Columbia Small Cap Index Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	29,560,090.1430	32.50%

Columbia Small Cap Index Fund- Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	19,112,535.7960	21.01%

Columbia Small Cap Index Fund- Class Z	BANK OF AMERICA TTEE 401K FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	9,359,356.2610	10.29%

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Balanced Growth Portfolio- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,534,734.7290	67.10%

Columbia LifeGoal® Balanced Growth Portfolio- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,232,518.1920	81.35%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Balanced Growth Portfolio- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,797,529.8470	59.57%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH STE 300 DENVER CO 80202-3531	76,103.3350	33.48%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	40,083.9830	17.63%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	COUNSEL TRUST DBA MATC FBO V RAO EMANDI MD 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	32,421.8990	14.26%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	13,264.6520	5.83%

Columbia LifeGoal® Balanced Growth Portfolio- Class R	JOSEPH D POLK FBO VANTAGE SYSTEMS INC 401K PSP & TRUST 4600 FORBES BLVD STE 250 LANHAM MD 20706-4359	13,232.9120	5.82%

Columbia LifeGoal® Balanced Growth Portfolio- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,067,707.0450	41.87%

Columbia LifeGoal® Balanced Growth Portfolio- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,957,574.4360	39.64%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Growth Portfolio- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,774,284.3050	65.15%

Columbia LifeGoal® Growth Portfolio- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,875,433.2090	76.34%

Columbia LifeGoal® Growth Portfolio- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,454,390.4240	52.39%

Columbia LifeGoal® Growth Portfolio- Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K 700 17TH ST STE 300 DENVER CO 80202-3531	43,813.6200	25.77%

Columbia LifeGoal® Growth Portfolio- Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	28,550.6180	16.79%

Columbia LifeGoal® Growth Portfolio- Class R	FRONTIER TRUST CO FBO RIVERFRONT STEEL 401K PLAN 01307 PO BOX 10758 FARGO ND 58106-0758	25,879.1260	15.22%

Columbia LifeGoal® Growth Portfolio- Class R	MG TRUST CO CUST FBO CLINICA CAMPESINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER CO 80202-3531	19,794.5370	11.64%

Columbia LifeGoal® Growth Portfolio- Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	10,915.0480	6.42%

Columbia LifeGoal® Growth Portfolio- Class R	JEFF POPKIN FBO KEG 1 0 NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	8,606.2220	5.06%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Growth Portfolio- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,062,507.8920	50.87%

Columbia LifeGoal® Growth Portfolio- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,190,437.9740	29.36%

Columbia LifeGoal® Growth Portfolio- Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	415,754.0440	10.25%

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Multi-Advisor International Equity Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio because it owns of record more than 25% of the outstanding shares of a Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Multi-Advisor International Equity Fund	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	57,630,272.9050	51.24%

Columbia Small Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	29,560,090.1430	29.48%

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia LifeGoal® Balanced Growth Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,522,357.2040	66.81%

Columbia LifeGoal® Growth Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,294,545.9120	60.75%

As of August 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) of each Columbia Fund (except for the Multi-Advisor International Equity Fund, Overseas Value Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Convertible Securities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,676,047.3070	53.15%

Columbia Convertible Securities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	539,148.0880	46.01%

Columbia Convertible Securities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	726,305.3420	49.22%

Columbia Convertible Securities Fund Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	88,552.6660	6.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Convertible Securities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,573,901.9350	59.74%

Columbia Convertible Securities Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN: JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	796,922.2030	7.24%

Columbia Convertible Securities Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN: JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	649,976.3610	5.91%

Columbia Global Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	551,871.7790	21.75%

Columbia Global Value Fund Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	174,179.6740	6.86%

Columbia Global Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	123,752.4100	18.70%

Columbia Global Value Fund Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	174,179.6740	6.86%

Columbia Global Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	54,949.4480	8.30%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Global Value Fund Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	38,546.0020	5.82%

Columbia Global Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	850,692.7110	29.03%

Columbia Global Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	284,293.1510	9.70%

Columbia Global Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	808,790.6280	55.02%

Columbia Global Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	347,662.9250	23.65%

Columbia Global Value Fund Class Z	FRONTIER TRUST CO FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY P.O. BOX 10758 FARGO ND 58106-0758	93,358.6250	6.35%

Columbia International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,157,701.7550	18.42%

Columbia International Value Fund Class A	PRUDENTIAL RETIREMENT INS & ANN CO FBO VARIOUS RETIREMENT PLANS 200 WOOD AVE S ISELIN NJ 08830-2769	2,693,711.8980	9.62%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia International Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,562,039.2280	9.15%

Columbia International Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22,515,7400	19.90%

Columbia International Value Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,766.2090	5.10%

Columbia International Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,227,586.1220	27.38%

Columbia International Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	384,709.7330	8.58%

Columbia International Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	34,350,727.8690	39.52%

Columbia International Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	18,665,218.9790	21.47%

Columbia International Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	7,422,644.5780	8.54%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,591,092.9160	69.20%

Columbia Large Cap Core Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	72,603.6910	44.54%

Columbia Large Cap Core Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	59,048.1100	28.82%

Columbia Large Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	30,086.1110	14.68%

Columbia Large Cap Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	51,769,526.9970	62.63%

Columbia Large Cap Core Fund Class Z	COLUMBIA MANAGEMENT ADVISOR COLUMBIA GROWTH ASST ALLOC-NY529 ATTN: JIM MARIN 3RD FL 245 SUMMER ST BOSTON MA 02210-1133	4,566,619.7210	5.52%

Columbia Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	441,376.6610	43.79%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTRYWIDE MECHANICAL SYSTEMS 401K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE CA 92071-5639	3,993.0390	42.27%

Columbia Large Cap Enhanced Core Fund Class R	NFS LLC CUST HUNTINGTON NATIONAL BANK FBO: EB ACCOUNTS 7 EASTON OVAL COLUMBUS OH 43219-6010	3,140.5300	33.25%

Columbia Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	2,173.7330	23.01%

Columbia Large Cap Enhanced Core Fund Class Y	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,867,095.5940	99.96%

Columbia Large Cap Enhanced Core Fund Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	32,562.941.9940	88.33%

Columbia Large Cap Enhanced Core Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,032,605.2870	5.51%

Columbia Large Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,883,865.3490	13.15%

Columbia Large Cap Index Fund Class A	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIFE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,384,510.8550	9.67%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO CLIENTS BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	802,853.0910	5.60%

Columbia Large Cap Index Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,368.6480	5.43%

Columbia Large Cap Index Fund Class B	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO GENE P ALVES 560 RAY ST FALL RIVER MA 02720-7208	7,847.3670	5.09%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	28,122,739.8040	25.35%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	18,508,025.9610	16.68%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	14,756,633.7260	13.30%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TRANSFERRED SAVINGS CUST FBO BANK OF AMERICA N.A PO BOX 1939 HOUSTON TX 77251-1939	5,948,594.3730	5.36%

Columbia Large Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,303,603.5440	14.22%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	436,675.1230	7.89%

Columbia Large Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	585,984.5170	17.12%

Columbia Large Cap Value Fund Class R	MICHAEL MIRE FBO GULFSTREAM SERVICES INC 401K PSP & TRUST 103 DICKSON RD HOUMA LA 70363-7306	82,420.9220	78.32%

Columbia Large Cap Value Fund Class R	COMMUNITY BANK NA AS CUST FBO SIMED 1165(E) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	19,418.2520	18.45%

Columbia Large Cap Value Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,109,406.6510	99.89%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	41,482,188.4480	34.60%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN: NORMA AJA P.O. BOX 1939 HOUSTON TX 77251-1939	18,275,848.6640	15.24%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA TTEE 401(K) LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	13,376,089.4290	11.16%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico 21st Century Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,199,371.5990	7.70%

Columbia Marsico 21st Century Fund Class A	PRUDENTIAL INVESTMENT MNGT SVC FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNTI 194 WOOD AVE S ISELIN NJ 08830-2710	7,408,061.1970	5.10%

Columbia Marsico 21st Century Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,623,892.5810	17.14%

Columbia Marsico 21st Century Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	904,907.5070	9.55%

Columbia Marsico 21st Century Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,932,724.7210	26.51%

Columbia Marsico 21st Century Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	6,482,084.5310	12.33%

Columbia Marsico 21st Century Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	2,697,499.8120	5.13%

Columbia Marsico 21st Century Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	353,713.0210	10.76%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico 21st Century Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	13,447,698.8280	16.00%

Columbia Marsico 21st Century Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,040,499.7850	11.95%

Columbia Marsico 21st Century Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8,446,356.2090	10.05%

Columbia Marsico 21st Century Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	6,869,310.5170	8.17%

Columbia Marsico 21st Century Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-415	6,773,805.6020	8.06%

Columbia Marsico 21st Century Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	6,751,574.6710	8.03%

Columbia Marsico Focused Equities Fund Class A	PRUDENTIAL INVESTMENT MNGT SVC FBO MUTUAL FUND CLIENTS ATTN: PROCHOICE UNIT 194 WOOD AVE S ISELIN NJ 08830-2710	15,967,435.7510	21.28%

Columbia Marsico Focused Equities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,736,281.8880	11.64%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Focused Equities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,345,070.0140	48.70%

Columbia Marsico Focused Equities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,275,537.7720	53.82%

Columbia Marsico Focused Equities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,209,057.3920	7.86%

Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	9,804,286.9370	19.67%

Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,293,123.4110	12.63%

Columbia Marsico Focused Equities Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	4,372,982.4200	8.77%

Columbia Marsico Focused Equities Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-415	4,053,356.7700	8.13%

Columbia Marsico Global Fund Class A	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,467.7520	52.68%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Global Fund Class A	NFS LLC FEBO WILLIAM C LIVINGSTON BRONAH M LIVINGSTON 4254 RUSTLING WOODS DR DENVER NC 28037-5463	13,003.8390	5.46%

Columbia Marsico Global Fund Class C	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,000.0000	66.31%

Columbia Marsico Global Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,730.8890	7.28%

Columbia Marsico Global Fund Class R	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,246.4790	99.59%

Columbia Marsico Global Fund Class Z	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,689.4900	86.03%

Columbia Marsico Global Fund Class Z	BANK OF AMERICA NA IRA CHARLES J HOWELL 600 UNIVERSITY ST STE 1725 SEATTLE WA 98101-4120	16,738.2680	11.46%

Columbia Marsico Growth Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,616,817.1710	16.34%

Columbia Marsico Growth Fund Class A	MORGAN STANLEY SMITH BARNEY HARBOSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	4,907,913.3890	8.34%

Columbia Marsico Growth Fund Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	3,347,885.8880	5.69%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Growth Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,121,699.8620	44.24%

Columbia Marsico Growth Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	182,046.8070	7.18%

Columbia Marsico Growth Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,100,883.2820	53.69%

Columbia Marsico Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,801,294.0250	7.99%

Columbia Marsico Growth Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2I, 3RD FL JERSEY CITY NJ 07311	1,300,891.0260	5.77%

Columbia Marsico Growth Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	404,351.1090	44.63%

Columbia Marsico Growth Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	67,289.3190	7.43%

Columbia Marsico Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	24,433,604.5490	25.46%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Growth Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	17,430,361.2730	18.17%

Columbia Marsico Growth Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	9,804,031.1820	10.22%

Columbia Marsico Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,570,908.3860	7.89%

Columbia Marsico International Opportunities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,493,803.5100	10.55%

Columbia Marsico International Opportunities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	403,891.6150	26.24%

Columbia Marsico International Opportunities Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	139,719.1580	9.08%

Columbia Marsico International Opportunities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	797,783.6690	19.90%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	522,218.4880	13.03%

Columbia Marsico International Opportunities Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	227,244.8610	5.67%

Columbia Marsico International Opportunities Fund Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	47,994.4000	15.33%

Columbia Marsico International Opportunities Fund Class R	FRONTIER TRUST CO FBO DEARBORN MID WEST CONVEYOR CO 401K P.O. BOX 10758 FARGO ND 58106-0758	46,382.8210	14.82%

Columbia Marsico International Opportunities Fund Class R	NTC & CO CUST BODE CALL & STROUPE FBO BODE CALL & STROUPE P.O. BOX 173859 DENVER CO 80217-3859	32,856.3270	10.49%

Columbia Marsico International Opportunities Fund Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER CO 80202-3531	22,172.4570	7.08%

Columbia Marsico International Opportunities Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	17,859.8770	5.70%

Columbia Marsico International Opportunities Fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO WHITEMAN LUMBER COMPANY 401K PLAN P.O. BOX 79377 ATLANTA GA 30357-7377	16,562.9740	5.29%

Columbia Marsico International Opportunities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	54,208,961.1110	61.99%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class Z	VANGUARD FIDUCIARY TRUST COMPANY NATIONS FUNDS P.O. BOX 2600 VM 613 ATTN OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	8,110,560.1520	9.27%

Columbia Marsico International Opportunities Fund Class Z	TEXAS CHILDREN’S HOSPITAL FOUNDATION 1919 S.BRAESWOOD HOUSTON TX 77030-4412	6,027,850.6560	6.89%

Columbia Mid Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	3,380,978.2100	16.08%

Columbia Mid Cap Index Fund Class A	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST MAGELLAN HEALTH SERVICE INC 6950 COLUMBIA GATEWAY DR COLUMBIA MD 21046-2706	1,349,770.7930	6.42%

Columbia Mid Cap Index Fund Class A	ORCHARD TRUST COMPANY LL TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,224,647.4640	5.82%

Columbia Mid Cap Index Fund Class A	JPMORGAN CHASE TRUSTEE CUST FBO ERICSSON CAPITAL ACCUMULATION AND SAVINGS PLAN 93 WARD PKWY KANSAS CITY MO 64114-3317	1,093,460.0330	5.20%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	68,401,274.4280	35.19%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	42,191,802.7500	21.70%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	25,762,004.0100	13.25%

Columbia Mid Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,435,760.4780	6.29%

Columbia Mid Cap Value Fund Class A	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	6,528,034.4580	5.52%

Columbia Mid Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	268,576.0030	6.18%

Columbia Mid Cap Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	239,097.0000	5.50%

Columbia Mid Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,036,617.8700	21.09%

Columbia Mid Cap Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,340,383.1390	9.31%

Columbia Mid Cap Value Fund Class R	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	15,502,397.4310	61.70%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Value Fund Class R	HARTFORD LIFE INS. CO SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD, CT 06104-2999	1,534,665.8730	6.11%

Columbia Mid Cap Value Fund Class Y	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	1,138.9930	100.00%

Columbia Mid Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	41,442,903.6130	19.47%

Columbia Mid Cap Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	31,705,425.6820	14.89%

Columbia Mid Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18,626,637.9240	8.75%

Columbia Mid Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18,364,780.9080	8.63%

Columbia Small Cap Growth Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,208,893.4990	17.25%

Columbia Small Cap Growth Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	79,205.3320	29.66%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Growth Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	81,238.5560	30.31%

Columbia Small Cap Growth Fund II Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	19,678.8020	7.34%

Columbia Small Cap Growth Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,402,334.2720	59.82%

Columbia Small Cap Growth Fund II Class Z	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO PLEXUS CORP. 401(K) SAVINGS PLAN P.O. BOX 79377 ATLANTA GA 30357-7377	1,435,274.1330	6.92%

Columbia Small Cap Value Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,440,867.1760	8.49%

Columbia Small Cap Value Fund II Class A	SUPPLEMENTAL INCOME TRUST FUND P.O. BOX 8338 BOSTON MA 02266-8338	2,428,315.2810	5.99%

Columbia Small Cap Value Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	29,982.8160	11.96%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Value Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	423,829.9170	22.45%

Columbia Small Cap Value Fund II Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	106,397.2450	5.64%

Columbia Small Cap Value Fund II Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	585,318.4600	27.98%

Columbia Small Cap Value Fund II Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	134,873.3930	6.45%

Columbia Small Cap Value Fund II Class R	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	110,452.0530	5.28%

Columbia Small Cap Value Fund II Class R	FIFTH THIRD BANK TRUSTEE FBO VARIOUS FASCORP RECORDKEPT PLANS C/O FASCORP 8515 ORCHARD RD GREENWOOD VLG CO 80111-5002	106,948.3090	5.11%

Columbia Small Cap Value Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,440,556.3770	15.58%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Value Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,133,939.7780	14.06%

Columbia Small Cap Value Fund II Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	12,022,382.9750	13.93%

Columbia Small Cap Value Fund II Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	6,938,111.8800	8.04%

Columbia Small Cap Value Fund II Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,423,694.2660	6.29%

Columbia Small Cap Value Fund II Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,800,292.2420	5.56%

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Asset Allocation Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,488,370.7030	75.67%

Columbia Asset Allocation Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43.393.8240	61.67%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Asset Allocation Fund II Class C	UBS FINANCIAL SERVICES INC. FBO BARBARA PHILLIPS 933 111TH AVE NE APT 532 BELLEVUE WA 98004-8544	11,416.4560	26.76%

Columbia Asset Allocation Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,707.4070	15.72%

Columbia Asset Allocation Fund II Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	4,001.9850	9.38%

Columbia Asset Allocation Fund II Class C	UBS FINANCIAL SERVICES INC. FBO RAYDEAN RANDLETT TRADITIONAL IRA 1135 HIDDEN OAKS DR MENLO PARK CA 94025-6042	2,679.5480	6.28%

Columbia Asset Allocation Fund II Class C	AMERICAN ENTERPRISE INVESTMENT SVCS P.O. BOX 9446 MINNEAPOLIS MN 55440-9446	2,444.9880	5.73%

Columbia Asset Allocation Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,095,457.0520	99.53%

Columbia CA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	594,993.7540	48.17%

Columbia CA Intermediate Municipal Bond Fund Class A	UBS FINANCIAL SERVICES INC. FBO THELMA STEWART MANAGEMENT COMPANY, LLC 3031 W MARCH LN STE 123 STOCKTON CA 95219-6567	192,667.5230	15.60%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia CA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,665.8350	96.98%

Columbia CA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	151,043.7160	74.34%

Columbia CA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC EXEMPTION TR CREATED UNDER 2004 SICHI FAM TRUST TR 2555 TODD CT ARCATA CA 95521-5147	17,771.9890	8.75%

Columbia CA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	20,402,583.1980	91.11%

Columbia GA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	500,329.0080	28.54%

Columbia GA Intermediate Municipal Bond Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	236,234.9350	13.47%

Columbia GA Intermediate Municipal Bond Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	119,832.3740	6.83%

Columbia GA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,565.4740	49.17%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia GA Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	7,603.0950	10.82%

Columbia GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC STEVE G LYMAN & ALIDA B LYMAN 4492 HAVERSTRAW DRIVE DUNWOODY GA 30338-6604	5,352.1450	7.61%

Columbia GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC DAVID G HUNTER 4698 JERFFERSON TOWNSHIP LN MARIETTA GA 30066-3826	5,236.5320	7.45%

Columbia GA Intermediate Municipal Bond Fund- Class B	FIRST CLEARING, LLC WILSON S MOBLEY 2058 BRIAN WAY DECATUR GA 30033-3826	4,696.6730	6.68%

Columbia GA Intermediate Municipal Bond Fund Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	4,633.4730	6.59%

Columbia GA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	91,354.3690	25.97%

Columbia GA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC RUTH LAUTZ TR RUTH LAUTZ TTEE 3315 PEACHTREE INDUSTRIAL BLVD DECATUR GA 30033-3826	23,749.9060	6.75%

Columbia GA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	9,169,349.1900	95.51%

Columbia LifeGoal® Income and Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,178,076.5960	37.90%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Income and Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,862,336.8520	54.65%

Columbia LifeGoal® Income and Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	994,475.6320	42.97%

Columbia LifeGoal® Income and Growth Portfolio Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER CO 80202-3531	32,943.8470	52.59%

Columbia LifeGoal® Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO GROSSMONT FAMILY MEDICAL GROUP 401K P.O. BOX 10758 FARGO ND 58106-0758	3,540.0850	5.65%

Columbia LifeGoal® Income and Growth Portfolio Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER CO 80202-3531	5,874.0900	9.38%

Columbia LifeGoal® Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO TRI-EAGLE SALES 401K PROFIT SHARING PO BOX 10758 FARGO, ND 58106-0758	7,257.2510	11.59%

Columbia LifeGoal® Income and Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	610,709.0520	29.68%

Columbia LifeGoal® Income and Growth Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	582,540.4770	28.31%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia LifeGoal® Income and Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	164,256.6900	7.98%

Columbia LifeGoal® Income Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	463,712.1810	33.18%

Columbia LifeGoal® Income Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	271,383.8400	43.10%

Columbia LifeGoal® Income Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	174,454.9530	35.56%

Columbia LifeGoal® Income Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	126,661.8280	43.65%

Columbia LifeGoal® Income Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	34,134.5560	11.76%

Columbia MD Intermediate Municipal Bond Fund Class A	NFS LLC FEBO ROBERT GLADSTONE LESLIE GLADSTONE 2468 BELMONT RD NW WASHINGTON DC 20008-1610	358,822.2860	13.95%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia MD Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	220,932.6060	8.59%

Columbia MD Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC MARK & MARY ANN RONALD TRUST MARK & MARY ANN RONALD TTEES 7110 44TH ST CHEVY CHASE MD 20815-6039	132,477.3530	5.15%

Columbia MD Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,001.3210	15.06%

Columbia MD Intermediate Municipal Bond Fund Class B	NFS LLC FEBO MARY A MICHELS 1658 HARDWICK RD BALTIMORE MD 21286-8128	5,894.5610	9.86%

Columbia MD Intermediate Municipal Bond Fund Class B	NFS LLC FEBO RALPH M VITALE SR AUDREY J VITALE 3510 E JOPPA RD BALTIMORE MD 21234-3313	5,224.3900	8.74%

Columbia MD Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC ROBERT F ROHR & BARBARA M ROHR JT TEN 608 CHURCHILL RD BEL AIR MD 21014-4245	4,725.1010	7.91%

Columbia MD Intermediate Municipal Bond Fund Class B	FIRST CLERING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,665.7530	7.81%

Columbia MD Intermediate Municipal Bond Fund Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	3,648.1450	6.10%

Columbia MD Intermediate Municipal Bond Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	3,596.6430	6.02%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia MD Intermediate Municipal Bond Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	94,172.8150	22.35%

Columbia MD Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	88,159.2190	20.92%

Columbia MD Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,376,071.5190	94.19%

Columbia Masters International Equity Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	705,689.8330	12.28%

Columbia Masters International Equity Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	115,823.5380	26.65%

Columbia Masters International Equity Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	287,199.0170	24.11%

Columbia Masters International Equity Portfolio Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA 2. 3RD FL JERSEY CITY, NJ 07311	88,938.8090	7.47%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Masters International Equity Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,664.9660	56.99%

Columbia Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MATC FBO PROST DATA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	399,5780	13.68%

Columbia Masters International Equity Portfolio Class R	BRETT PEAKS FBO LENOX VILLAGE DENTISTRY 401K PSP & TRUST 6905 LENOX VILLAGE DR NASHVILLE TN 37211-7172	386.9590	13.24%

Columbia Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MID ATLANTIC TRUST CO FBO SAL OPPENHEIM JR & CIE 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	288.0130	9.86%

Columbia Masters International Equity Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,650,697.2390	91.02%

Columbia NC Intermediate Municipal Bond Fund Class A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4056	297,829.2580	8.26%

Columbia NC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO MAURICIO CASTILLO TTEE MAURICIO CASTILLO LIVING TRUST 416 HILLSBOROUGH ST CHAPEL HILL NC 27514-3102	278,666.2040	7.73%

Columbia NC Intermediate Municipal Bond Fund Class A	FIRST CLEARING, LLC FRANK M DRENDEL P.O. BOX 9212 HICKORY NC 28603-9212	208,354.4670	5.78%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO FLOYD L & RAMONA M MORRIS TR FLOYD L MORRIS 3136 OLD LOWGAP RD LOWGAP NC 27024-7416	19,008.7090	16.32%

Columbia NC Intermediate Municipal Bond Fund Class B	RBS CAPITAL MARKETS CORP FBO EDWARD SANDERS DOUGLAS J SANDERS JT TEN/WROS 2218 RICHARDSON DR CHARLOTTE NC 28211-3265	14,212.1620	12.20%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO LILLIAN G SHOAF 830 METAIRIE LN WINSTON SALEM NC 27104-3319	9,747.6860	8.37%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JASON LAMBERTH CAROL LAMBERTH PO BOX 24 STATESVILLE NC 28687-0024	8,275.3300	7.10%

Columbia NC Intermediate Municipal Bond Fund Class B	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4151	8,231.0200	7.07%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO KATE R HOOTS 1372 HARRIS AVE NEWTON CA 28658-1611	6,643.0310	5.70%

Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO CAROL LEE SMITH WOOD P.O. BOX 313 HAW RIVER NC 27258-0313	6,222.4570	5.34%

Columbia NC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	145,918.7080	34.01%

Columbia NC Intermediate Municipal Bond Fund Class C	NFS LLC FEBO CREIGHTON W SOSSOMON BANK OF AMERICA COLLATERAL P.O. BOX 9 HIGHLANDS NC 28741-0009	28,307.1610	6.60%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia NC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,372,334.8690	91.85%

Columbia Short Term Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,600,044.3410	18.66%

Columbia Short Term Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	160,515.4320	18.20%

Columbia Short Term Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,926,570.2190	38.23%

Columbia Short Term Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	890,814.6430	6.91%

Columbia Short Term Bond Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,894,327.6870	89.35%

Columbia Short Term Bond Fund Class Y	CLISE PROPERTIES INC 1700 7TH AVE STE 1800 SEATTLE WA 98101-1312	224,803.2240	10.60%

Columbia Short Term Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	145,294,168.8900	71.57%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Short Term Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,051,809.7010	25.24%

Columbia Short Term Municipal Bond Fund Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY NJ 07311	4,676,412.5930	11.74%

Columbia Short Term Municipal Bond Fund- Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,954,9570	21.65%

Columbia Short Term Municipal Bond Fund Class B	NFS LLC FEBO KEVIN W BARR FRANCINE BARR 5235 DRYSTACK LN GLEN ALLEN VA 23059-2532	4,906.4600	15.27%

Columbia Short Term Municipal Bond Fund Class B	NFS LLC FEBO DARRELL C REED MAUREEN O REED 4681 SHELBURNE RD RADFORD VA 24141-8057	4,609.1020	14.35%

Columbia Short Term Municipal Bond Fund Class B	SIDNEY MORRIS 3605 BERMUDA RUN DR VALDOSTA GA 31605-1082	3,505.4160	10.91%

Columbia Short Term Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,368,911.6830	47.51%

Columbia Short Term Municipal Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	258,752.2480	5.19%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Short Term Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	159,654,192.8970	86.25%

Columbia SC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	775,103.7670	32.40%

Columbia SC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO INTERNET RESOURCE MANAGEMENT BANK OF AMERICA NA COLLATERAL P.O. BOX 1329 FORT MILL SC 29716-1329	541,187.7690	22.63%

Columbia SC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	58,892.8520	60.68%

Columbia SC Intermediate Municipal Bond Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	6,618.2480	6.82%

Columbia SC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SUE B JAMES EST TX SHEL TRUST 1129 WATERFRONT DR MT PLEASANT SC 29464-7428	5,355.4450	5.52%

Columbia SC Intermediate Municipal Bond Fund Class B	WELLS FARGO BANK NA FBO HOPKINS M CRTA P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	5,203.0760	5.36%

Columbia SC Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,040.7010	5.19%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia SC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	367,785.4010	38.59%

Columbia SC Intermediate Municipal Bond Fund Class C	RAYMOND JAMES & ASSOC INC FBO ANNIE LEE FAYSSOUX TTEE 203 PACOLET HWY GAFFNEY SC 29340-2816	72,740.5460	7.63%

Columbia SC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,681,570.0070	89.93%

Columbia VA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC C HENRY JONES TTEE C HENRY JONES REVOCLIVTRUST 7320 COLONY POINT RD NORFOLK VA 23505-3300	235,505.2150	5.11%

Columbia VA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,795.6150	14.62%

Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO EDWARD P HAZARD JR FRANCES H HAZARD 915 HOLLYWOOD DR CHESAPEAKE VA 23320-4821	8,324.7130	8.82%

Columbia VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC PETER BRUNK & DIANE BRUNK JT WROS 3501 CARDINAL LN PORTSMOUTH VA 23703-3631	7,391.2080	7.83%

Columbia VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING CORPORATION MARTHA W STEERS TTEE MARTHA W STEERS LIVING TRUST 5801 WILLIAMSBURG LANDING DR WILLIAMSBURG VA 23185-3778	6,783.3320	7.19%

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO NORMA F STUART 6809 DARBY LN SPRINGFIELD VA 22150-2006	5,537.5620	5.87%

Columbia VA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	53,516.4800	17.68%

Columbia VA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	23,109,999.8350	92.99%

Corporate Bond Portfolio Class A	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,030,991.0000	99.24%

Mortgage- and Asset-Backed Portfolio Class A	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	3,673,814.0810	86.12%

Mortgage- and Asset-Backed Portfolio Class A	STATE STREET BANK & TRUST CO AAF LIFEGOAL INCOME & GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	430,028.9370	10.08%

As of August 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Columbia Fund (except the Advisor International Multi-Equity Fund, Overseas Value Fund, Small Cap Index Fund, LifeGoal® Balanced Growth Portfolio and LifeGoal® Growth Portfolio) because it owns of record more than 25% of the outstanding shares of a Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Convertible Securities Fund	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,941,500.7370	31.83%

Columbia International Value Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	34,350,727.8690	28.74%

Columbia Large Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	51,769,526.9970	55.08%

Columbia Large Cap Enhanced Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	35,430,037.5880	86.95%

Columbia Marsico Global Fund	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	501,403.7210	71.78%

Columbia Marsico International Opportunities Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	54,208,961.1110	50.44%

Columbia Mid Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	68,401,274.4280	31.75%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Small Cap Growth Fund II	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	12,402,334.2720	36.40%

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Asset Allocation Fund II	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,538,471.9340	56.38%

Columbia CA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	20,402,583.1980	85.53%

Columbia GA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	9,169,349.1900	77.87%

Columbia LifeGoal® Income and Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,645,598.1320	41.54%

Columbia LifeGoal® Income Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,036.212.8020	36.90%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia MD Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,376,071.5190	75.19%

Columbia Masters International Equity Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,650,697.2390	45.30%

Columbia NC Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,372,334.8690	73.61%

Columbia Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	147,188,496.5770	59.13%

Columbia Short Term Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	159,654,192.8970	69.43%

Columbia SC Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,681,570.0070	72.28%

Columbia VA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	23,109,999.8350	77.39%

Corporate Bond Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,030,991.0000	99.24%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Mortgage- and Asset- Backed Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	3,673,814.0810	86.12%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

FIM Funding, Inc. is a non-depository credit institution organized under the laws of the United States, 401 North Tryon Street, Charlotte, North Carolina 28202. Bank of America Corporation is the ultimate parent company of FIM Funding, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is a registered broker-dealer organized under the laws of the United States, One Bryant Park, New York, New York 10036. Bank of America Corporation is the ultimate parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as Legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING GUIDELINES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING GUIDELINES

EFFECTIVE

JANUARY 24, 2011

Set forth below are guidelines adopted and used by Columbia Management Investment Advisers, LLC (the “Adviser”, “We”, “Us” or “Our”) in voting proxies (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Adviser generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Adviser uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Adviser generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Adviser will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Adviser will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Adviser will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Adviser will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Adviser generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Adviser will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock — Increase in Authorized Shares or Classes

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock — Decrease in Authorized Shares or Classes

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock — Change in Par Value

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Adviser will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Adviser generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Adviser will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Adviser will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Adviser generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Adviser generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Adviser generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Adviser generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

Executive Compensation Report

The Adviser generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Adviser will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Adviser generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Adviser generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Adviser generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

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MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

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In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

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MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

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MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Definitions

2. By “best interests of MCM’s clients,” MCM means clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

3. By “material conflict of interest,” MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other principal proponent of a proposal, or an entity closely affiliated with the proxy issuer or other principal proponent of a proposal, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.

Procedures: MCM Invests in Companies With Management Teams That Seek Shareholders’ Best Interests, and Usually Votes Proxies with Management Recommendations

4. MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (or their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management or board recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of MCM’s clients.

5. In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents – such as, without limitation, proposals that would affect corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters – could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on MCM’s analysis if in MCM’s view such a vote appears consistent with the best interests of clients. As further examples, in MCM’s sole discretion, it may vote against a management or board recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management or board recommendations in order to oppose management proposals that are not shareholder-friendly in MCM’s view.

6. MCM generally considers each proxy proposal on its merits, and periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM’s general view that a management team or board is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company’s management team or board no longer appears to be serving shareholders’ best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management or board recommendations, or selling shares of the company.

Procedures: Use of an Independent Service Provider

7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM’s instructions based on MCM’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To minimize the possibility that MCM’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM rarely considers directing such a service provider to vote proxies for MCM based on the service provider’s recommendations (although MCM may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).

Procedures: Voting/Abstention/No Action/Other Exceptions

8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM’s Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM’s ability to vote or otherwise process proxies may be limited by many factors, including MCM’s dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations. For example, in a few foreign markets, ballots cast by MCM may not be counted if required powers of attorney between the client and the custodian are not maintained. Also in foreign markets, ballots for securities held by a custodian in an omnibus account for multiple customers may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split its vote as each customer requested.

9.a MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by a previous adviser), MCM may choose to abstain or take no action on the proxies. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM).

9.b. MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM’s view, or as an alternative to voting with (or against) management.

10. The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

Alternative Procedures for Potential Material Conflicts of Interest

11. In certain circumstances such as when the issuer or other proponent of a proxy proposal is also a client of MCM, it is possible that an appearance might arise of a potential conflict between MCM’s interests and the interests of affected clients in how the proxies of that issuer are voted.

12. MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM’s voting of the proxies.

13. Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3 above) between MCM’s interests and clients’ interests may appear to exist, MCM generally will, to avoid appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

(i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

(ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure generally may be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM seeks to document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

14. MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

(ii) Abstaining or taking no action on the proxies in cases when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

Voting by Client Instead of MCM

15. An MCM client may elect to vote proxies for its own account instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

16. MCM generally cannot implement client proxy voting guidelines that do not delegate full discretion to MCM, or that are not fully consistent with these procedures. In particular, MCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM’s policy or with MCM’s vote-by-vote analysis. MCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

17. MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

Persons Responsible for Implementing MCM’s Policy

18. MCM’s Operations/Client Services staff has primary responsibility for implementing MCM’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19. Members of MCM’s Investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies.

Recordkeeping

20.a. MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information, and

(vi) Written responses by MCM to written or oral client requests.

20.b. MCM seeks to document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM’s Operations/Client Services Department also documents certain other non-routine proxy voting issues, including: the basis for (1) any decision to vote against a management or board recommendation for reasons other than general matters affecting corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management or board recommendation.

20.c. MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions (i) to vote against corporate governance proposals such as those described above, or (ii) to abstain or take no action on proxies in circumstances (A) when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, (B) when MCM has sold or determined to sell a security, or when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or (C) when other routine situations arise such as those identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM’s control, such as in certain situations addressed in section 8 above.

21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22. MCM or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements issued by domestic (and some foreign) issuers if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S. – based issuers).

23. All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

Availability of Policy and Proxy Voting Records to Clients

24. MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM’s voting record for the client’s securities through summary disclosure in Part II of MCM’s Form ADV. Upon receipt of a client’s request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

* * *

MCM’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	October 1, 2004

Policy Amended:	February 10, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	February 10, 2006

Policy Amended:	July 19, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	July 19, 2006

Amendment Approved:	August 8, 2008
Approved by:	Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	September 1, 2008

BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

I.	OBJECTIVE		B-28
II.	ACCOUNTS FOR WHICH BRANDES HAS PROXY VOTING RESPONSIBILITY		B-28
III.	ADHERENCE TO CLIENT PROXY VOTING POLICIES		B-29
IV.	ARRANGEMENTS WITH Proxy Service Providers		B-29
V.	CONFLICTS		B-30
VI.	SPECIAL ISSUES WITH VOTING FOREIGN PROXIES		B-30
VII.	REPORTS		B-31
VIII.	OPERATIONAL PROCEDURES		B-31
	A.	Role of the Reorganization Department	B-31
	B.	Role of the Investments Group in Voting Proxies	B-32
	C.	Role of the Corporate Governance Committee	B-32
	D.	Disclosures of Proxy Voting Intentions	B-32
IX.	SECURITIES SUBJECT TO LENDING ARRANGEMENTS		B-32
X.	RECORDKEEPING		B-32
XI.	PROXY VOTING REVIEW COMMITTEE		B-33
XII.	PROXY VOTING GUIDELINES SUMMARY		B-34
XIII.	PROXY VOTING GUIDELINES		B-34
	A.	The Board of Directors	B-34
	B.	Auditors	B-36
	C.	Proxy Contests, Tender Offer Defenses, and Miscellaneous Governance Provisions	B-36
	D.	Capital Structure	B-39
	E.	Executive and Director Compensation	B-40
	F.	Mergers and Corporate Restructurings	B-42
	G.	Reincorporation	B-42
	H.	Money Market Funds	B-42
	I.	Social, Political, and Environmental Issues	B-43
XIV.	PROXY VOTING POLICY AND PROCEDURES FOR BRANDES INVESTMENT TRUST		B-43

EFFECTIVE AS OF

MAY 1, 2009

BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

Brandes Investment Partners, L.P. (“Brandes”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA Plans”). This document sets forth Brandes’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

I. OBJECTIVE

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of management and/or a third-party proxy service provider (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Brandes’ Corporate Governance Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request. The Guidelines, which have been developed with reference to the positions of certain third party proxy service providers, set forth Brandes’ positions on recurring issues and criteria for addressing non-recurring issues.

II. ACCOUNTS FOR WHICH BRANDES HAS PROXY VOTING RESPONSIBILITY

Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts. Brandes’ form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing. As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA Plans. Where authority to manage ERISA Plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Plan should:

•	Be in writing;

•	State that Brandes is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	Be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

III. ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy voting policies, if a client has such a policy and instructs Brandes to follow it, Brandes will follow those instructions except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA Plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Brandes must, to the extent possible, comply with each client’s proxy voting policy (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

IV. ARRANGEMENTS WITH PROXY SERVICE PROVIDERS

Brandes presently uses the following firms as third-party proxy service providers (“PSP”) to assist in voting proxies.

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Risk Metrics Group (“RMG”) is a proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. RMG’s primary function with respect to Brandes is to appraise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

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Broadridge Financial Solutions’ Proxy Edge service is an electronic proxy voting and vote-tracking service. Broadridge’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

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Glass, Lewis & Co., LLC is a leading research and professional services firm that assists institutions globally that have investment, financial or reputational exposure to public companies. It provides research and recommendations for Brandes for voting on proxy proposals.

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Proxy Governance, Inc. provides research and proxy voting recommendations on U.S. and non-U.S. publicly traded companies. Coverage is based on securities held in client portfolios. For non-U.S. companies, research and recommendations may be provided through partnerships with other leading proxy advisory firms, or directly by Proxy Governance when proxy materials are reasonably available in a timely manner.

Although we may consider RMG’s and others’ recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions. For ERISA Plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of a PSP or the ERISA Plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

V. CONFLICTS

Brandes is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Brandes; (ii) Brandes has material business relationships with participants in proxy contests, corporate directors or director candidates; or (iii) a Brandes employee has a material personal interest in the outcome of a particular matter before shareholders.

Brandes is committed to resolving all such and similar conflicts in its clients’ best interests. Brandes has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest that are not addressed by the Guidelines, the Corporate Governance Committee will consult the Head of Compliance (“HOC”) and the approach taken to address the conflict situation shall be documented in writing. If necessary, the Corporate Governance Committee, the HOC, and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Brandes and the issuer, its officers or directors, director candidates, or proxy proponents; or (iv) voting in other ways that are consistent with Brandes’ obligation to vote in its clients’ best interests.

Brandes has taken various steps to neutralize potential conflicts that may arise with PSPs, such as RMG, that also provide other products and services to issuers. RMG has made a copy of its policies, procedures and practices regarding potential conflicts of interest available to Brandes. In addition, RMG shall, on a periodic basis, provide Brandes with a list of those companies that have a business relationship with RMG. Brandes exercises best efforts to compare this list to proxies it votes on behalf of clients so that potential conflicts of interest are made known at the time of voting proxies. In addition, Brandes’ Corporate Governance Committee reviews, not less than annually, potential material conflicts of interest disclosed to Brandes by RMG. Finally, Brandes obtains additional proxy voting information from other PSPs as an additional check on the independence of the voting recommendations provided to Brandes by RMG.

VI. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although Brandes has arrangements with PSPs, voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions, and share blocking.

•

To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes’ judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

•	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•

Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, Brandes will attempt, on a best efforts basis, to lodge votes in such countries.

•	Presence of voting fees in countries in which custodians do not offer a “proxy voting service”, may limit Brandes’ ability to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VII. REPORTS

An insert to Brandes’ Form ADV, Part II and the Brandes website describe how clients may obtain information from Brandes about how we voted proxies with respect to their securities. If requested, Brandes provides clients with periodic reports on Brandes’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA Plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes’ activities, including our decisions and actions with regard to proxy voting. Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

VIII. OPERATIONAL PROCEDURES

A. Role of the Reorganization Department

Brandes’ Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will monitor for the client’s custodian to forward proxy materials it receives to Brandes and certain PSPs. The Reorganization Department is also responsible for providing the PSPs with a list of client holdings on a regular basis to enable them to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department logs the receipt of the materials from various sources in a pending file until the PSPs provide voting recommendations electronically. The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also compiles and maintains information, for each client for which Brandes votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

B. Role of the Investments Group in Voting Proxies

Once the PSP’s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) and/or investment committee(s) for consideration. In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee, except to the extent superseded by client proxy voting policies. Proposals not covered by the Guidelines and contested situations are, at the relevant analyst’s request, evaluated on case-by-case basis by a member of the Corporate Governance Committee and/or the relevant investment research team(s) or investment committee(s). The firm’s voting decisions are then communicated by the Reorganization Department to Broadridge, or other 3rd party voting agents.

C. Role of the Corporate Governance Committee

Brandes’ Corporate Governance Committee is responsible for setting, reviewing from time to time, but at least annually, and making appropriate changes to the firm’s position on various corporate governance issues, as set forth in the Guidelines. The Corporate Governance Committee shall also provide oversight to the firm’s investment research teams and/or investment committees from time to time on significant proxy voting proposals or issues. Generally, a member of the Corporate Governance Committee must approve a decision to vote proxies contrary to the recommendation of the PSPs.

D. Disclosures of Proxy Voting Intentions

Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the advance approval of its General Counsel. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA Plans or other clients for which Brandes votes proxies. Disclosure of Brandes’ proxy voting intentions – especially where done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

IX. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan are perceived to outweigh the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Brandes’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

X. RECORDKEEPING

The Brandes Reorganization Department will maintain copies of the following records for a period of five years, the first two in an easily accessible place, in accordance with the Investment Advisers Act of 1940. Specifically, Rule 204-2 requires that we:

•	Copies of all policies and procedures relating to proxy voting.

•	A copy of each proxy statement received regarding client securities.

•	A record of each vote cast on behalf of a client.

•	A copy of any document created by Brandes that was material to making a decision how to vote proxies on behalf of the client or that memorializes the basis for that decision.

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A copy of each written client request for information on how Brandes voted proxies on behalf of the client, and a copy of any written response by Brandes to any (written and oral) client request for information on how Brandes voted proxies on behalf of the requesting client.

XI. PROXY VOTING REVIEW COMMITTEE

No less frequently than annually, the Proxy Voting Review Committee shall meet to review and discuss the operation of Brandes’ proxy voting procedures. The Committee shall consist of, at least, the following individuals:

•	The HOC (who shall act of the Chair of the committee)

•	The General Counsel or his/her designee

•	A representative of the Corporate Governance Committee

•	A representative of the Reorganization Department

•	A representative of the Research Department

In reviewing the proxy voting procedures, the Committee shall consider the operation of the policies and procedures since the previous review, including but not limited to the following areas:

•	Operational aspects of the policies and procedures (e.g., is information getting to the necessary people in a timely fashion or have any votes been missed)

•	Maintenance of all required records

•	Performance of service providers (RMG, Broadridge, Glass Lewis and Proxy Governance)

•	Conflict of interest issues

•	Any instances where Brandes has failed to comply with its policies

•	Any suggested revisions to the policies and procedures

The HOC shall meet with the Office of the CEO no less frequently than annually to discuss the results of the Proxy Voting Committee’s review of the policies and procedures.

BRANDES INVESTMENT PARTNERS, L.P.

XII. PROXY VOTING GUIDELINES SUMMARY

Summary

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

•	Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.

•	In general, Brandes opposes anti-takeover proposals and supports the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

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In general, Brandes supports proposals that enhance shareholder rights through protecting the ability to call special meetings, act by written consent, access proxy voting materials, and by lowering the requirement for supermajority shareholder vote requirements on certain important governance issues.

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It is not possible to represent fairly the diverse views of our clients on proposals regarding social, political, and environmental issues and, therefore, unless directed by a client to vote in a certain manner, we will generally vote in accordance with the recommendations of management and/or RMG or abstain from voting on the respective issues.

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Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the relevant investment research team(s) or investment committee(s) and/or the Corporate Governance Committee, typically with reference to third-party recommendations and analysis.

XIII. PROXY VOTING GUIDELINES

The following guidelines have been developed with reference to the positions of Risk Metrics Group (“RMG”), formerly Institutional Shareholders Services, Inc, (“ISS”). Exceptions and modifications to these guidelines may occur with respect to issues that arise relating to certain companies and/or unique circumstances in certain countries.

A. The Board of Directors

1. Voting on Director Nominees in Uncontested Elections

We generally support the election of a company’s nominees for director and believe that the board’s nominating committee is in the best possible position to evaluate the qualification of directors and the needs of a particular board. Brandes believes that the election of a majority of independent directors is critical to long term shareholder value. In determining whether to support a board nominee, we will consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Nominee’s attendance at meetings (past two years);

•	Nominee’s investment in the company;

•	Whether a retired CEO sits on the board; and

•	Whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

•	Number of other board seats held by nominee; and

•	Interlocking directorships.

2. Voting on Director Nominees in Contested Elections

We review on a case-by-case basis the directors nominated for election in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident nominated directors and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

3. Voting on Director Nominees by Bundled Slate

In countries where directors are voted on by slate, we will generally abstain from voting on the board of directors when presented as a slate and there is no disclosure on the individual directors.

Disclosure of director background, experience, performance and accountability to shareholder interests is favored in order that shareholders may vote appropriately for the most qualified director nominees who would add value to the management of the company.

4. Separating Chairman/CEO

We will generally vote for resolutions to separate the Chairman and CEO positions unless the company has a strong countervailing governance structure, which includes an independent lead director that is elected by and from the independent board members with clearly delineated duties, a minimum two-thirds independent board, all key committees comprised of independent directors, and established governance guidelines.

5. Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining the independence of a board member, we base the classification on the standards issued by the primary stock exchange in which the company is listed.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

6. Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7. Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

8. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

B. Auditors

We generally rely on the judgment of the board’s audit committee in selecting the independent auditors that will provide the best service to the company. In doing so, we generally support the ratification or reappointment of the company’s auditor unless:

•	The auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence;

•	There is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors receive a significant amount of compensation for non-auditing activities or consulting activities.

C. Proxy Contests, Tender Offer Defenses, and Miscellaneous Governance Provisions

1. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

2. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote for proposals that require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, provided such proposals include adequate provisions which address vote standards in contested elections of directors.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting and will generally vote for proposals to provide for or restore cumulative voting unless the company currently provides for Proxy Access or a similar structure or has adopted a Majority Vote Standard.

In situations where insider voting power is greater than 50%, i.e. controlled company, we will generally vote for proposals to provide for cumulative voting.

4. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

5. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

6. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We generally vote for shareholder proposals to redeem a company’s poison pill.

We generally vote against management proposals to ratify a poison pill.

We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

7. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on case-by-case basis anti-greenmail proposals, when they are bundled with other charter or bylaw amendments.

8. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

9. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

10. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

11. Confidential Voting

We generally vote for shareholder proposals that request corporations adopt confidential voting, use independent tabulators and use independent inspectors of elections. We vote for management proposals to adopt confidential voting.

12. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

13. Bundled Proposals

We review on a case-by-case basis, bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

14. Majority-Supported Shareholder Proposals

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast for two consecutive years or a majority of shares outstanding for one year on a case-by-case basis. A vote to withhold votes will be based, in part, on the following principles:

•	Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

•	A board ignoring two different majority-supported proposals in back-to-back years will face a “withhold” recommendation.

•

If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case-by-case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

15. Miscellaneous Governance Provisions

All other governance related issues not specifically addressed elsewhere in these Guidelines are voted on a case-by-case basis upon evaluating each proposal on its merits, based on the particular facts and circumstances.

D. Capital Structure

1. Common Stock Authorization

We review on case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing issued share capital by more than 100% unless a clear need for the excess shares is presented by the company.

We vote against proposed common stock authorizations without preemptive rights that are in excess of 5% of the company’s issued share capital.

2. Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

4. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

We review on case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

7. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we vote for proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

E. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

In evaluating a compensation plan, we consider equity-based compensation along with the cash components of pay and attempt to determine the dilutive effect both on shareholder wealth and on voting power. However, in recognition of the fact that it is difficult, if not impossible, for us to develop specific quantitative rules regarding compensation plans that apply to all companies, we instead tend to focus on the following:

•	The process used by a company to establish compensation plans. Is it fundamentally sound (i.e., is the process logical; are outside experts employed) and replete with independence?

•	The structure of the overall compensation program. Does the total potential compensation (cash and non-cash elements) appear reasonable and fair for this company and industry?

•	The link between compensation and the creation of long-term shareholder value. Does the plan:

•	Incentivize long-term thinking and stewardship of the company instead of focusing on achieving short-term metrics?

•	Provide for adequate compensation to attract and retain competent managerial talent suitable to the challenges and opportunities faced by the individual company?

•	Directly tie incentive compensation to performance with above-average rewards only being earned if shareholders are being rewarded with above-average corporate performance?

•	Include downside potential as well as up-side rewards without the possibility for a material “second chance” (i.e. repricing of options)?

•	Measure performance on clearly objective criteria that are consistent with increases in shareholder value (i.e., ROIC, EVA, etc.)?

•	Require significant ongoing share ownership by the executive or director?

Other factors we consider in evaluating compensation plans include the following:

1. Disclosure Policy for Compensation Plans

When reviewing compensation plans in markets where information is limited, at the very minimum, we seek to obtain information regarding (1) the total dilution level and (2) the exercise price.

In markets where certain terms are regularly disclosed and a company has not disclosed this information, we generally a vote against the plan for substandard disclosure.

2. Advisory Votes on Executive Compensation – Say-on-Pay

We will generally vote for shareholder sponsored Say-on-Pay proposals, calling for advisory votes on executive compensation, unless the company currently provides for Proxy Access or a similar structure and/or has adopted a Majority Vote Standard.

In cases where a company has adopted an Advisory Vote on Executive Compensation, we will generally vote on a case-by-case basis, considering the above mentioned factors.

3. Discounted Options and Restricted Stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed on a case-by-case basis.

We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well defined and challenging performance criteria.

4. Options Expensing

We will generally vote for shareholder proposals to expense options. We will not support such a shareholder resolution if the company has already publicly committed to expensing options by a specific date.

5. Option Repricing

We generally oppose the repricing of options, which includes all of the following that constitute repricings

•	Reduction in exercise price of outstanding options.

•	Cancellation and regrant of options at lower exercise prices. This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting).

•	Substitution of restricted stock for underwater options.

•	Buyback of underwater options and issuance of new awards.

6. Performance-Based Stock Options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis. Voting decision will therefore take into account the following:

•	Whether the proposal mandates that all awards be performance-based.

•	Whether the proposal extends beyond executive awards to those of lower ranking employees.

•	Whether the company’s stock-based compensation plans meet certain shareholder value transfer criteria and do not violate our repricing guidelines.

7. Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

F. Mergers and Corporate Restructurings

1. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	Changes in corporate governance and their impact on shareholder rights.

2. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

3. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Reincorporation

Proposals to change a company’s state or country of incorporation are reviewed on a case-by-case basis, giving consideration to both financial and corporate governance factors including the reason for reincorporation, a comparison of the governance provisions and jurisdictional laws, and potential economic costs and benefits.

H. Money Market Funds

For money market funds in which we have not selected the fund, we will not review proxies, but instead we will vote with the recommendations of a third party proxy service provider on all proposals. In rare circumstances when no such entity provides recommendations, we vote proposals in accordance with the recommendations of management.

I. Social, Political, and Environmental Issues

In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, we generally vote in accordance with the recommendations of RMG on these issues, although, on occasion we abstain from voting on these issues.

XIV. PROXY VOTING POLICY AND PROCEDURES FOR BRANDES INVESTMENT TRUST

The Board of Trustees of Brandes Investment Trust (the “Company”) has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolio (“Fund”).

A. Proxy Voting Policy

The policy of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Brandes Investment Partners (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

B. Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

C. Proxy Voting Procedures

1.	At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser shall notify the Board promptly of materials changes to any of these documents.

2.	At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

D. Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the board, in whole or in part, at any time.

E. Annual Filing of Proxy Voting Record

1.	The Company shall include in its Form N-1A registration statement:

a.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

b.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

2.	The Company shall include in it Annual and Semi-Annual Report to shareholders:

a.	A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Company’s toll-free telephone number or through a specified Internet address, and on the SEC website.

b.	A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free number (or through a specified Internet address or both) and on the SEC website.

APPENDIX C — SALES CHARGE WAIVERS

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

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Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

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Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

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(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R shares and Class R4 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R shares and Class R4 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1?2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class I shares, Class R shares, Class R4 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

APPENDIX D — DESCRIPTION OF STATE CONDITIONS

STATE SPECIFIC INFORMATION

Each Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the state in which the Fund invests, as well as the general fiscal and economic stability of the state’s subdivisions, agencies, instrumentalities or authorities, which issue the securities in which the Fund invests. The following information supplements information set forth in each Fund’s prospectuses, constitutes only a brief summary and does not purport to be a complete description of certain state-specific considerations and is provided to investors in view of each Fund’s policy of concentrating its investments in securities issued by issuers of a single state. The information is based on publicly available sources and has not been independently verified by the Adviser but is believed to be accurate in all material respects. It is expected that the information will be updated only on an annual basis and thus may be out of date at any time that you make an investment decision to purchase or sell shares of a Fund.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

California

The following information relates specifically to the California Intermediate Municipal Bond Fund (the Fund). This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of California (California or the State) and local agencies in California available as of the date of this Statement of Additional Information. Further, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

General Economic Factors.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In the May Revision of the 2010-11 Governor’s Budget (as defined below), released May 14, 2010 (the “2010-11 May Revision”), the California Department of Finance (the “Department of Finance”) reported that the California economy started to recover from the recession in the latter part of 2009, but projected that growth in calendar year 2010 and beyond would be slow and would continue to lag slightly behind the national economic recovery as a whole. As of May 2010, unemployment in the State was 12.4%, compared to 12.5% in January 2010 and 9.7% in January 2009. The United States unemployment rate for May 2010 was 9.7%.

Current Financial Stress.

The State experienced a severe economic recession that began in the first quarter of 2008 and ended at some point in the second half of 2009. Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009. Taxable sales fell sharply in the first half of 2009 before increasing substantially in the fourth quarter of 2009 and the first quarter of 2010. The State’s unemployment rate increased from 5.9% in January 2008 to 12.4% in May 2010. The rate of increase has slowed in 2010. There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

In response to the most severe economic downturn in the United States since the Great Depression, in the State’s budget plan for fiscal year 2009-10 adopted on February 20, 2009, as amended by the revisions enacted on July 28, 2009, together with other related budget legislation (the “Amended 2009 Budget Act”), the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The 2010-11 May Revision included further reductions to many programs. If these proposals are adopted, it would bring overall General Fund spending to a level well below what it was a decade ago in fiscal year 1998-99 adjusted for population and inflation growth.

The State is slowly emerging from the recession, but economic growth is modest and the level of unemployment is still very high. Consequently, baseline General Fund revenues in fiscal year 2009-10 (consisting of total revenues adjusted to remove temporary tax law changes and one-time receipts) are projected to fall by more than 20% from their peak in fiscal year 2007-08. Major components of the revenue decline are capital gains taxes ($8 billion below peak levels), income tax on wages (approximately $6 billion below peak levels), tax on other types of income ($7 billion below peak levels), sales taxes ($10 billion below peak levels), corporate taxes ($2 billion below peak levels), and all other taxes (approximately $1 billion below peak levels). Consumer spending driven by easy credit and growth in home values is also not likely to return to prior levels in the foreseeable future. Future revenues will also be affected by the expiration of temporary tax increases enacted in fiscal year 2009-10.

In January 2010, California’s projected budget gap for fiscal years 2009-10 and 2010-11 was $19.9 billion. The deterioration of the State’s fiscal condition since adoption of the Amended 2009 Budget Act was due to a combination of lower than projected revenues, failure to achieve expected savings (due in part to adverse court decisions), and population and caseload growth. A special session of the California Legislature in February 2010 enacted several bills that addressed approximately $2.1 billion of this gap. Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) added approximately $1.3 billion to the gap, so that the 2010-11 May Revision projected the remaining budget gap at $19.1 billion. This figure is comprised of a fiscal year 2009-10 shortfall of $7.7 billion, a fiscal year 2010-11 shortfall of $10.2 billion, and a $1.2 billion reserve for fiscal year 2010-11.

The 2010-11 May Revision proposed additional solutions to close the remaining budget gap. Additional federal funds (over and above the $2.2 billion already approved) account for $3.4 billion in solutions, a reduction from the $6.9 billion of additional federal funds contained in Governor’s Proposed Budget for the 2010-11 fiscal year released on January 8, 2010 (the “2010-11 Governor’s Budget”). Spending reductions account for $12.4 billion in solutions. Additional solutions include $1.3 billion in alternative funding and $2.1 billion in fund shifts and other revenues. In response, California Legislative leaders have proposed two different budget plans, one of which calls for significant tax increases, and another that would rely on a borrowing plan using certain significant non-General Fund revenues. All such proposals are now being considered by the California Legislature. Even if all the Governor’s proposals were to be adopted, the Administration still projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire.

The sharp drop in revenues over the last two fiscal years also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. By July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks), which registered warrants could not be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. The registered warrants were all called for redemption on September 4, 2009, once the State was able to access the public credit markets for cash management purposes following enactment of the Amended 2009 Budget Act. No registered warrants were used to make high-priority payments, including debt service on bonds, payments to schools, or employee payrolls. The issuance of State registered warrants in 2009 was only the second time the State has issued State registered warrants since the 1930s.

The 2010-11 May Revision projected that the State would have sufficient cash resources to pay all of its obligations through the end of fiscal year 2009-10, including repayment of all outstanding revenue anticipation notes in June 2010 (a first maturity of $2.825 billion was paid on May 25, 2010). Legislation enacted during the fiscal emergency special session of the California Legislature in early March 2010 will provide the State with additional tools to manage cash in the summer of 2010 and during key months of the budget year by authorizing short-term deferral of certain State payments, primarily to schools and local governments. Proposals to close the budget shortfall will substantially reduce this cash gap. In addition to budget solutions, the State will need to obtain external financing early in fiscal year 2010-11. At the Governor’s direction, the Department of Finance has begun working with the State Controller’s Office and the State Treasurer’s Office to develop additional cash solutions as needed to meet the State’s payment obligations.

The national and California economies improved between the 2010-11 Governor’s Budget and the 2010-11 May Revision. Output of the national economy grew for the third consecutive quarter in the first quarter of 2010, and California payroll employment grew in four of the six consecutive months ending in March 2010. However, some sectors of both economies have yet to show any positive signs – construction being a prime example.

There are signs that home prices have begun to stabilize and have improved in many regions of the State. Existing home sales peaked during the summer of 2005 and fell steadily through November 2008. A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers’ tax credit. The tax credit was initially set to expire at the end of November 2009, but, prior to its expiration, it was extended through April 30, 2010. Following the tax credit’s extension, there was a moderate rebound in sales in March 2010. The tax credit’s expiration on April 30, 2010, coupled with severe winter weather, caused home sales to fall again.

The longest and deepest recession in the post-Depression era is most likely over. Both the State and national economies appear poised to make modest comebacks, and many indicators released since the 2010-11 Governor’s Budget forecast have been more encouraging than originally expected. Still, the recovery will probably be moderate and prolonged by historical standards.

The pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities that will require increased contributions from the General Fund in future years. The State also has an unfunded liability relating to retirees’ post-employment healthcare benefits that was estimated to be $51.8 billion as of June 30, 2009.

Recent Developments.

On May 14, 2010, the Governor released the 2010-11 May Revision. The 2010-11 May Revision disclosed that General Fund revenues in April 2010 were approximately $3.6 billion lower than projected in the 2010-11 Governor’s Budget, reversing three consecutive months of revenue results that exceeded forecasts. The majority of the shortfall was in personal income tax receipts and occurred for several reasons. First, extraordinary amounts of 2008 capital losses were carried forward into the 2009 tax year. Second, small business owners had less income in 2009 than had been projected at the time of the 2010-11 Governor’s Budget. Lastly, in response to tax law changes, it appears that many quarterly filers paid a greater percentage of their estimated payments prior to April 2010 than was predicted at the time of the 2010-11 Governor’s Budget, thus reducing final payments in April 2010.

On May 4, 2010, a California Superior Court judge ruled in favor of the State in the case of California Redevelopment Association et al. v. Genest et al. This ruling upheld a provision in the Amended 2009 Budget Act that required redevelopment agencies around the State to transfer $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to support public school funding within their jurisdictions (thereby relieving the General Fund from an equal amount of payments under Proposition 98). The decision has been appealed by the redevelopment agencies; however, substantially all of the transfers have been made.

On May 19, 2010, a lawsuit was filed on behalf of individual students, school districts, and educational organizations against the State (Robles-Wong et al. v. State of California) alleging that the State’s system of financing public schools is inconsistent with the mandate of the State Constitution to support public education. The suit seeks a declaration that the current system of school financing is unconstitutional and orders for the California Legislature and Governor to devise an adequate system of school financing.

On June 9, 2010, the California Supreme Court granted review of the Court of Appeal decision upholding the Governor’s vetoes of spending in the Amended 2009 Budget Act. There is no time yet set for hearing or decision in this case but the California Supreme Court set an accelerated briefing schedule with all briefings due by July 14, 2010.

On June 14, 2010, the United States Supreme Court granted the State’s petition for review of the decision by a three-judge federal court which ordered a reduction of the State prison population. It is expected that the case will be heard and decided during the United States Supreme Court’s 2010-11 term.

A number of initiative petitions have been filed with the California Secretary of State and will be placed on the November 2, 2010, election ballot. A number of the proposals would, if ultimately approved by the voters, impact State finances in various ways, as briefly summarized below.

•	Legalize sale of marijuana, which could produce increased State revenues if taxes are levied on such sales.

•	Raise the vehicle license fee by $18 annually and dedicate these funds to support State parks, reducing General Fund expenditures.

•	Restrict the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing.

•	Reduce the required vote in each house of the California Legislature to adopt the annual budget to a majority from two-thirds.

•	Repeal certain corporate tax breaks enacted as part of the Amended 2009 Budget Act, increasing future General Fund revenues.

On June 16, 2010, the California Public Employees’ Retirement System (“CaIPERS”) adopted a proposal that will increase the amount the State must contribute to CaIPERS for State employee pensions in fiscal year 2010-11. The State projects this will result in an increase in contributions of approximately $281 million, approximately 55% of which must be paid from the General Fund.

Subsequent to the 2010-11 May Revision, the Administration entered into tentative contract agreements with representatives of several bargaining units, representing more than 22,000 employees. These tentative agreements still require ratification by union members and the California Legislature. It is estimated that these contracts would save the State $72 million ($43 million General Fund savings) in fiscal year 2010-11.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P, and Fitch represent their respective opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In April 2010, Fitch raised its rating assigned to California’s general obligation bonds from BBB to A-minus, and Moody’s raised its rating assigned to California’s general obligation bonds from Baa1 to A1. The changes in those ratings reflect a recalibration by Fitch and Moody’s, as applicable, of their United States municipal ratings from a municipal scale to a global scale, and neither change reflects a change in credit quality. In January 2010, S&P lowered its rating on California’s general obligation bonds from A to A-minus, indicating that the State’s “… severe fiscal imbalance and impending recurrence of a cash deficiency …” were factors in reaching its decision. It is not possible to determine whether or the extent to which Moody’s, S&P, or Fitch will change its respective rating on California general obligation bonds in the future.

California Finances.

General Fund. The moneys of the State are segregated into the General Fund and over 1,000 other funds, including special, bond, and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the California Legislature and approved by the Governor (including the annual Budget Act, as defined herein), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

Special Fund for Economic Uncertainties. The State maintains a Special Fund for Economic Uncertainties (“SFEU”), which is funded with General Fund revenues and which was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (California Government Code Section 16418) also contains a continuous appropriation authorizing the State Controller to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year. However, if, at the end of any fiscal year in which it has been determined that there are revenues in excess of the amount that may be appropriated, as defined in subdivision (a) of Section 2 of Article XIII B of the California Constitution, this transfer shall be reduced by the amount of the excess revenues. The estimates of the transfer shall be made jointly by the State’s Legislative Analyst’s Office (the “LAO”) and the Department of Finance. For budgeting and accounting purposes, any appropriation made from the SFEU, other than appropriations contained in California Government Code Section 16418, is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

Budget Stabilization Account. The Balanced Budget Amendment (“Proposition 58”), approved in March 2004, created the Budget Stabilization Account (the “BSA”) as a second budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced as described below. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire Economic Recovery Bonds (“ERBs”) of the State issued pursuant to the California Economic Recovery Bond Act (“Proposition 57”), until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has now been applied to the retirement of ERBs. See “State Indebtedness – Economic Recovery Bonds” below.

The 2007, 2008, and 2009 Budget Acts give the Director of Finance the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA, pursuant to the authority, they will not be replenished by a future fiscal year’s annual transfer unless the California Legislature, by statute, directs additional funds to be transferred from the General Fund into the BSA. Separate from the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans to the General Fund, which must be repaid when the General Fund has available cash, as described under “Inter-Fund Borrowings” below.

In light of the condition of the General Fund, the Governor issued an Executive Order on May 28, 2008, suspending the fiscal year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the Governor’s proposed budget for fiscal year 2008-09, released on January 10, 2008 (the “2008-09 Governor’s Budget”). Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the fiscal year 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to the BSA. The 2010-11 May Revision retained the January 10 proposal to suspend the fiscal year 2010-11 transfer estimated at approximately $2.7 billion from the General Fund to the BSA. There are currently no moneys in the BSA.

Inter-Fund Borrowing. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (“PMIB”) (comprised of the Director of Finance, the State Treasurer, and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in Special Funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary/Legal Basis Annual Report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account (“PMIA”). This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund.

The amount of loans from the SFEU, the BSA, and other internal sources to the General Fund as of the end of any month is displayed in the most recent State Controller’s Statement of General Fund Cash Receipts and Disbursements, on the first page under “Borrowable Resources – Outstanding Loans.” Copies of the State

Controller’s monthly Statement of General Fund Cash Receipts and Disbursements are available at the State Controller’s website. Neither the State Controller’s website, nor any of the information contained therein, is incorporated herein by this reference and no representation is made as to the accuracy of the information contained therein.

Any determination of whether a proposed borrowing from one of the Special Funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The State Attorney General has identified certain criteria relevant to such a determination. For instance, amounts in the Special Funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the Special Funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may re-borrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State’s cash flow.

In connection with the adoption of the 2008 Budget Act, statutory changes sponsored by the Administration were enacted to clarify 18 existing State funds as borrowable resources for General Fund cash flow purposes. These funds increased the total amount of borrowable resources by approximately $3.5 billion as of September 2008. An additional $500 million of additional borrowable resources were previously made available in August 2008 as a result of administrative actions taken by the State Controller.

The February 2009 Budget Act also included clarification of an additional 19 funds as borrowable resources for General Fund cash flow purposes. These funds provide approximately $2 billion of additional borrowable cash to the General Fund.

In addition to temporary inter-fund cash flow borrowings described in this section, budgets enacted in the current and past fiscal years have included other budgetary transfers and long-term loans from special funds to the General Fund. In some cases, such budgetary loans and transfers have the effect of reducing internal borrowable resources.

The California Budget.

The Budget Process. California’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The California Constitution specifies that an annual budget shall be proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is normally the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a two-thirds majority vote of each House of the California Legislature. As required by the Balanced Budget

Amendment (“Proposition 58”), beginning with fiscal year 2004-05, the California Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the California Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the California Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the California Legislature. An initiative Constitutional amendment will be included on the November 2, 2010, election ballot that would reduce the required vote to adopt a budget bill to majority from two-thirds.

Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the California Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges (“K-14 education”) require only a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process. Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the General Fund or special fund revenues, or otherwise limited the California Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each House of the California Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Recent Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental heath services; Proposition 1A, approved in 2004, which limits the California Legislature’s power over local revenue sources; and Proposition 1A, approved in 2006, which limits the California Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

The 2009-10 Budget. The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the California Legislature to enact corrective actions.

Because of strong disagreement in the California Legislature as to the amount of corrective actions that would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act. The Initial 2009 Budget Act was adopted by the California Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which was assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase 9.3%, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, a 2.0% decrease. The June 30, 2010, total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009, reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflected vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the May Revision of the Initial 2009 Budget Act (as subsequently updated, “2009-10 May Revision”). Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act. On July 24, 2009, the California Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision. Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2008. See “New Revenues” below. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5% decrease. The June 30, 2010, total reserve was projected to be $500 million as compared to the revised June 30, 2009, reserve of negative $4.5 billion. Subsequent events after adoption of the Amended 2009 Budget Act exceeded the reserve such that the Administration, as of May 2010, projected that fiscal year 2009-10 would end with a negative balance of $6.8 billion at June 30, 2010. The discussion below describes some of the elements of the Amended 2009 Budget Act that could not be implemented as originally expected.

The Amended 2009 Budget Act contained the following major General Fund components:

1. Addressing the Deficit. The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State’s major revenue sources (personal income taxes, corporation taxes, and sales and use taxes). Spending cuts were implemented in virtually every State program that receives General Fund support. The budget solutions included spending reductions of $31.0 billion (52% of total solutions). The spending reductions consisted primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also included an estimated receipt of $8.0 billion (13% of total solutions) of federal stimulus funds to be used to offset General Fund expenditures. Additional solutions included $12.5 billion of tax increases (21% of total solutions), and $8.4 billion of other solutions (14% of total solutions). Significant elements of the budget solutions include:

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Proposition 1A of 2004 Borrowing from Local Governments. The Amended 2009 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A, approved in the November 2004 election (“Proposition 1A of 2004”) to borrow from local agencies up to 8% of their fiscal year 2008-09 property tax revenues. The State utilized this authority and the borrowing generated $1.998 billion that was used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs. The borrowed sums must be repaid by the State, with interest, by June 15, 2013.

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Redevelopment Agency Borrowing. The Amended 2009 Budget Act also contained a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. Under the Amended 2009 Budget Act, these revenues are ultimately shifted to schools that serve the redevelopment areas. An association of redevelopment agencies, and a group of counties, have filed separate suits to block this transfer that, if successful, could adversely affect the State’s financial condition. However, substantially all of the required transfers have been made. In May 2010, a trial court ruled in favor of the State in this challenge; the decision has been appealed. Subsequent to enactment of the Amended 2009 Budget Act, the California Legislature also passed clean-up legislation authorizing redevelopment agencies to borrow from prior-year balances in the low and moderate income housing funds to make the fiscal years 2009-10 and 2010-11 payments.

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Payroll Shift. One-time savings of $1.618 billion ($937.6 million General Fund) from shifting the payments for employee payroll covering the pay period ending June 30, 2010, to July for all entities that are paid through the Uniform State Payroll System. This shift will be repeated on an annual basis. This payment shift excludes the University of California, Community Colleges, staff of the California Legislature, the California Exposition and State Fair, and local trial courts.

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State Compensation Insurance Fund Sale. One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”). Because of pending litigation, the State no longer expects the sale of SCIF assets to occur in fiscal years 2009-10 or 2010-11.

2. Federal Stimulus. The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the American Recovery and Reinvestment Act of 2009 (“ARRA”) to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. Final estimates put this amount at approximately $8.7 billion. As of May 19, 2010, approximately $7.8 billion has been received by the State, and the remainder is expected by the end of June 2010.

3. Cash Flow Management. The deterioration of revenues resulted in a cash shortage in fiscal years 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State’s obligations, the Amended 2009 Budget Act included a number of cash solutions to better balance timing of receipts and disbursements. Further cash management solutions were adopted by the California Legislature as part of a special session in early 2010. The State expects to be able to meet its payment obligations in the final months of fiscal year 2009-10 through administrative actions.

4. Proposition 98. As of the Amended 2009 Budget Act, the minimum funding guarantee under Proposition 98 for K-14 education (the “Proposition 98 Guarantee”) for fiscal year 2009-10 was projected to be $50.4 billion, of which $35.0 billion was the General Fund portion. As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $49.9 billion, of which $34.7 billion was the General Fund portion.

5. K-12 Education. The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for fiscal year 2009-10, of which $35.0 billion was funded from the General Fund. As of the Amended 2009 Budget

Act, total per-pupil expenditures were projected to be $11,259 in fiscal year 2009-10. Revised estimates in the 2010-11 May Revision reflected $65.9 billion for K-12 education programs for fiscal 2009-10, of which $35.9 billion was funded from the General Fund. Revised estimates in the 2010-11 May Revision reflected that total per-pupil expenditures were projected to be $11,121 in fiscal year 2009-10.

6. Higher Education. The Amended 2009 Budget Act reflected total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources, for all major segments of higher education (excluding infrastructure and stem cell research), including approximately $2 billion from local property taxes that are included in the Proposition 98 Guarantee and expended on California Community Colleges. The 2010-11 May Revision included total funding of $20.5 billion for fiscal year 2009-10, including $12.6 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research).

7. Health and Human Services. The Amended 2009 Budget Act included $24.8 billion in non-Proposition 98 General Fund expenditures for health and human service programs for fiscal year 2009-10. Due to the State’s severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in health and human services programs in fiscal year 2009-10. Apart from the reduction in General Fund funding for these programs, the Amended 2009 Budget Act reflected significant General Fund relief for Health and Human Services programs resulting from the ARRA. As of the 2010-11 May Revision, non-Proposition 98 General Fund expenditures for health and human service programs for fiscal year 2009-10 were projected to be $24.9 billion.

8. Transportation Funding. The Amended 2009 Budget Act included $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in fiscal year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act. On September 30, 2009, the State Supreme Court denied review of an adverse Court of Appeal decision in Shaw v. Chiang, which invalidated the use of these funds as appropriated. Consequently, these fuels sales taxes were retained in the public transportation account for appropriation. These funds are “borrowable” for short-term General Fund cash needs. Chapters 11 and 12, Statutes of 2010, were passed in the special session providing General Fund relief by eliminating the State sales tax on gas and increasing the State gas excise tax by a like amount. This effectively eliminates funding subject to the provisions of Proposition 42 and significantly reduces the funding going into the public transportation account, eliminating the so-called spillover allocation. Fuel excise tax revenues will be used to offset highway bond debt service thus providing increasing General Fund relief beginning in fiscal year 2009-10 and growing in future years. (Approximately $603 million of relief is projected for fiscal year 2010-11.) Remaining public transportation account funds and new diesel sales tax revenues are used to offset transit bond debt service allowable under the court ruling in fiscal years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of public transportation account for debt service offset. Additionally, $650 million of excise tax proceeds available from this legislation in fiscal year 2010-11 is proposed to be lent to the General Fund. This funding is available without diminishing previously anticipated transportation program levels and will be repaid in three years.

The special session transportation legislation provides for ongoing highway and local road funding similar in distribution to the former provisions that governed Proposition 42 funds (sales tax on gasoline). Increased funding is provided for the State Highway Operations and Protection Program (highway safety and rehabilitation projects, primarily) as well as local streets and roads and the State Transportation Improvement Program (capacity projects, primarily). The legislation provides approximately $350 million in ongoing annual transit operations grants with a one-time appropriation of $400 million for fiscal years 2009-10 and 2010-11. Two initiatives have been submitted for the November 2010 ballot that, if either is approved, limit the ability of the State to implement the transportation legislation.

9. Budget Stabilization Account. Pursuant to Proposition 58, the State normally would be required to set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, in accordance with Proposition 58, the Amended 2009 Budget Act suspended the transfer to the BSA for fiscal year 2009-10.

10. Prison Funding. The Amended 2009 Budget Act included $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation (“CDCR”). In arriving at this figure, a total of $1.2 billion of savings for CDCR operations was assumed. Due to the delay in passage of legislation, and the failure of the California Legislature to adopt certain prison and parole reforms requested by the Governor, actual savings were approximately $587 million, with the result that CDCR costs were approximately $613 million higher than assumed in the Amended 2009 Budget Act, not including any changes as of the 2010-11 May Revision. As of the 2010-11 May Revision, CDCR costs in fiscal year 2009-10, excluding debt service and savings from employee compensation, were projected to exceed the level included in the Amended 2009 Budget Act by $906.6 million.

Fiscal Year 2009-10 Revised Estimates in the 2010-11 May Revision. The 2010-11 May Revision revised various revenue and expenditures estimates for fiscal year 2009-10. The 2010-11 May Revision projected, based on the various assumptions and proposals it contains, that the State would end fiscal year 2009-10 with a negative reserve of $6.8 billion, compared to the estimate of a negative $5.4 billion reserve at the time of the 2010-11 Governor’s Budget.

The 2010-11 May Revision reflected a net increase of $493.1 million in the General Fund beginning balance at the start of fiscal year 2009-10, since the 2010-11 Governor’s Budget. This change in the starting balance is primarily due to the following components:

•	$317.4 million increase in fiscal year 2009-10 Corporate Income Tax accruals;

•	$184.1 million increase in fiscal year 2008-09 Proposition 98 savings.

As of the 2010-11 May Revision, General Fund revenues and transfers for fiscal year 2009-10 were projected at a revised $86.5 billion, a decrease of $1.563 billion compared with the 2010-11 Governor’s Budget estimates. This change is primarily made up of the following components:

•	$2.619 billion decrease in personal income tax;

•	$816 million increase in sales and use tax;

•	$240 million increase in other revenues and transfers.

Under the 2010-11 May Revision, General Fund expenditures for fiscal year 2009-10 were projected at $86.5 million, an increase of $373 million compared with the 2010-11 Governor’s Budget estimates. This increase in expenditures is primarily attributable to an increase in Proposition 98 expenditures of $1.2 billion, and a decrease in non-Proposition 98 expenditures of $803.3 million. The increase in Proposition 98 expenditures is primarily due to a decrease in Proposition 1A and redevelopment agency offset.

The non-Proposition 98 expenditure decrease is due primarily to the combined effects of an $814 million increase in health and human services expenditures, a decrease of $367.9 million in borrowing costs, increased federal funds offsets of $430.5 million, and an increase in Proposition 1A and redevelopment agency offsets of $890.2 million (previously budgeted as offset to Proposition 98 expenditures).

Budget Risks. The Amended 2009 Budget Act was based on a variety of assumptions. As described above, actual circumstances or conditions in fiscal year 2009-10 have differed from such assumptions in material respects, and the State’s financial condition may continue to be adversely impacted.

As of June 13, 2010, budget risks still remaining for the 2009-10 fiscal year included, but were not limited to, the following:

•	Actual revenues through the end of fiscal year 2009-10 may be below projected amounts.

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Delays in or inability of the State to implement budget solutions, or increased costs, as a result of litigation. The following cases dealing with elements of the Amended 2009 Budget Act are still pending:

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There are almost three dozen separate cases dealing with the Governor’s furlough of State employees ($1.3 billion potential General Fund impact). The State Supreme Court has granted review of several cases, and several others are pending before the Court of Appeal. (In March 2010, the California Legislature passed legislation exempting from furlough State workers paid from sources other than the General Fund. The Governor vetoed this bill.); and

•	Potential court orders for the State to expend moneys for prison healthcare improvements, in excess of the amounts included in the Amended 2009 Budget Act.

Although appeals are continuing, the Governor has prevailed at lower court levels on several cases challenging aspects of the Amended 2009 Budget Act, including his vetoes of appropriations in July 2009 and the transfer of redevelopment agency moneys.

New Revenues. The Amended 2009 Budget Act included several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it did include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

As part of the Initial 2009 Budget Act passed in February 2009, the following tax and fee increases were adopted:

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Temporary Sales Tax Increase. Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 cent, from 5% to 6% . This tax increase will be in effect through June 30, 2011. As of the 2010-11 May Revision, this tax law change was expected to generate additional sales tax revenues of $4.299 billion in fiscal year 2009-10 and $4.223 billion in fiscal year 2010-11 for the General Fund.

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Vehicle License Fees. Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65% to 1.15% with 0.35% going to the General Fund and 0.15% going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase will remain in effect through June 30, 2011. As of the 2010-11 May Revision, this law change was expected to generate additional revenues of approximately $1.386 billion in fiscal year 2009-10 and $1.472 billion in fiscal year 2010-11.

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Personal Income Tax Surcharge. The Initial 2009 Budget Act provided for a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010. As of the 2010-11 May Revision, this change is expected to generate approximately $2.707 billion of additional General Fund revenues in fiscal year 2009-10 and $1.073 billion in fiscal year 2010-11.

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Dependent Exemption Credit Reduction. The Initial 2009 Budget Act included a temporary reduction in the personal income tax-exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). As of the 2010-11 May Revision, this change was expected to generate approximately $1.429 billion of additional General Fund revenues in fiscal year 2009-10 and $700 million in fiscal year 2010-11.

The Amended 2009 Budget Act, passed in July 2009, included tax law changes affecting the General Fund as described below:

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Non-Retailer Registration for Use Tax. Under current law in 2009, non-retailers – those who do not sell tangible personal property – were not required to register with the State Board of Equalization (“BOE”). This law change requires non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change was expected to increase General Fund sales and use tax revenue by $26 million in fiscal year 2009-10 and $123 million in fiscal year 2010-11, with increasing amounts thereafter.

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Accelerate Estimated Tax Payments. Under current law in 2009, individuals and corporations were required to pay 30% each with the first two estimated payments, and 20% each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30% payable on April 15, the second quarter will increase to 40% payable on June 15, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20% to 30% payable on December 15 for corporations and January 15 for individuals. As of the 2010-11 May Revision, this law change was expected to accelerate $1.295 billion into fiscal year 2009-10 ($672 million in personal income tax receipts and $623 million in corporate tax receipts) and $98 million in fiscal year 2010-11 ($60 million in personal income tax receipts and $38 million in corporate tax receipts).

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Accelerate Wage Withholding. This tax law change increased current wage withholding rates by 10% and, as of the 2010-11 May Revision, was expected to accelerate $1.6 billion of personal income tax receipts into fiscal year 2009-10.

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Require Backup Withholding. Under current federal law, gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change conformed State law to federal law by requiring a withholding rate of 7% for State purposes whenever it is required for federal purposes. As of the 2010-11 May Revision, this law change was expected to increase personal income tax revenues by $32 million in fiscal year 2009-10 followed by an additional $31 million in fiscal year 2010-11.

State Office Building Sales Program. Pursuant to legislation enacted in 2009, the State Department of General Services (“DGS”) has solicited proposals for the disposition of 11 State office properties, through a sale, lease, or a sale with an option to lease back. A large number of bids were received in April 2010 and the DGS is still conducting due diligence on the bids received. Once a preferred buyer has been identified, DGS will notify the California Legislature. Under current law, the California Legislature has 30 days to review the sales agreement, but a bill adopted unanimously by the Assembly on June 3, 2010 (AB 2605) would require affirmative California Legislative approval for the building sale to proceed. This bill is pending in the Senate. At this time, the amount of potential revenue from the proposed sale is unknown. The 2010-11 May Revision assumed approximately $600 million of one-time net revenues to the General Fund over the next three years from the sale. (Approximately $1.1 billion of other sale proceeds would have to retire existing debt used to construct some of the buildings.)

State Indebtedness.

The California Treasurer (the “Treasurer”) is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations, and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the ERBs, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance State budget deficits (except as already authorized by ERBs, as described below).

As of May 1, 2010, the State had outstanding $78,439,139,000 aggregate principal amount of long-term general obligation bonds, of which $68,917,429,000 were payable primarily from the General Fund, and $9,521,710,000 were “self-liquidating” bonds payable first from other special revenue funds. As of May 1, 2010, there were unused voter authorizations for the future issuance of $42,909,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes (see “General Obligation Commercial Paper Program” below). Of this unissued amount, $1,331,210,000 is for general obligation bonds payable first from other revenue sources.

Legislation enacted November 4, 2009, authorizes submission to the voters at the statewide election on November 2, 2010, of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on the November 2, 2010, election ballot.

Variable Rate General Obligation Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2010, the State had outstanding $5,294,440,000 principal amount of variable rate general obligation bonds (which includes a portion of the ERBs described below), representing approximately 6.7% of the State’s total outstanding general obligation bonds as of that date. Under State law, except for the ERBs, the State must pay the principal of any general obligation bonds that are subject to optional or mandatory tender, and that are not remarketed or, if applicable, purchased by financial institutions that provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Prior to late 2008, commercial paper notes were used primarily to repay internal loans from the PMIA, as a step toward issuance of long-term bonds. However, the internal loan program is no longer being used for general obligation bond programs and all such loans have been repaid from sale of long-term general obligation bonds. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of May 7, 2010, $1,292,170,000 aggregate principal amount of general obligation commercial paper notes were outstanding, most of which relates back to retirement of PMIA loan expenditures in 2008. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds.”

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

During 2009, the State took a number of actions regarding its bank credit arrangements, including extending existing letter of credit facilities and converting standby purchase agreements to letters of credit for some of its floating rate ERBs and for its commercial paper program. The makeup of some of the State’s credit facilities was also revised with the deletion or substitution of banks. The State faces the need to renew approximately $1.37 billion of letters of credit for several series of variable rate general obligation bonds in November and December 2010.

Lease Revenue Obligations. In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency, or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses, or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Statement of Additional Information, the terms “lease revenue obligation,” “lease revenue financing,” “lease-purchase obligation” or “lease-purchase” means, principally, bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. The State had $10,071,627,519 in lease revenue obligations outstanding as of May 1, 2010. The State Public Works Board, which is authorized to sell lease revenue bonds, had $9,834,701,000 authorized and unissued as of May 1, 2010.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of December 31, 2009.

Build America Bonds. In February 2009, the United States Congress enacted certain new municipal bond provisions as part of the ARRA. One provision allows municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease revenue bonds are deposited into a fund that is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the IRS as a refund of a tax credit and such refund may be offset by the U.S. Department of the Treasury by any liability of the State payable to the federal government, including in respect of any internal revenue tax (including any interest and penalties), past due child support, past due and legally enforceable debt due federal agencies, unemployment compensation debts, and past due legally enforceable State income tax debts.

Starting in April 2009 and through April 30, 2010, the State has issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2010-11 through the maturity of these bonds (mostly 20 to 30 years) is approximately $7.46 billion for the general obligation BABs and $338 million for the lease revenue BABs. The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate for future issuances. In late May 2010 the U.S. House of Representatives passed a bill (H.R. 4213) that extends the BABs program for two years at successively lower subsidy rates, but higher than those proposed by the Obama Administration; this proposal has not yet been acted on by the Senate.

Future Issuance Plans; General Fund Debt Ratio. Between November 2006 and August 2009, voters and the California Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds. This new authorization substantially increased the current amount of such General Fund-supported debt outstanding to more than $79 billion, while still leaving authorized and unissued approximately $51 billion of such bonds as of May 1, 2010. In order to address the expenditure needs for these new authorizations, along with those that existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State’s budget condition caused significant disruptions in the State’s bond issuance program during fiscal year 2008-09. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, the State it issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding ERBs). A few weeks later, the State took advantage of the new federal rules to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. A significant part of the over $13 billion of bonds issued in the spring of 2009 was used to retire internal borrowings used to fund construction projects, which had built up because of the long hiatus in bond issuance. An additional $6.546 billion of tax-exempt and taxable general obligation bonds ($2.66 billion BABs) were issued in the fall of 2009, together with $1.549 billion of lease revenue bonds ($250 million BABs).

The combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009. Through May 31, 2010, the State has issued $5.9 billion of general obligation bonds and $721 million of lease revenue bonds in calendar year 2010. The 2010-11 May Revision projected issuance of approximately $15.8 billion of general obligation and lease revenue bonds in that fiscal year. These are preliminary estimates, and the actual amount of bonds sold in fiscal year 2010-11 will depend on many factors, including more detailed review of program needs, budget priorities, and market conditions.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations that may occur, the State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue, and Proposition 1A bonds, based on current voter and legislative authorizations, is estimated to peak at approximately $111.3 billion by fiscal year 2014-15, compared to the current outstanding amount of approximately $80.8 billion. The annual debt service costs on this amount of debt is estimated by the State Treasurer to increase to approximately $9.93 billion in fiscal year 2012-13 compared to approximately $6.09 billion budgeted in fiscal year 2009-10. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal payable on the $1.90 billion of bonds issued in connection with Proposition 1A. After fiscal year 2012-13, projected peak debt service is $9.97 billion in fiscal year 2017-18. (These estimates do not include ERBs, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

In light of the substantial drop in General Fund revenues since fiscal year 2007-08, and the projections of substantial new bond sales in the future, the ratio of debt service on general obligation, lease revenue, and the Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”) can be expected to increase significantly in future years. Based on the revised estimates contained in the 2010-11 May Revision, in fiscal year 2009-10, the General Fund Debt Ratio was estimated to equal approximately 7.03%. Based on the assumed debt issuance referred to in the preceding paragraph, and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision, through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 10.58% in fiscal year 2012-13, the year in which the Proposition 1A bonds mature. In the fiscal year following the maturity of the Proposition 1A bonds, fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to decline to 9.34%. The State’s General Fund Debt Ratio after fiscal year 2013-14 will depend on the State’s future General Fund revenues, which will in turn depend on a variety of factors including but not limited to economic, population, and inflation growth. Based on the State’s current debt issuance projections and an assumed combined average annual General Fund revenue growth rate of between 2% to 5%, the State’s General Fund Debt Ratio in fiscal year 2019-20 is projected to range from 7.26% to 8.67%. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease revenue BABs, and an assumed interest rate of 6.25% and 6.75% for future issuances of general obligation and lease revenue bonds, respectively. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the California Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds. Proposition 57 was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for refunding bonds that may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level that did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of January 2010, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2009-10, including $1.495 billion that was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). The State reported that approximately $122 million of surplus tax revenues will be used to retire ERBs on June 24, 2010.

The Governor suspended each of the fiscal years 2008-09, 2009-10, and 2010-11 BSA transfers due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds. In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers is paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA require reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The California Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced approximately $4.75 billion in proceeds, which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up State guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Refunding Bonds”). The back-up State guaranty now applies to the $3.14 billion of 2005 Refunding Bonds.

The MSA provides for a potential reduction to the PMs’ payments under specified conditions relating to the loss of market share to non-participating manufacturers (“NPMs”). This potential reduction is called an “NPM adjustment.” The State disputes the PMs’ right to an NPM adjustment for any year. The MSA also allows the

PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs’ assertion of their right to receive an NPM adjustment as is reflected in the table below. Nevertheless, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.

Year of Scheduled Payment	Approximate NPM Adjustment Withheld
2006	$50.9 million
2007	44.0 million
2008	33.9 million	*
2009	32.8 million
2010	35.3 million

*	In February 2009, these funds were released and remitted to the State as part of the NPM arbitration negotiations.

Source: State of California, Department of Finance.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the State covenanted to request the California Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Obligations In Connection with Proposition 1A of 2004. The Amended 2009 Budget Act provided for State borrowing, pursuant to Proposition 1A, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A, the State is required to repay such revenues no later than June 2013. Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the State repayment to a joint powers authority (JPA) and for the JPA to issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds that are secured by the State’s obligation to make these payments to approximately 1,300 local governments, representing approximately 95% of the State’s total borrowing from local governments. The 2010-11 Governor’s Budget includes $90.8 million General Fund for the interest payments that will be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds will be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of 2% per annum.

Cash Flow Borrowing. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The following table shows the amount of RANs issued in the past five fiscal years and through June 13, 2010, in fiscal year 2009-10:

State of California Revenue Anticipation Notes Issued

Fiscal Years 2004-05 to 2009-10

(Dollars in Billions)

Fiscal Year	Type	Principal Amount	Date of Issue	Maturity Date
2004-05	Notes Series A - D	$6.0	October 6, 2004	June 30, 2005
2005-06	Notes	3.0	November 10, 2005	June 30, 2006
2006-07	Notes	1.5	October 3, 2006	June 29, 2007
2007-08	Notes	7.0	November 1, 2007	June 30, 2008
2008-09	Notes Series A-1	1.2	October 23, 2008	May 20, 2009
	Notes Series A-2	3.8	October 23, 2008	June 22, 2009
	Notes Series B-1	0.5	March 23, 2009	June 23, 2009
2009-10	Interim Notes	1.5	August 27, 2009	October 5, 2009*
	Notes Series A-1	2.825	September 29, 2009	May 25, 2010
	Note Series A-2	5.975	September 29, 2009	June 23, 2010

*	Repaid on September 29, 2009 with a portion of the 2009-10 Notes Series A.

Source: State of California, Office of the State Treasurer.

Indirect, Nonpublic, or Contingent Obligations.

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Flood Litigation Judgment. In 2005, the State settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the California Legislature. The California Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

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Unemployment Insurance Fund Borrowing. Commencing in January 2011, the State will be required to pay interest payments on loans made by the federal government to the State Unemployment Insurance (UI) Fund.

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Special Fund Borrowings. As has been described in connection with various budget acts and current budget proposals, the General Fund has or may incur legal obligations to repay various Special Funds, or to repay schools or other local governments, for borrowings that have been treated as providing revenue to the General Fund. These loans may, in some cases, be further extended by the California Legislature. Such loans are not treated as “debt” for any legal or constitutional purposes.

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Office of Statewide Health Planning and Development Guarantees. Pursuant to a law created in 1969, the Office of Statewide Health Planning and Development (“OSHPD”) insures loans and bond issues for construction and renovation projects for nonprofit and publicly-owned healthcare facilities. The program (commonly called “Cal-Mortgage Loan Insurance”) is currently authorized in statute to insure up to $3 billion for health facility projects. State law established the Health Facility Construction Loan Insurance Fund (“Fund”) as a trust fund that is continuously appropriated and may only be used for program purposes. The Fund is used as a depository of fees and insurance premiums and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on a parity with State general obligation bonds. All claims on insured loans to date have been paid from the Fund. For the fiscal year ending June 30, 2009, OSHPD insured approximately 134 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.7 billion. As of that date, the cash balance of the Fund was approximately $192.6 million. The OSHPD reported to the California Legislature that, as of June 30, 2009, the Fund balance was $95.0 million (unaudited). The Fund balance is determined by taking the cash balance, adding the value of assets (obligations due to the OSHPD for defaulted projects) and subtracting the liabilities (obligations of the OSHPD for defaulted projects). The OSHPD engaged Oliver Wyman to perform the 2008 actuarial study of the Fund, which concluded, among other things, that it appeared to be sufficient, assuming “normal and expected” conditions, to maintain a positive balance over 30 years. Even assuming abnormal and unexpected events, the study found that the Fund’s reserves would protect against General Fund losses for 14 years. More information on the program can be obtained from OSHPD’s website.

Sources of Tax Revenues.

In fiscal year 2008-09, approximately 90% of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes. The following are brief summaries of the major sources of tax revenues in the State. The sections below captioned “Sales and Use Tax” and “Corporation Tax” include descriptions of pending lawsuits relating to various taxes.

Personal Income Tax. The California personal income tax, which accounted for 52.4% of General Fund revenues and transfers in fiscal year 2008-09, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3%. For tax years 2009 and 2010, the rates will range from 1.25% to 9.55%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1% of taxpayers paid 43% of the total personal income tax in tax year 2008.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate (9.55% for tax years 2009 and 2010). The surcharge became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8% of General Fund revenues and transfers in fiscal year 2000-01. The 2010-11 May Revision projected that capital gains would account for 3.6% of General Fund revenues and transfers in fiscal year 2009-10 and 5.8% in fiscal year 2010-11.

Sales and Use Tax. The sales and use tax (referred to herein as the “sales tax”), which accounted for 28.7% of General Fund revenues and transfers in fiscal year 2008-09, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of May 1, 2010, the breakdown of the base State and local sales tax rate of 8.25% was as follows:

•	6% imposed as a State General Fund tax (this tax rate is scheduled to return to 5% on July 1, 2011);

•	0.5% dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5% dedicated to local governments for public safety services (Local Public Safety Fund);

•	1% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for city and county general-purpose use; and

•	0.25% deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25% of the base State and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25% special sales tax) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25%.

Proposition 1A, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the California Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. A proposed initiative constitutional amendment would restrict the ability of the State to use or borrow money from local governments, and moneys dedicated to transportation financing. See “Recent Developments” above.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the BOE use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a judgment or settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million. Identification and notification of consumers affected by the decision and thus due a refund is unresolved, and determination of the total refund amount depends upon such identification and notification. The 2010-11 May Revision projected that the refunds will not occur prior to fiscal year 2011-12.

Corporation Tax. The corporation tax accounted for 11.5% of General Fund revenues and transfers in fiscal year 2008-09. Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5% of profits.

6. Fees paid by limited liability companies (“LLCs”), which account for 2.8% of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending. In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”), plaintiffs challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax appealed. A decision may be issued during fiscal year 2010-11. An adverse ruling would resulting a potential loss or revenue in fiscal year 2010-11 of between $500 million and $800 million, and an ongoing loss of approximately $500 million thereafter.

As part of the 2009 Budget Act, the California Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which were to become effective in 2011 or later. An initiative statute will be included on the November 2010 ballot that would repeal all of these new tax benefits. It is estimated that such a repeal, if approved by the voters, would increase General Fund revenues by approximately $1.7 billion annually starting in fiscal year 2011-12.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 157, Statutes of 2009 extends the 2.35% gross premiums tax to the Medi-Cal managed care plans in 2009 and 2010.

The BOE ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the California Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact was $15 million in fiscal year 2008-09 and is estimated to be $11 million in fiscal year 2009-10, $230 million in fiscal year 2010-11, and $149 million in fiscal year 2011-12.

Vehicle License Fee. The Amended 2009 Budget Act temporarily increased the vehicle license fee from 0.65% to 1.15%, effective May 19, 2009, through June 30, 2011. Of this 0.5% increase, 0.35% goes to the General Fund, with the remaining 0.15% going to local law enforcement. An initiative has been qualified for the November 2010 ballot that would increase the annual vehicle license fee by $18 and dedicate the revenue to support of State parks and wildlife conservation. This measure, if approved by the voters, would generate an estimated $500 million per year for parks and wildlife conservation programs, which would save an equivalent amount of General Fund expenditures.

Estate Tax; Other Taxes. The State estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25% in calendar year 2002, 50% in calendar year 2003, and 75% in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax is scheduled to be reinstated along with the State’s estate tax. Federal estate tax law may be changed to modify or eliminate the State pick-up tax.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees, and Trailer Coach License Fees.

Special Fund Revenues. The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 39% of all special fund revenues in fiscal year 2010-11. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees, and vehicle license fees. In fiscal year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles. Approximately $2.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the State’s General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five fiscal years and fiscal year 2010-11.

Recent Tax Receipts

	State Taxes per Capita(a)		Taxes per $100 of Personal Income
Fiscal Year	General Fund	Total	General Fund	Total
2005-06	2,451.75	2,867.55	6.52	7.63
2006-07	2,501.35	2,934.28	6.23	7.31
2007-08	2,530.79	2,967.26	6.06	7.11
2008-09	2,084.46	2,494.59	4.95	5.92
2009-10	2,189.84	2,571.00	5.40	6.34
2010-11 (budget)	2,265.68	2,701.14	5.46	6.51

*	Data reflects population figures based on the 2000 Census – estimated.

Source: State of California, Department of Finance.

State Appropriations Limit.

The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds, and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (K-14) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The California Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for fiscal years 2006-07 through 2010-11.

State Appropriations Limit

(Dollars in Millions)

	2006-07	2007-08	2008-09	2009-10		2010-11
State Appropriations Limit	$72,307	$76,093	$79,858	$80,984		$79,118
Appropriations Subject to Limit	(58,663)	(59,201)	(48,233)	(57,849	)*	(58,424	)*

Amount (Over)/Under Limit	$13,641	$16,892	$31,625	$23,135	*	$20,694	*

*	Estimated/projected.

Source: State of California, Department of Finance.

Litigation.

The State is continually a party to numerous legal proceedings, many of which could have an adverse impact on the State’s financial condition. Pending litigation currently includes, but is not limited to, cases involving issues related to the budget, taxes, environmental matters, health care, tribal gaming, transportation, education, and the State’s prison system, all of which, if decided adversely to California, could result in significant General Fund expenditures or otherwise impact the ability of the State to raise revenues.

Local Governments.

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the California Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the California Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation, and the enactment of Proposition 1A in 2004 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010-11 Governor’s Budget.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65% to 1.15% effective May 19, 2009. Of this 0.50% increase, 0.35% flows to the General Fund, and 0.15% supports various law enforcement programs previously funded by the General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A. Proposition 1A amended the State Constitution to, among other things, reduce the California Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to approximately 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers authority. This joint powers authority sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the joint powers authority) no later than June 30, 2013. The 2010-11 Governor’s Budget includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the General Fund.

The Amended 2009 Budget Act also contained a shift of $1.7 billion in redevelopment agency funds from current revenue and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. These revenues are shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax that is shifted to the Supplemental Education Revenue Augmentation Funds in each county that are established by Proposition 1A and used for the same purposes. The enabling legislation allows redevelopment agencies to borrow from parent agencies, and from any available reserves in their low and moderate income housing funds.

The California Redevelopment Association (“CRA”), whose membership includes a large number of redevelopment agencies, has filed a lawsuit challenging the $1.7 billion shift described above. The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The CRA had also challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year. The State withdrew its appeal of the decision and subsequently enacted legislation that addresses the concerns noted by the trial court. However, the subsequently enacted legislation is being challenged in the current CRA lawsuit. A group of counties has filed a separate lawsuit challenging the shift. The Sacramento County Superior Court issued a ruling on May 4, 2010, upholding the State’s ability to shift $1.7 billion and $350 million from redevelopment agencies in fiscal years 2009-10 and 2010-11, respectively. The CRA has appealed the ruling.

Economic, Political, Social and Environmental Conditions.

Changes in economic, political, social or environmental conditions on a local, State, federal and/or international level may adversely affect California’s financial condition, as well as investment risk generally. Such conditional changes may include (but are not limited to) fluctuations in business production, consumer prices or financial markets, unemployment rates, technological advancements, shortages or surpluses in natural resources or energy supplies, changes in law, social unrest, fluctuations in the crime rate, political conflict, acts of war or terrorism, environmental damage and natural disasters.

Georgia

Located in the southeastern region of the United States, the State of Georgia (“Georgia” and the “State”) has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country’s ninth most populated state. Between 2000 and 2009, Georgia grew by an estimated 1,642,758 people, a growth rate of 20.1 percent, fourth fastest in the nation, and fastest east of the Mississippi River (2009 Census estimate: 9,829,211). From 2000 to 2009, 17 of Georgia’s counties ranked among the nation’s 100 fastest-growing, second most in the nation, including two counties (both located in metro Atlanta) which ranked among the top ten.

This population increase is expected to continue for the foreseeable future at approximately the same accelerated rate. In its March 2010 report, the Governor’s Office of Planning and Budget estimated that Georgia’s population will increase by an additional 4.6 million people over the next 20 years, with over 60% of this growth attributable to people moving into the state. While the fastest-paced growth is expected in the northern and coastal areas of the state, it is expected that the Atlanta MSA will remain the most densely populated area, with approximately 43% of all Georgians living in this area.

Georgia’s economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales, with concentrations in manufacturing, trade, transportation and utilities, information technology, and professional and business services. During the second half of the 20th century, this diversity allowed Georgia to experience almost continuous economic growth, while other states more dependent upon a single business sector experienced some periods of economic contraction. However, during the last several years, this diversity has been unable to fully insulate Georgia’s economy from the nationwide economic downturn that occurred in 2002-2004 and the current one which began in December 2007.

One area where this economic diversity, in combination with Georgia’s population growth, and its effects on the local economy can be seen is Georgia’s labor market. Historically, Georgia has enjoyed an unemployment rate significantly at or below the national average. Unfortunately, as of June 2010, the state’s unemployment rate stood at 10.0%, which is slightly above the national average of 9.5%.

While the raw numbers are not positive, the trend is favorable. The Georgia unemployment rate is down from a high of 10.5% in March 2010 (but still above a year earlier rate of 9.7%). Similarly, the Georgia total non-farm employment figures are up (3.83 million for June 2010 as opposed to a low of 3.78 million in February 2010), but they are still below year earlier figures (3.88 million). This trend is reflected in the May 2010 US Regional Recession Status by Moody’s Economy.com which classifies Georgia to be “moderating recession,” defined as the state’s economy not contracting as severely as six months earlier.

Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, over the last several years, there has been great emphasis placed upon developing other parts of the State, so that these areas can begin to reap the economic benefits traditionally limited to the Atlanta MSA. One example of this is the OneGeorgia Authority, which is discussed below. Those efforts have begun to bear fruit, as for the last several years, the statewide growth rate has exceeded the Atlanta MSA growth rate. However, this trend has been muted over the past year, as the rate of job loss in the Atlanta MSA (1.0%) has been slightly lower than the rate for the balance of the state (1.3%).

One reason that Georgia has such a positive economic outlook is because of its location, which affords its residents and businesses easy access to commercial centers throughout the nation and the world. As business and consumer confidence grows, it is believed that centers of transportation and logistics will gain as inventories get restocked and goods are shipped. Evidence of this upswing has been observed at both Hartsfield-Jackson Airport and the Port of Savannah; while cargo traffic still remains below prior year levels, as discussed below both locations have Georgia experienced an uptick in cargo traffic over the last few months.

For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market. During an average week, about 5.9 million tons of freight move across Georgia’s highways. Furthermore, Georgia has the most extensive rail system and largest intermodal hub in the Southeast. Georgia also ranks as the 5th largest overall logistics employer in the nation with nearly 11,000 providers of logistics services.

Since 1998, Hartsfield-Jackson (the “Airport”) has been the busiest passenger airport in the world, serving over 88,032,086 passengers in 2009 through 32 carriers, with destinations to over 231 destinations in 52 countries. Also, for the fifth consecutive year, the Airport retains its title as the nation’s busiest airport in terms of operations (takeoffs and landings) with 970,258 operations. Atlanta is within a two hour flight of 80% of the United States population. The current economic downturn has negatively impacted the Airport. In 2009 the number of domestic travelers fell 1.69% in one year, while international passengers fell by 3.79%. This downward trend is expected to be short-lived, as annual Airport passenger traffic is anticipated to increase to 121,000,000 by 2015.

The Airport is also considered to be the best among air cargo facilities. In 2009, the Airport was named Air Cargo Week’s Airport of the Year, becoming the first U.S. airport to earn the top prize among the annual World Air Cargo Awards. The Airport also has over 2,000,000 square feet of cargo warehouse space and is the 11th largest air cargo hub in the country and 30th worldwide. In addition to the main cargo complexes, the Airport houses a USDA approved Perishables Complex, the only one in the Southeastern U.S. The Perishables Complex features on-site distribution and transport capabilities, USDA inspection services and a USDA approved fumigation chamber. The Airport is also the only airport in the Southeast to be approved by the USDA to apply cold treatment, which is an environmentally safe alternative to methyl bromide.

This infrastructure enabled the Airport to handle more than 563,139 metric tons of cargo in 2009 (a decrease of 14.06% from 2008); international cargo also decreased from 365,351 to 312,033 metric tons in 2009. However, since November 2009, the Airport has posted upswings in year-over-year cargo traffic for six consecutive months. Cargo traffic in April 2010 was 23.44% higher than the previous year. This figure is expected to grow as Asiana Airline announced it will join the Airport’s growing list of all-cargo carriers starting September 13, 2010. Asiana Airline will operate a freighter with four weekly flights to Seoul, South Korea. The new service is expected to create up to 25 jobs and produce an annual regional economic impact of $24 million.

To facilitate the projected increase in usage, the Airport is in the tenth year of a multi-year improvement project, which is the largest public works project in the history of the State of Georgia. The program was originally budgeted to cost $5.4 billion and to take 10 years to complete, but due to cost and time overruns, the project is now expected to be complete in 2015 at an estimated cost in excess of $6 billion. The centerpiece of this expansion is the building of a fifth runway, which opened on May 16, 2006 and has helped to reduce air traffic congestion by increasing the Airport’s landings and take-offs capacity by 40%. Another major piece of the expansion is the construction of a new international terminal which broke ground in the summer of 2008 and is set for completion in April 2012. The 1.2 million-square-foot international terminal will have 12 new international gates (plus 16 domestic gates) and a 1,100-space parking facility.

The success of the Airport has also had a tremendous impact on the local economy. A recent study commissioned by the City of Atlanta’s Department of Aviation calculated total direct business revenue, including sales to airlines and service providers dependent on the Airport, to be $32.6 billion in 2009, up from $23.5 billion in 2005. In addition, Airport-related jobs in the metro region increased by 11 percent, from 393,100 in 2005 to 434,400 in 2009. The Airport jobs paid more than $4.3 billion in wages in 2009 and generated more than $3 billion in tax revenues for the government.

Finally, with respect to water transport, Georgia has two significant deepwater ports, Savannah and Brunswick, as well as two inland barge operations, Columbus and Bainbridge. Like the Airport, these ports experienced a dip in traffic for 2009, but have recently begun to see a significant uptick in activity. Out of 361 ports in the U.S., Savannah is now the fourth largest container port in the country. It is also the fastest growing container port in the U.S., while the Port of Brunswick is the 6th-largest automobile processing port in the nation. In 2008, the Port of Savannah’s total exports exceeded one million TEUs for the first time in Georgia Ports Authority’s history. However, due to the economic slowdown, Savannah’s total trade declined almost 10% in 2009 over 2008. However, similar to the airport cargo traffic, Savannah has posted upswings in year-over-year TEU throughput for six consecutive months as the May TEU total was 24.7 percent higher than the previous year.

Also like the Airport, Georgia’s water ports are currently involved in significant capital improvement projects. The Brunswick Deepening Project was completed in 2007 (deepening the mean water depth to 36 feet), as was the preliminary work for the Savannah Harbor Expansion Project. The latter project is expected to be complete by 2012 (2 years prior to the Panama Canal expansion) and will deepen Savannah Harbor from 42 feet to 48 feet. The expansion of the Panama Canal and the Savannah Harbor will allow much larger container ships, twice the capacity of current vessels, to access the Savannah port.

These factors have all contributed to Georgia’s significant link to the global economy, which is recognized by the over 60 countries that have consular, trade, or chamber of commerce offices in Atlanta. More than 4000 internationally-owned facilities representing over 60 countries are located in Georgia. In 2009, $23.8 billion in exports and $53 billion in imports passed through the ports, making Georgia the 12th-largest export state and 9th-largest import state in the U.S.

Over the last several years, Georgia has been successful in attracting international business. In February 2010, Kia Motor Co. (“Kia”), a South Korean automaker, celebrated the grand opening of Kia’s first North American manufacturing facility, located in West Point, Troup County, Georgia, which is located off Interstate 85 near the Georgia-Alabama border. The $1.2 billion facility will produce 300,000 cars a year. Also, seven supplier companies have located near the facility and are expected to employ approximately 3,600 workers. The Kia plant’s economic impact to Georgia is expected to be approximately $4 billion per year. One study predicts the economic benefits brought about by the Kia plant will create 20,000 new jobs by 2012.

In May 2010, Sony Ericsson Mobile Communications announced that it will locate the company’s new Americas headquarters in Atlanta, creating about 180 jobs. A few days before Sony Ericsson’s announcement, MAGE SOLAR GMBH, a Ravensburg, Germany-based manufacturer of solar energy products, also announced that it will locate its North American headquarters in Dublin, Georgia. MAGE SOLAR markets high-grade photovoltaic modules, high-performance branded inverters, and mounting systems used in the solar energy industry. This project is estimated to bring $30 million in investment and is estimated to create 350 jobs over five years.

To help foster this international business growth, the Georgia Department of Economic Development has instituted the “Global Georgia” program to promote Georgia within the international community and prioritize international business development. The Georgia Department of Economic Development currently has 10 offices located in Brazil, Canada, Chile, China, Europe (Munich, Germany), Japan, Korea, Mexico, Israel and UK & Ireland.

This pro business climate continues to be widely recognized. Recently, Georgia has been ranked among the top 10 states in which to do business by CNBC (#10), Forbes magazine (#6), and Pollina Corporate Real Estate (#8). In 2010, Chief Executive magazine selected Georgia as 7th best state for job growth and business. This is one of many reasons why Georgia is the home to 14 Fortune 500 companies (with the City of Atlanta having the fourth largest concentration of Fortune 500 companies in the United States), including AFLAC, The Coca-Cola Company, The Home Depot, UPS, Delta Air Lines, Newell Rubbermaid, and NCR. Overall, over 75% of the Fortune 1000 companies have a presence in the Atlanta metropolitan area.

As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the “Authority”). Established in 2000 and funded with a portion of the State’s recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia’s economically distressed areas. It is anticipated that the Authority will invest over $1.6 billion over the term of the tobacco settlement. Unfortunately, due to the economic downturn, the fund for OneGeorgia Authority’s rural economic development program was cut from the fiscal year (“FY”) 2010 budget. However, under the FY 2011 budget, Georgia expects to provide $47,123,333 to fund the rural economic development program.

The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. In 2007, Georgia had the 3rd lowest state per-capita debt and 4th lowest instate debt as a percent of personal income. As a result, Georgia is one of seven states to maintain a triple “A” bond rating by all three major rating agencies (see below).

General obligation bonds are typically issued by the State pursuant to Article VII, Section IV of the Constitution of the State of Georgia (the “Georgia Constitution”), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

“The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . .”.

The Georgia Constitution further obligates the Georgia General Assembly to “raise by taxation and appropriate each fiscal year . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt.” The Georgia Constitution also establishes a special trust fund (the “State of Georgia General Obligation Debt Sinking Fund”), which is used for the payment of debt service requirements on all general obligation debt.

The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

As mentioned above, the State may incur “public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.” (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

As of June 30, 2009, the State had total outstanding bonded debt of $10,771,468,000. While this represented a substantial increase over the prior year ($9,545,352,000), the State remained well below the 10% threshold at 5.4%. As a result, as of June 30, 2010, the State maintained credits ratings of Aaa, AAA, and AAA from Moody’s Investor Services, Fitch, Inc., and Standard and Poor’s, respectively, making it only one of seven states to maintain such status.

The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly.

To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections, and its existence was instrumental in helping the State weather the nationwide economic downturn during FY 2002-FY 2004. During those 3 years, the State was able to cover revenue shortfalls by drawing monies from this reserve (approximately $680 million over the 3 year period) rather than raising taxes or cutting vital services. With the end of the economic downturn in FY 2005, the State then began to replenish the reserve, so that at the end of FY 2007, the reserve reached its peak with a balance of $1.7 billion (exceeding the pre-FY 2002 balance). Unfortunately, due to the economic downturn, this upward trend was reversed in FY 2008 and by the end of FY 2009 the Revenue Shortfall Reserve balance was reduced to $271 million.

This reserve increase was previously funded by the State experiencing substantial increases in revenue collections. For FY 2007, Georgia experienced a 7.5% increase over prior year collections ($17,600,126,000 versus $16,366,132,000). However, starting in the latter half of FY 2008, net revenue collections have declined. In FY 2009, total revenue collections were down by $1,830,818,000 (down 10.5%) from FY 2008 levels. The effect in the various subareas showed an overall decrease, as Individual Income Taxes (down 12.2%), Motor Fuel Taxes (down 14.8%), Corporate Income Taxes (down 26.3%) and Sales and Use Taxes (down 7.6%) were down from FY 2008 levels. The only areas in which the State experienced an increase in revenue collection were Property Taxes (up 1.9%) and Alcohol Beverages Tax (up 1.2%).

Unfortunately, this downward trend continued in FY 2010. Net revenue collections were down from FY 2009 in all areas, including Individual Income Taxes (down 10%), Motor Fuel Taxes (down 3.8%), Corporate Income Taxes (down 1.4%) and Sales and Use Taxes (down 10.6%). Overall, for FY 2010, net revenue collections totaled around $14 billion, down 9.1% from FY 2009.

On June 8, 2010, Governor Sonny Perdue signed the state’s $17.9 billion FY 2011 budget, $700 million less than the original FY 2010 budget. This budget was also $300 million less than the budget originally recommended to the legislature and $3.5 billion less than the original FY 2008 budget recommendation.

One continued positive source of revenue for the State has been the Georgia Lottery Corporation. Established in 1992, the State uses profits from the lottery to fund numerous education-based initiatives, including a voluntary, state-wide pre-Kindergarten education program and the HOPE Scholarship Program (for post-secondary education). In FY 2010, Georgia Lottery transferred $883,878,000 to the State Treasury’s Lottery for Education Account, over $11.7 million more than in FY 2009. The Georgia Lottery Corp. ended FY 2010 as the only traditional U.S. lottery to experience 12 consecutive years of growth in profits.

One significant byproduct of the HOPE Scholarship Program has been the substantial increase in the percentage of college educated adults. In 1999, only 21% of Georgia’s population had a college degree, far below the national average. In 2008, 27% of the population had a college degree, on par with the national average. Furthermore, in 2010, CNBC ranked the Georgia’s workforce number 3 in the nation.

Another positive source of income to the State has been the American Recovery and Reinvestment Act of 2009 (“ARRA”). During FY 2009, the State recognized $725 million in ARRA funds which were used for miscellaneous purposes.

Personal income is a second key indicator of economic conditions in Georgia. Total personal income, relative to that of the U.S., has been growing despite the economic downturn. For FY 2008, Georgia’s personal income grew by 4.9%, compared to 5.3% for the nation as a whole. However, in 2009 state personal income declined by an average of 1.7%, matching the national average.

Georgia has also undergone significant political change during the 21st century. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate. This trend continued in 2004, as the Republican Party gained control of the State House and a second Republican Senator was elected (making it the first time since Reconstruction that Georgia had 2 Republican Senators). There is uncertainty surrounding the upcoming 2010 elections as, in addition to voting on the Legislature, Georgians will elect a new Governor (the current Governor is prohibited from running due to a 2-term limit).

Significant Contingent Liabilities

In response to a written request from the State Auditor, the Law Department for the State identified the following material litigation, claims and assessments as of June 30, 2009:

Plymel, et al. v. Teachers Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312; Georgia Supreme Court decision reported at 282 Ga. 409 (2006). The Plaintiffs in this case filed a class action in April, 2004, seeking additional retirement benefits retroactive to the time of their individual retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers Retirement System of Georgia (“TRS”). Plaintiff/Retirees alleged that TRS’ failure to use updated mortality tables resulted in miscalculations of monthly benefits and therefore additional monies are due to Plaintiffs for underpayment of benefits. The Plaintiff class numbers approximately 15,000. TRS was unsuccessful defending the case on the merits. The court in Plymel utilized a statute of limitations of six years, a pre-judgment rate of interest of 7% and a post-judgment interest rate equal to prime plus 3%. The Plaintiffs’ attorneys were awarded a fee equal to 25% of the total liability due to the class under the judgment. The total liability for TRS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $414,259,402 and, following a final payment in September, 2009, is paid in full. All payments made by TRS pursuant to this class action were paid from the assets of TRS.

William A. Willis, et at. v. Employees’ Retirement System of Georgia, et al., Fulton Superior Court Civil Action No. 2007-CV-128923, filed January 31, 2007, set forth against Employees’ Retirement System of Georgia (“ERS”) exactly the same issues as were presented in Plymel v. TRS. The parties having agreed that the Plymel rulings will apply in Willis as well, ERS conceded liability on the breach of contract claim in Willis. ERS has agreed, and the Court has accepted, that the parties will use the statute of limitations and interest rate figures used in the Plymel case. The total liability for ERS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $145,972,960. To date, ERS has made payments of approximately $31,309,000 in FY 2009, and approximately $43,500,000 on September 1, 2009, with approximately $71,164,000 liability outstanding and payable over time. All payments made by ERS pursuant to this class action are paid from the assets of ERS. The only remaining issue outstanding in Willis concerns application of an administrative rule that limits retirement benefits to 90% of the highest salary earned by the member while actively employed. This issue was scheduled to be heard before the court in September, 2009, but the hearing was postponed pending settlement discussions. A status conference was scheduled for January 21, 2010. The outcome of this issue is not anticipated to have an appreciable effect on the total liability amount.

Smitha Anderson v. PSERS, et al., Fulton Superior Court Civil Action No. 2008-CV-154757. This is another class action presenting the same issues as Willis and Plymel, set forth against the Public School Employees Retirement System (“PSERS”). The parties agreed to apply the same statute of imitations and interest rates determined in Willis and Plymel. The total liability for PSERS in this case for adjusted benefit payments and attorneys’ fees was finalized at $2,168,024. To date, PSERS has made payments of approximately $1,086,000, with approximately $1,082,000 liability outstanding and payable over time. All payments made by PSERS pursuant to this class action are paid from the assets of PSERS.

Georgia Power Company v. Graham, Fulton County Superior Court Civil Action File No. 2007-CV 137383 filed on or about July 24, 2007. This case arose from Georgia Power’s claim for the Port Tax Credit (the “Credit”) provided by O.C.G.A. § 48-7-40.15. Georgia Power asserts that its increase in imports through Georgia ports during the tax years 2002 through 2004 inclusive qualifies Georgia Power to receive a Credit based income tax refund. The total Credit claimed is in excess of $50 million, although the amount of refund for each taxable year is capped, with the excess Credit carrying forward to subsequent tax years. The Commissioner has answered the Complaint asserting that Georgia Power Company does not satisfy the statutory requirements to qualify for the Credit. Discovery in this case is complete and the parties have filed cross-motions for summary judgment. It is anticipated that oral argument on the cross-motions for summary judgment will be heard in January 2010.

Western Surety Company and Continental Casualty Company v. the State of Georgia, Department of Transportation, Heard County Superior Court Civil Action No. 08-v-l06. The plaintiff, Western Surety Company and Continental Casualty Company (“Western Surety”) was the surety company for Bruce Albea Company (“BAC”) on a Georgia Department of Transportation (“GDOT”) project. On June 29, 2007 BAC delivered a notice to GDOT advising that it was voluntarily abandoning the project. GDOT directed Western Surety to take over the work in accordance with the construction contract and Western Surety subsequently hired a completion contractor. Western Surety filed this action against GDOT on March 18, 2008, alleging three breach of contract causes of action, two related to price escalations of asphalt both prior to and subsequent to the original completion date, and the third alleging the failure to pay an outstanding contract balance in excess of $500,000 for work performed by the completion contractor. Western Surety also alleges a claim under the Prompt Payment Act. The case is currently in discovery. Plaintiffs have not stated a final claim amount but preliminary indications of potential damages sought are approximately $9,000,000.

Salary-Related Litigation: A state employee and certain teachers have brought separate law suits challenging steps the State has taken to manage expenditures relative to reduced revenues. In Stalling, et at. v. State of Georgia, et al., several school teachers contend that: (i) a statutory amendment making the payment of monetary incentives to teachers for achieving national certification “subject to appropriations” of funding for such incentive payments and (ii) any subsequent reductions in the appropriations are unconstitutional. In Estill, et al. v. State of Georgia, et al., a state employee seeks class certification and contends that state employees were entitled under state law to a general salary increase of 2 1/2% for the latter half of FY 2009 on the basis of initial appropriations (later reduced). Both cases are pending in the Superior Court of Fulton County and are in the initial stages of litigation. The State’s position is that the statute challenged in the Stalling case is constitutional; that the actions of the defendants in both cases were within their lawful authority, and that the plaintiffs in both cases are not entitled to any relief.

Citibank USA, N.A., et al. v. Bart L. Graham, Fulton County Superior Court, Case No.2007-CV-140161. This action was filed on September 20, 2007 and seeks a sales tax refund of $10,147,730 from the Department of Revenue. It involves a legal issue decided in the Department’s favor in Citibank USA, N.A., et al. v. Graham, Fulton County Superior Court, Case No. 2005-CV-109444, which was filed December 2, 2005 to obtain a $2,281,990 refund. Citibank’s application for discretionary appeal in the first lawsuit was denied by the Georgia Court of Appeals. The issues in second case are fully briefed, and we are awaiting a decision on the Department’s motion to dismiss.

Kenny A., et at. v. Sonny Perdue, Department of Human Resources, et al., United States Court of Appeals for the Eleventh Circuit, Nos. 06-15514, 06-15874. This was a class action lawsuit filed on behalf of 2,200 children in state custody asserting systemic deficiencies in foster care in Fulton and DeKalb counties. A Consent Decree was entered wherein the Department of Human Resources (“DHR”) agreed to make a number of specific system-wide management and infrastructure reforms. The District Court appointed two independent accountability agents to monitor DHR’s progress and awarded attorneys’ fees to the plaintiffs in the amount of $10.5 million. DHR appealed the award of attorneys’ fees to the Eleventh Circuit Court of Appeals. In July, 2008, the Court of Appeals affirmed the entire award. However, the majority opinion noted that the panel grudgingly affirmed the $4.5 million multiplier applied by the district court because they were bound by Eleventh Circuit precedent which may conflict with that of the United States Supreme Court. In light of the tone of the majority and concurring opinions, DHR filed a petition for rehearing en banc in the Eleventh Circuit which was denied on November 5, 2008. On April 6, 2009, the U.S. Supreme Court granted the State’s petition for certiorari on the award of attorney’s fees in this case, and oral argument was conducted before the Supreme Court on October 14, 2009. A decision in this case is not expected until mid-2010.

Buford Dam/Lake Lanier Water Litigation: The State is involved in multi-district litigation in the United States District Court for the Middle District of Florida which includes several cases involving the operation of Buford Dam and Lake Lanier. In 1946, the U.S. Congress authorized and funded the construction of the Buford Dam, and granted the U.S. Army Corps of Engineers (the “Corps”) authority to operate Buford Dam and the resulting reservoir, Lake Lanier. Water supply was declared to be an incidental purpose of the project. Construction on the dam commenced in 1950 and lasted approximately six years. In 1958, the U.S. Congress enacted the Water Supply Act of 1958, which allowed the Corps to use its reservoir projects for municipal water supply subject to certain restrictions. During the 1970’s the Corps began to enter into water supply contracts with certain Georgia municipalities allocating water from Lake Lanier storage for local water supply. The Corps took the position that this was an appropriate use. However, when Atlanta and other surrounding communities sought additional water in the late 1980’s, the Corps prepared a draft post authorization change report as part of the process of granting the request. Subsequently, Alabama initiated litigation against the Corps in the United States District Court for the Northern District of Alabama, in which Florida and Georgia intervened.

Following almost twenty years of litigation and negotiations involving the use of water among various private entities and governmental entities in Georgia, Alabama, and Florida, multiple cases involving the use of the waters of the Apalachicola-Chattahoochee-Flint River Basin were referred to the United States District Court for the Middle District of Florida (the “District Court”), sitting as a multi-district litigation court, for resolution. The main components of such litigation are: (1) a case involving the rights of Georgia municipalities to use water from Lake Lanier (the “Georgia I” case); (2) a case involving the right of the Southeastern Federal Power Customers Association to be compensated for loss of hydroelectric power production due to the increasing use of water from Lake Lanier by Georgia municipalities; and (3) a case dealing with the quantity of water that the Corps should release from Lake Lanier to support the habitat of certain endangered species in the Apalachicola River in Florida in purported violation of the Endangered Species Act (the “ESA Litigation”). The ESA Litigation is in the early stages.

On July 17, 2009, the District Court issued an order making the following findings in the Georgia I case (the “Georgia I Order”): (1) water supply is not an authorized purpose of Lake Lanier, i.e., the lake was not built to provide for water supplies to municipalities in Georgia; (2) the quantity of water usage that would be authorized under a 1989 draft post authorization change in use report prepared by the Corps would require approval by the U.S. Congress; (3) the present level of water usage from Lake Lanier by Georgia municipalities violates the Federal Water Supply Act of 1958 and therefore is not authorized; and (4) the request by Georgia to the Corps, made in 2000, for additional water from Lake Lanier, would also violate the Federal Water Supply Act of 1958, and would be unauthorized. The Georgia I Order allows Georgia municipalities to continue using water from Lake Lanier for three years at current water usage levels in order to achieve a Congressional or other settlement, after which water usage from Lake Lanier (in the form of withdrawals from the lake and releases for downstream withdrawal) must revert to the “baseline” operation of the mid-1970’s, with an exception for withdrawal of 10 million gallons of water per day for the cities of Buford and Gainesville, Georgia. The State has filed a notice of appeal and has also requested that the District Court enter final judgment in Georgia I on the theory that all issues in such case are resolved. The District Court has declined the State’s request for the entry of final judgment. Alabama and Florida, as opposing parties, contend that the Georgia I Order is not appealable and have asked the Eleventh Circuit Court of Appeals to dismiss Georgia’s appeal.

Maryland

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Maryland Intermediate Municipal Bond Fund’s policy of concentrating its investments in Maryland issuers. This information supplements the information in the prospectus. This information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of the State of Maryland (“Maryland” or the “State”) and other sources that are generally available to investors as of July 15, 2010. While generally believed to be accurate, we have not independently verified the information in this summary and will not be updating it during the year. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

Unless stated otherwise, the ratings indicated are for obligations of the State and are current as of July 15, 2010; there can be no assurance that these ratings will not change. Bonds issued by Maryland’s political subdivisions and other issuers of tax-exempt bonds may have different ratings which are unrelated to the ratings assigned to State bonds. Similarly, conduit bonds issued for private borrowers have ratings which are unrelated to the ratings assigned to State bonds.

Maryland and its economy. According to the 2000 Census, Maryland’s population on April 1 of that year was 5,296,486, an increase of 10.8% from the 1990 Census. Maryland’s population is concentrated in urban areas. Approximately 87.0% of Maryland’s population lives in the densely populated Baltimore-Washington region. Per capita income in 2009 was $48,285 in Maryland, compared to the national average of $39,138 in that year. Per capita income in Maryland increased at an annual rate of 0.3% in 2009, higher than the national decline of 2.6%.

Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than it is nationwide. As one of the wealthier states, in Maryland a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments. Maryland’s economy is also particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2009 was 10.5% for Maryland residents, compared to 4.1% nationwide. Maryland’s unemployment rate has been lower than the rest of the country for the past ten years, while the labor force in Maryland has grown more slowly than the rest of the country in seven of the last ten years. In 2009, the unemployment rate in Maryland was 7.0%, as compared to a national unemployment rate of 9.3%. In May 2010 these rates had increased to 7.2% in Maryland and 9.7% in the United States as a result of the ongoing economic downturn.

State fiscal information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2009 ended with a $87.2 million general fund balance on a budgetary basis, reflecting a $349.9 million decrease compared to the balance projected at the time the fiscal year 2010 budget was enacted. In addition, there was a balance of $691.8 million in the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can move funds in the Revenue Stabilization Account to cover other areas of its budget, and has done so recently. As described below, over the last few years the State has used reserve funds to pay for operating shortfalls. General fund revenues on a budgetary basis realized in the State’s fiscal year 2009 were below estimates by $356.4 million, or 2.7%. On a GAAP basis, the fiscal year 2009 reserved general fund balance was $1,363.0 million, while the unreserved, designated and undesignated, fund balances were $146.9 million and $0.0 million, respectively; these balances compare to the reserved general fund balance of $1,388.2 million, and unreserved, designated and undesignated, fund balances of $538.0 million and $959.4 million, respectively, at the end of fiscal year 2008.

2010 budget. On April 13, 2009, the General Assembly approved the budget for fiscal year 2010. The fiscal year 2010 budget included, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,736.3 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; and (3) deficiency appropriations of $273.0 million for fiscal year 2009, including a reduction of $364.9 million in the Department of Health and Mental Hygiene primarily in Medicaid due to the availability of federal stimulus funds as further described below.

As part of the fiscal year 2010 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (the “2009 Act”), which provided for transfers to the General Fund in fiscal year 2010 of $216.3 million, including $31.0 million of transfer tax revenues and $161.9 million from the local share of highway user revenues. The 2009 Act and other legislative actions cumulatively decreased fiscal year 2010 revenues by $24.8 million.

Reductions to required fiscal year 2010 general fund appropriations included $34.0 million in aid to community colleges; $24.0 million due to modifications in the local jail reimbursement program; $16.1 million representing a decrease in the State share (from 80% to 70%) of the cost of placing students with special needs in non-public establishments; and $11.8 million reflecting the elimination of a State match of employee contributions to the deferred compensation plan. The fiscal year 2010 budget did not include funds for any employee cost of living adjustment or merit increases. State aid to primary and secondary schools included $10.8 million in Education Trust Fund revenues generated through anticipated licensing fees for Video Lottery Terminals and $297.3 million in State Fiscal Stabilization Funds authorized by the American Recovery and Reimbursement Act of 2009 (“ARRA”). The fiscal year 2010 budget also included $660.0 million in additional federal funds for the Medicaid program resulting from increased federal funding authorized by ARRA.

The fiscal year 2010 budget included $139.9 million for the Revenue Stabilization Account of the State Reserve Fund. The required certain payment of $63.0 million from the Dedicated Purpose Account to the Maryland Transportation Authority for certain transportation projects was reduced and funded with general obligation bonds instead. Transfers from the State Reserve Fund to the general fund totaled $210.0 million in fiscal year 2010.

Subsequent Events – fiscal year 2010. In order to close emerging gaps between anticipated revenues and budgeted expenditures, the Governor proposed, and the Board of Public Works approved, general fund budget reductions of $205.3 million on July 22, 2009, $223.3 million on August 26, 2009 and $102.8 million on November 18, 2009.

As part of the fiscal year 2011 budget plan discussed below, the General Assembly enacted the Budget Reconciliation and Financing Act of 2010 (the “2010 Act”), legislation that authorizes various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2010 Act authorized transfers to the general fund in fiscal year 2010 of $317.4 million from various special fund balances, including $136.2 million from a highway user revenue account and $133.3 million from the University System of Maryland. An additional $330.1 million in unexpended capital program balances were authorized for transfer to the general fund, including $103.1 million from the local jurisdictions’ share of certain park improvement funds. The 2010 Act and other legislative actions cumulatively increase fiscal year 2010 general fund revenues by $58.8 million. As of July 15, 2010, the State estimated that the general fund balance on a budgetary basis at June 30, 2010 would be $153.8 million. In addition, the State estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund would be $612.1 million at June 30, 2010, equal to 4.8% of estimated general fund revenues.

2011 Budget. On April 12, 2010, the General Assembly enacted the budget for fiscal year 2011. The fiscal year 2011 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,741.6 million in aid to local governments from general funds; (3) $15.0 million to the State Reserve Fund; and (4) deficiency appropriations of $195.8 million for fiscal year 2010, including $108.9 million for Medicaid and $39.3 million for public education. The fiscal year 2011 budget does not include funds for any employee cost of living adjustment, merit increases, nor a match for contributions to deferred compensation.

As part of the fiscal year 2011 budget plan, the General Assembly enacted the 2010 Act, which increases fiscal year 2011 general fund revenues by $35.5 million, including $22.1 million by diverting to the general fund a portion of sales taxes and motor fuel taxes from the Chesapeake Bay 2010 Fund, $11.0 million resulting from changes in the allocation of interest earnings that otherwise would be retained in special funds accounts, and $2.4 million in admissions and amusement tax attributable to the cultural arts. The fiscal year 2011 budget also includes net general fund revenue increases of $9.2 million from various sources. The 2010 Act authorizes transfers to the general fund in fiscal year 2011 of $22.3 million, including $11.7 million from the University System of Maryland and $6.0 million in furlough-related savings from various special funds. The 2010 Act also authorizes transfers to the general fund totaling $111.7 million from capital-related special fund balances, including $45.0 million from the Bay Restoration Fund and $54.0 million in transfer tax revenues.

State aid to primary and secondary schools includes $114.0 million in Education Trust Fund revenues generated through $60.0 million in anticipated revenue from Video Lottery Terminals and $54.0 million in gaming licensing fees. The 2011 budget also includes $389.0 million in additional federal funds for the Medicaid program. The State has indicated that it anticipates federal legislation extending the enhanced federal Medicaid match provisions originally authorized by ARRA; at this time, this legislation has not been enacted.

The fiscal year 2011 budget includes $15.0 million for the State Reserve Fund in the Dedicated Purpose Account for distribution to the Department of Health and Mental Hygiene for the Prince George’s County Health Care System. The fiscal year 2011 budget also eliminates operating funds for certain road improvements, which will be funded in fiscal year 2011 by general obligation bonds instead. No transfers from the State Reserve Fund to the general fund are planned in fiscal year 2011.

As of July 15, 2010, the State projected the general fund balance on a budgetary basis at June 30, 2011 to be $203.9 million. In addition, the State projected the balance in the Revenue Stabilization Account of the State Reserve Fund to be $630.7 million at June 30, 2011, equal to 4.8% of estimated general fund revenues.

Federal stimulus funding. ARRA provides support for the states, including the State, by funding infrastructure, education programs, human services programs, and providing discretionary funds. ARRA provides over $4.5 billion in formula funding to Maryland governments. ARRA grants to Maryland provide $421.7 million for educational programs, $765.2 million for infrastructure programs, and $477.7 million for other programs. ARRA also includes $101.8 million in grants to local governments and aid organizations that are not appropriated in the State budget. These funds will be distributed directly to the local governments and aid organizations.

ARRA also provides federal grants for which State and local governments must compete, including grants to support law enforcement, habitat conservation, and the arts. It is uncertain how much of these funds the State or Maryland local governments will receive and, accordingly, they are not included in ARRA estimates for Maryland.

ARRA’s most significant impact for Maryland is the $2.9 billion that can support State general fund commitments. These funds support Medicaid, education, and discretionary State spending; the funds are used in the place of general funds to sustain State funding from fiscal years 2009 to 2011. When the funds are no longer available, the State and other Maryland local government will need to replace the funds or reduce spending. ARRA also permits 18.2% of the Fiscal Stabilization funds to support general government services; these funds, which total $160.1 million, have been applied $1.5 million in fiscal year 2009, $79.6 million to 2010 and the remaining $79.0 million is included in the fiscal year 2011 budget.

Other fiscal challenges facing Maryland. The State also has a substantial unfunded actuarial liability, estimated to be approximately $18.4 billion as of June 30, 2009, or 172.2% of payroll, on the pension plans guaranteed by the State. Other retirement programs administered by the State also are experiencing material shortfalls, as are the retirement programs of the City of Baltimore. In addition, after several years of analysis of the State’s other post-employment benefit (“OPEB”) liabilities, the State has determined that the State’s unfunded actuarial accrued liability for OPEB liabilities was $15.5 billion as of June 30, 2009; the amount held in trust to pay OPEB liabilities was $174.3 million as of that date. A commission formed in 2006 to develop a plan with respect to the State’s OPEB liabilities reported in an Interim Report released in December 2008 that, in its view, Maryland cannot sustain the current level of retiree health benefits. The commission is continuing to explore options for redesigning retired health benefits and/or the way the State pays for them to arrive at a solution that is both fiscally sound and fair to current and retired State employees.

State-level municipal obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. In its fiscal year 2009 capital program, 49% of the new general obligations bond authorizations represent financing of State-owned capital facilities and State programs, 50% represent financing of capital improvements owned by local governmental units, and 1% represent financing of capital improvements owned by non-profit or other private entities. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. The State has projected to have approximately $9,695.1 billion of State tax-supported debt outstanding as of July 31, 2010.

The State’s public indebtedness can be generally divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects, including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 15, 2010, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financed facilities, including an expansion to BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2009 General Assembly established a maximum outstanding principal amount of $661.8 million as of June 30, 2010, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. As of March 31, 2010, the outstanding principal amount of such nontraditional debt was $671.4 million and is projected to be $661.8 million at June 30, 2010.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues. At March 31, 2010, the principal amount of outstanding Maryland Stadium Authority bonds and capital leases was $249.7 million.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; declines in air traffic at BWI airport could impede repayment of such bonds.

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During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $53.3 million in revenue (cash basis) during fiscal year 2009. Future sewer fee revenues are projected at approximately $55.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first $50 million of Bay Restoration Revenue Bonds were issued on June 25, 2008. Between 2010 and 2012, the Maryland Water Quality Financing Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds. A fiscal year 2010 transfer of $155.0 million and a fiscal year 2011 transfer of $45.0 million from the Bay Restoration Fund to the general fund will not affect the security or issuance of these bonds.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments. As of June 30, 2010 the total of such financings outstanding was $210.6 million.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

Other issuers of municipal bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through bond insurance or other credit enhancement. Over the last several years, however, repeated downgrades of the ratings of bond insurers have resulted in substantially lower ratings on these bonds. Additionally, most issuers within Maryland have received lower ratings than the State.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue bonds. Many of the municipal corporations in Maryland have also issued bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers and the revenues pledged to the repayment of the bonds.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including education costs and discretionary grants. However, cuts in State aid to local governments, lower tax and other receipts and the overall economic situation have required some Maryland counties and municipalities to find creative sources of revenue and to cut services and expenditures. The ongoing budget shortfalls at the State level, as well as other future events, might require further reductions in, or the discontinuation of, some or all State aid payments to local governments. Cutbacks in State aid and reductions in other local revenues are adversely affecting local economies.

Risks and uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes or other revenues supporting the debt. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State, such as those listed above. Although the State has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their obligations. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment. Finally, the economic environment has had and continues to have a substantial impact on the bond markets. The State, its political subdivisions and other conduit borrowers regularly issue bonds to fund capital projects. Since the credit crisis began, interest rates on some financings have increased and other financing sources have dried up. As a result, some local governments and other borrowers have experienced increased borrowing costs or cash flow difficulties.

As described above, State and local revenues have been reduced due, at least in part, to the current economic environment. Substantial losses in the job market, considerable declines in individual and business income taxes and transfer and other ad valorem property taxes, coupled with reduced consumer and business expenditures have already impacted State and local revenues and are likely to continue to do so for some time. The cumulative effect of the ongoing market uncertainty and the economy makes the economic outlook of the State, its political subdivisions and other borrowers challenging and at the same time, difficult to predict. While Maryland’s economy is unusually dependent on the federal government because a large percentage of Maryland residents are employed either by the federal government or in companies working with the federal government, other sectors of Maryland’s economy are experiencing the same difficulties as in the rest of the nation. Additionally, funds received by the State and any localities under ARRA are only temporarily available to support general fund commitments. Maryland and its local governments will need to decrease spending, cut employment, raise taxes and take other measures to balance their budgets for several years.

The impact of State budget cuts places an additional burden on local governments. The City of Baltimore and other political subdivisions and municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, are themselves experiencing lower revenues due to lower income tax and property transfer tax revenues. Many of these local governments depend on State aid, and cutbacks in such aid as a result of the State’s own financial issues is adversely affecting local budgets.

Finally, the ongoing economic environment and credit crisis could affect the cash flow and ability of many conduit borrowers on bonds to service the debt service payments on their bonds; many of these entities may be unable to raise revenues due to weak consumer demand or other factors or may be experiencing higher costs (e.g., increased charity care), so the combination of higher interest rates, lack of access to capital and lower revenues or higher expenses could result in defaults on these conduit obligations. Similarly, reductions in State aid (e.g. to private educational and social or health institutions) may affect the budget of private borrowers.

North Carolina

State Economy

According to 2008 U.S. Census Bureau estimates, the State of North Carolina (“North Carolina” or the “State”) is the tenth most populous state, with a population greater than 9.2 million people. Its economy is a combination of manufacturing, agriculture, services and tourism. There is also a significant military presence in North Carolina, contributing almost 7% of the gross state product, according to a 2008 study by the North Carolina Department of Commerce.

The State is transitioning from an economy based mainly in agriculture and manufacturing (e.g. furniture and textiles) to a services and goods based economy. Greater than 50% of North Carolina’s labor force is employed in one of four industry sectors: health care and societal assistance, retail trade, manufacturing and educational services. However, the manufacturing slowdown continues to be felt in North Carolina. Manufacturing employment, which currently constitutes approximately 11.5% of total employment, has decreased significantly from 2003, when it constituted approximately 16% of total employment. While North Carolina remains the national leader in textile employment, job losses in the industry, which have been mounting for decades, are expected to continue. Nationwide, employment in the textile industry is expected to decline by 35% through the year 2016.

The national and global economic downturn has had a negative impact on North Carolina’s economy. North Carolina’s labor market has contracted significantly since January 2008, with the unemployment rate rising from 5.0% in January 2008 to 10.8% in April 2010. During the same period, total employment (as reported by the Employment Security Commission of North Carolina) decreased by over 251,000 jobs or 5.8%. The unemployment rate in April 2010 was the nation’s fourteenth highest and is slightly below the State’s highest recorded unemployment rate since the State began keeping seasonally adjusted data in 1976 (11.2% in February 2010). The unemployment rate is predicted to peak in 2010, followed by a decrease to approximately 9.0% in 2011. The education and health services sector, which is projected to expand 2.5% over the next several years, will likely lead the growth in employment, while construction and manufacturing will likely suffer longer than other industry sectors.

State Budget

The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State’s budget is originally proposed by the Governor (the “Governor’s Recommended Budget”) in odd-numbered years. The Governor’s Recommended Budget is a biennial budget covering the two fiscal years starting July 1 of the year in which it is first proposed, and ending June 30 of the second year thereafter. The North Carolina General Assembly (the “General Assembly”), which has final authority to approve the State’s budget, considers the Governor’s Recommended Budget during its long session, held in odd-numbered years, making changes as it sees fit. The final budget must be ratified by both houses of the General Assembly and either signed into law by the Governor or, if the Governor vetoes the bill, overridden by a 3/5 vote of the General Assembly. During its short session, held in even-numbered years, the General Assembly has the power to adjust the certified budget for the second year of the biennium, based on revenues collected and economic and other considerations. The biennial budget for fiscal years 2009-2010 and 2010-2011 was ratified by the General Assembly on August 5, 2009 and signed into law by the Governor on August 7, 2009 (the “Certified Budget”).

The Certified Budget included revenue adjustments and significant revisions to the State’s tax structure, together expected to generate approximately $3 billion in additional revenue over the biennium. The majority of this additional revenue was expected to come from various changes to the State’s tax laws, including a temporary increase in the sales tax rate, temporary surtaxes on individual and corporate income, a slight broadening of the sales tax base, and an increased excise tax on tobacco and alcohol sales. The additional revenue available during the biennium, consisting in large part of these changes in tax laws, totaled $1.4 billion in fiscal year 2009-10 and $1.5 billion in fiscal year 2010-11.

On April 13, 2010, the Fiscal Research Division of the General Assembly released its memorandum on the revised consensus revenue forecast for the remainder of the biennium. The consensus forecast represents a revenue forecast agreed upon by the Fiscal Research Division and the North Carolina Office of State Budget and Management and provides one basis upon which the General Assembly makes adjustments to the Certified Budget during its short session. According to the consensus forecast, the revenues for 2009-2010 are expected to fall short of the Certified Budget’s forecast by $391 million. The shortfall for 2010-2011 is even more severe, with revenues forecast to be $788 million less than anticipated in the Certified Budget.

On June 30, 2010, the General Assembly ratified, and the Governor signed into law, a bill adjusting the second year of the Certified Budget, making changes to the fiscal year 2010-2011 appropriations and revenues. The fiscal year 2010-2011 adjustment combines reductions in spending across a number of State departments and agencies with adjustments to revenue, in order to close the projected revenue gap and balance the budget, as required by the North Carolina Constitution.

Financial Report

On June 15, 2010, the Office of the State Controller released its General Fund Monthly Financial Report for the period ended May 31, 2010. The General Fund had a negative balance in unreserved funds of $18.4 million, compared to a negative balance of $344.8 million as of May 31, 2009. For May 2010, North Carolina’s tax revenues, net of refunds, increased by $115.9 million, or 11.6%, compared to May 2009. For the year to date through May 31, 2010, net tax revenues reflected an increase of $644.7 million, or 4.2%. For the year to date through May 31, 2010, investment earnings declined from the same time period in 2009 by $75.6 million, or 67%, due to lower rates of return on investment and lower cash availability for investment.

Litigation

The State is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following matters, although not exhaustive of all pending matters:

In Hoke County, et al, v. State of North Carolina and State Board of Education, students and the boards of education in five North Carolina counties sought a declaration that the public school system of North Carolina, by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various public education statutes, violates the North Carolina Constitution. After its motion to dismiss was denied, the State appealed, and the North Carolina Supreme Court held that North Carolina’s funding system for public education does not unlawfully discriminate against low wealth counties. However, the court held that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education and remanded the case for trial. On October 26, 2000, the trial court held that at-risk children in North

Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the “sound basic education” mandated by the North Carolina Supreme Court. On March 26, 2001, the trial court ordered all parties to determine why certain school systems were succeeding without additional funding. The court re-opened the trial, in the fall of 2001, to call additional witnesses, resulting in the trial court directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The North Carolina Supreme Court affirmed the trial court, with the exception of the requirement for pre-kindergarten educational programs. The State is currently taking steps to respond to the court’s directives. The amount of resources which may ultimately be required is not yet known but, according to the Office of the State Controller’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2009, could exceed $100 million.

In N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al., plaintiffs (including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties) requested a declaration that certain payments to state administrative agencies are civil penalties which, under the North Carolina Constitution, must be paid to the schools. On December 14, 2001, the trial court granted summary judgment in favor of the plaintiffs, holding that the funds are civil fines or penalties required by the North Carolina Constitution to be paid to the public schools in the county where the violation occurred. The case was appealed, and the decision of the North Carolina Court of Appeals was substantially favorable to the State. The North Carolina Supreme Court reversed, holding that a majority of the funds in dispute are civil penalties required to be paid for the benefit of public schools. On August 8, 2008 the trial court entered judgment in favor of the plaintiffs for approximately $750 million. However, the court acknowledged that the judicial branch cannot force the State to satisfy the judgment and that any decision to do so must be made by the General Assembly.

North Carolina and seven other southeastern states are members of the Southeast Interstate Low-level Radioactive Waste Management Compact (the “Compact”) to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. The responsibility for developing the first disposal site was assigned to North Carolina, which, according to certain members of the Compact and the commission which administers the Compact (the “Commission”), did not actively pursue the permitting and development of the proposed site. After North Carolina withdrew from the Compact in 1999, the other members of the Compact and the Commission demanded the repayment, with interest, of $80 million expended on the permitting, plus $10 million of future lost income, interest and attorneys’ fees. On August 5, 2002 the Commission and four member states filed a motion requesting the United States Supreme Court to hear the claim, which the Court accepted on June 16, 2003. North Carolina’s motion to dismiss was denied on November 17, 2003. The Court appointed a Special Master, which heard oral arguments on motions filed by both sides and issued his “Preliminary Report” and his “Second Report” on April 2, 2009. In his reports, the Special Master recommended, among other things, that the Court dismiss the claims seeking monetary sanctions and enter partial summary judgment finding that North Carolina did not breach the Compact by withdrawing. North Carolina and the plaintiffs filed a total of nine exceptions to the Special Master’s reports. The United States Supreme Court rejected all nine exceptions, adopting the recommendations of the Special Master, with the effect of terminating the plaintiffs’ statutory and contractual claims. However, in rejecting North Carolina’s exceptions to the Special Master’s report, the Court allowed further briefing and argument on the plaintiffs’ equitable claims (unjust enrichment, promissory estoppel, and money had and received).

In Goldston v. State of North Carolina, plaintiffs demanded the return to the Highway Trust Fund of funds transferred from the Highway Trust Fund to the General Fund to balance the state budget. The suit alleges that the transfer of funds constitutes a borrowing by the State and is unlawful and unconstitutional. The plaintiffs requested a declaration that taxes collected for the Highway Trust Fund cannot be used for other purposes. The trial court granted summary judgment for the State on all issues. On September 20, 2005, the North Carolina Court of Appeals upheld the trial court’s order. The North Carolina Supreme Court, in an opinion filed December 15, 2006, reversed the Court of Appeals, concluding that plaintiffs have standing to pursue their claims. The trial court, on March 7, 2008, again granted summary judgment in favor of the State, and again plaintiffs appealed. The North Carolina Court of Appeals, on September 15, 2009, held that, while the transfer by the General Assembly of $125 million from the Highway Trust Fund to the General Fund was permitted, the transfer of $80 million by the Governor exceeded his constitutional authority under the North Carolina Constitution. Both sides filed respective notices of appeal with the North Carolina Supreme Court. The plaintiffs’ notice of appeal was dismissed by the court on January 28, 2010. As of this writing, the court is yet to rule on the State’s notice of appeal.

On April 20, 2006, the State filed a motion for declaratory order against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company, in State of North Carolina v. Philip Morris, USA Inc., et al. The motion sought a declaration, among other things, that in 2003, North Carolina continuously had a “Qualifying Statute” in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the Tobacco Master Settlement Agreement (the “MSA”), the agreement by which the largest tobacco companies make payments to various states, including North Carolina, to compensate them for smoking-related illnesses amongst their citizens. If North Carolina were not to prevail in the diligent enforcement litigation, the State may be unable to recover a portion of that year’s MSA payment. On December 4, 2006, the trial court allowed the defendants’ motion to compel arbitration of these issues. The North Carolina Court of Appeals affirmed the trial court. On March 19, 2009, the State’s appeal to the North Carolina Supreme Court was denied. The State will therefore now be required to participate in a national arbitration process with the tobacco companies and 47 other MSA states and territories, the courts of which have considered similar litigation and concluded that the issues must be arbitrated.

The Adviser believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of the State Treasurer of North Carolina, financial reports from the Office of the State Controller of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

South Carolina

The South Carolina (State) Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, must take action to avoid a fiscal year-end deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year.

The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

Fiscal Year Ended June 30, 2009

The original revenue estimate adopted by the Board of Economic Advisors for the State’s Budgetary General Fund for the fiscal year ended June 30, 2009 was $7,246.4 million, and the appropriation act estimate as enacted by the General Assembly was $6,735.7 million. On July 21, 2008, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $7,106.4 million, a decrease of $140.0 million, and a 1.9% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on August 12, 2008 reduced the State’s Capital Reserve Fund of $133.2 million as required by the State Constitution and the State’s fiscal year 2008-09 Appropriation Act. Reduction of the Capital Reserve Fund reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. Additionally, the State Budget and Control Board mandated an across the board reduction of General Fund appropriations of 3% for all agencies except where prohibited by proviso and approved a 3% reduction of the Local Government Fund. Additionally, certain agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of reduction of the Capital Reserve Fund. On October 8, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,692.4 million, a decrease of $414 million, and a 7.6% reduction to its original fiscal year 2008-09 estimate.

On October 20, 2008, the South Carolina General Assembly reconvened to amend the general appropriations act for fiscal year 2008-09, enact targeted reductions in General Fund appropriations, suspend actions of the State Budget and Control Board described above that mandated the across board reduction of General Fund appropriations and the reduction to the Local Government Fund, and validate and confirm use of the Capital Reserve Fund to offset the revenue shortfall for fiscal year 2008-09. These amendments to the 2008-09 appropriations act totaled expenditure reductions of $621.1 million, consisting of $487.9 million in targeted reductions and the $133.2 million reduction of the Capital Reserve Fund described above. On November 7, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,557.4 million, a decrease of $135.0 million, and a 9.5% reduction to its original fiscal year 2008-09 estimate. On December 10, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,327.7 million, a decrease of $229.7 million, and a 12.7% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on December 11, 2008 mandated an across the board reduction of General Fund appropriations of 7% for all agencies except where prohibited by proviso and approved a 7% reduction of the Local Government Fund. On March 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,263.3 million, a decrease of $64.4 million, and a 13.6% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on March 18, 2009 mandated an across the board reduction of General Fund appropriations of 2% for all agencies except where prohibited by proviso. On June 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,171.3 million, a decrease of $92.0 million, and a 14.8% reduction to its original fiscal year 2008-2009 estimate.

On August 14, 2009, the state’s Comptroller General reported that the state completed the 2008-09 fiscal year with a net budgetary general fund deficit of $339.5 million. Accordingly, $133.2 million of the 2008-09 Capital Reserve Fund and $108.1 million of the General Reserve Fund were applied to offset the budgetary deficit. Despite these offsets, the state completed the 2008-09 fiscal year with a $98.2 million net budgetary general fund deficit following application of reserves. In response, the State Budget and Control Board at its meeting on September 3, 2009, acting pursuant to the South Carolina Code of Laws, approved a borrowing in the amount of $98,216,617, the amount needed to balance the budgetary General Fund. The borrowing was effected from surplus funds that are held in the General Deposit Account within the custody of the State Treasurer, and must be repaid on or before June 30, 2011 from the fiscal year 2010-11 General Fund.

The General Reserve Fund balance at the beginning of fiscal year 2008-09 was $95.1 million and was increased during fiscal year 2008-09 by $13.0 million. Following a $108.1 million withdrawal at year-end 2009, net of an increase during fiscal year 2009-10 by $63.9 million, the reserve was funded at $63.9 million during fiscal year 2009-10. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State’s Budgetary General Fund revenues for the latest completed fiscal year. The State’s audited Comprehensive Annual Financial Report for fiscal year ended June 30, 2009 can be found at http://www.cg.state.sc.us.

Fiscal Year Ending June 30, 2010

The original revenue estimate adopted by the Board of Economic Advisors for the State’s budgetary General Fund for the fiscal year ending June 30, 2010 was $6,070.6 million, and the appropriation act estimate as enacted by the General Assembly was $5,714.0 million. On June 11, 2009, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $5,950.6 million, a decrease of $120.0 million, and a 2.0% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on June 29, 2009 reduced the State’s Capital Reserve Fund of $120.0 million (effective July 1, 2009 with subsequent ratification at its next meeting) as required by the State Constitution and the State’s fiscal year 2009-10 Appropriation Act. On July 16, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $5,742.3 million, a decrease of $208.3 million, and a 5.4% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on September 3, 2009 reduced the remaining balance in the Capital Reserve Fund of $7.8 million and mandated an across the board reduction of general fund appropriations of 4.04% for all agencies except where prohibited by proviso or statue. On November 10, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $5,620.0 million, a decrease of $122.3 million, and a 7.4% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on December 15, 2009 mandated an across the board reduction of General Fund appropriations of 5.0% for all agencies except where prohibited by proviso or statute. The action taken by the State Budget and Control Board on December 15, 2009 included consideration for the $122.3 million revenue revision adopted by the Board of Economic Advisors on November 10, 2009, and an additional $98.2 million necessary to avoid a year-end deficit in fiscal year 2009-10 that arose as a consequence of the previously described deficiency in the budgetary General Fund when closing the books on June 30, 2009. On April 14, 2010, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $5,559.9 million, a decrease of $60.1 million, and a 8.4% reduction to its original fiscal year 2009-10 estimate.

Through June 30, 2010, total General Fund revenue collections year to date exceeded the fiscal year 2009-10 revised revenue plan adopted on April 14, 2010 by $134.7 million or 2.5%, and were under prior year collections for the same period by $337.1 million or 5.8%.

State’s Economy

The State’s economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the State’s economy has undergone a gradual transition to other activities.

Real Gross Domestic Product. At December 31, 2008, principal contributors to the State’s gross domestic product were the trade, transportation and utilities industries (20%), and manufacturing sectors (18%), followed by government (15%). During the years 2003-2008, the fastest growing contributors to the State’s gross domestic product were the information industry (8.3% average annual growth), followed by professional and business services (4.9%) and education and health services (3.9%). Manufacturing declined over the period by 2.6% in South Carolina, while growing slightly in both the southeast by 0.4% and the nation by 1.2%. The State’s total gross domestic product grew at an average annual growth rate of 1.0% (v. 2.0% for southeastern states, and 2.0% for the nation) from 2003-2008.

Employment. The State’s unemployment rate in June, 2010 was 10.7%, as compared to 9.2% for the southeastern states and 9.5% for the nation. Over the past several years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. The State’s nonagricultural employment increased 4.9% from 2003-2008, to 1.89 million by December, 2008. Strongest job growth through the period 2003-2008 occurred in the government sector (38,700, 1.2%), followed by education and health services (30,400, 3.2%), professional and business services industry (22,900 jobs, 2.3% average annual growth), trade, transportation and utilities (18,000, 1.0%), leisure and hospitality (13,500, 1.4%), and financial activities (13,200, 2.7%). During the same period, the State’s manufacturing sector declined by 67,600 jobs (2.6%).

Per Capita Income. In 2008, the State’s per capita income increased to $31,854 or 2.4% year over year, compared to an increase of 2.3% for the southeast and 2.9% for the nation. The State’s per capita income was 80.2% of the national (compared to 80.5% in 2007) and 89.0% of the southeast (compared to 88.9% in 2007) per capita income.

Population. The State’s population estimate at December 31, 2008 was almost 4.5 million. The State’s rate of growth in population was 10th fastest in the United States in 2008.

Economic Development. For the calendar year 2008, the South Carolina Department of Commerce reported $4.170 billion in new capital investments that are expected to create about 18,993 new jobs. Over the past three years, 29 percent of those jobs were in the State’s rural areas. Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website, located at http://www.sccommerce.com.

Litigation

There is presently no litigation challenging the validity of any general obligation debt issued or proposed to be issued by the State. The Attorney General of the State advises that, except as described immediately below, there is neither threatened nor, to his knowledge pending, any litigation which would have any material adverse effect upon the revenues of the State.

Anonymous Taxpayer vs. South Carolina Department of Revenue. A separate anonymous taxpayer protest seeks a refund of income taxes pursuant to the statute providing for tax credits related to Economic Impact Zones. The Department of Revenue denied the refund, and the matter came before an Administrative Law Court. The Administrative Law Court allowed a $2,112,640 refund for tax year 1995, but denied the $15,323,257 refund request for tax years 1997 and 1998. Both the taxpayer and DOR are seeking judicial review by the Circuit Court.

Abbeville County School District, et. al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State’s method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court’s dismissal of all but one of the counts, but reversed the lower court’s dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State’s providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued an order concluding that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; that the State’s curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; that the State’s system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and that the students in the school districts are denied the opportunity to receive minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Motions for reconsideration were denied in June, 2007, and the parties have since appealed to the South Carolina Supreme Court. The Supreme Court heard the case on June 25, 2008, but has yet to render a decision. There is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court; however, the General Assembly made provision in the 2006-07 Appropriation Act for $23 million to be expended for the purpose of initially addressing the court’s findings, and further provided for establishment of a committee to study and determine steps necessary to address those findings in future years.

Dean v. South Carolina Department of Public Safety. This class action suit seeks back wages including overtime pay for all hours during which State troopers were on call and during which they were on special duty assignments. The suit seeks payment under the Fair Labor Standards Act (FLSA) and the State Wage Payment Act. The court has ruled that this is an “opt in” class, so that it includes all troopers in the State except for the less than 200 who opted out. Questions to be resolved in the case include whether a two or three year statute of limitations applies and whether the period of recovery may be extended back to 1986, the year the FLSA became applicable to the states. The court has ruled that treble damages would not apply to the State, but it has not ruled on the statute of limitations issue. Extensive discovery is proceeding. Settlement discussions have been undertaken. Under the Plaintiffs’ theory of the case, in the event of a loss to the State, the amount could exceed $12 million. The State is vigorously defending this case, but cannot predict its outcome.

Ahrens et al. v. The South Carolina Retirement System and the State of South Carolina. This case is a class action case alleging that provisions in Act No. 153 of the Acts and Joint Resolutions of the General Assembly for the year 2005 (Act No. 153) requiring working retirees in the South Carolina Retirement System (SCRS) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order on the merits granting the Plaintiffs relief based on the equitable theory of estoppel. The circuit court denied all other claims for relief made by the plaintiffs, including their contract causes of action. The Retirement Systems and the State of South Carolina have appealed the circuit court’s order and the matter is pending before the South Carolina Supreme Court. As of March 31, 2010, the Retirement Systems had collected approximately $44.5 million in the form of retirement contributions from members of the South Carolina Retirement System who retired prior to July 1, 2005, separated from employment and returned to work. If the Plaintiffs were to ultimately prevail, most, if not all of these contributions could be refunded to the members and no future contributions could be collected from many, if not all, of the class members. The Retirement Systems and the State of South Carolina believe their appeal is meritorious and is vigorously contesting these claims and pursuing all appellate options.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. This case is a class action case filed on August 9, 2005, alleging that provisions in Act No. 153 requiring working retirees in the Police Officers Retirement System (PORS) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order on the merits in the matter granting the plaintiffs relief based on the equitable theory of estoppel. The circuit court denied all other claims for relief made by the plaintiffs, including their contract causes of action. The PORS and the State of South Carolina have appealed the circuit court’s order and the matter is pending before the South Carolina Supreme Court. As of March 31, 2010, the Retirement Systems had collected approximately $14.3 million in the form of retirement contributions from members of the Police Officers Retirement System who retired prior to July 1, 2005 and returned to work. If the Plaintiffs were to ultimately prevail, most, if not all, of these contributions could be refunded to the members and no future contributions could be collected from many, if not all, of the class members. The Police Officers Retirement System and the State of South Carolina believe their appeal is meritorious and is vigorously contesting contesting these claims and pursuing all appellate options.

Other Litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State’s audited financial statements available at www.cg.state.sc.us. Those discussions accurately portray the status and potential impact of such actions, based upon information currently available to the State.

Miscellaneous

South Carolina Lottery. In November, 2000, the State’s electorate approved an amendment to the State Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the State Constitution permits lotteries and requires lottery revenues to be applied first to pay all operating expenses and prizes, with the remainder credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, which are required to be credited to the Education Lottery Account, must be allocated by the General Assembly only for educational purposes.

The latest information available indicates a total of $270 million net of operating expenses has been transferred to the Education Lottery Account. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher teaming programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

Virginia

Debt may be issued by or on behalf of the Commonwealth of Virginia (“Virginia” or the “Commonwealth”) in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). Private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

Section 9 of Article X of the Virginia Constitution provides for the issuance of (a) debt to which the Commonwealth’s full faith and credit is pledged (“general obligation debt”) and (b) debt of the Commonwealth not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections and other sources of revenue. The Commonwealth and its localities may also enter into leases and contracts that are not “debt” for constitutional purposes, even though they are classified as long-term indebtedness on the issuer’s financial statements. The repayment of such obligations is contingent upon the receipt of periodic appropriations of funds for debt service by the applicable governing body.

The Virginia Constitution authorizes general obligation debt for various purposes, and imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, makes such debt subject to approval in a state-wide referendum election. The restrictions applicable to general obligation debt of the Commonwealth do not apply to obligations for which the full faith and credit of the Commonwealth is not pledged towards the payment of such indebtedness. Such bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax and other state revenues or solely from revenues derived from revenue-producing undertakings.

The Virginia Intermediate Municipal Bond Fund invests in debt obligations issued by Virginia local governments in addition to indebtedness of the Commonwealth itself. Local government units in the Commonwealth are comprised of counties, incorporated cities, and incorporated towns. The Commonwealth is unique in that cities and counties are independent of each other and their land areas generally do not overlap for governmental jurisdiction purposes. Cities and counties each levy and collect their own taxes and provide their own services. Towns may also levy and collect taxes for town purposes but their residents remain subject to county taxes.

Local governments are authorized under the Virginia Constitution to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval in a referendum election. The aggregate amount of general obligation debt issued by a county is not otherwise limited as to amount. Debt pledging the full faith and credit of a town or city is generally subject to a state constitutional limit on the outstanding amount of such debt equal to 10 percent of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not generally subject to such limit or voter approval requirements.

The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “state aid intercept provision” provides security for the repayment of general obligation indebtedness by a locality. That statute creates a mechanism by which the Commonwealth may withhold appropriated funds payable from the state to any locality for application toward any overdue debt service on general obligation bonds issued by such locality.

Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities, community development authorities, utility service districts and other issuers created and empowered to issue bonds by Virginia statute. Such bonds are usually payable from the revenues derived from a particular undertaking and are not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. These issuers do not typically have taxing power.

The General Fund is the chief operating fund of Virginia. The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth. Such taxes are imposed in accordance with statutory and regulatory requirements upon: (1) individual and fiduciary income; (2) corporation and other business income; (3) state sales and use transactions; (4) deeds, contracts, wills and lawsuits; and (5) premiums of insurance companies. Financial accounting (under generally accepted accounting principles, or

GAAP) and budgetary accounting (on a cash basis) is maintained on a June 30 fiscal year basis by the Commonwealth and its cities, towns and counties. The most recent audited financial statements available for the Commonwealth are for the fiscal year that ended on June 30, 2009.

The General Fund balance decreased by $1.4 billion in fiscal year 2009, a 62.9 percent reduction from fiscal year 2008. Fiscal year 2009 state revenue collections, including taxes, were $14,876,226. However, overall tax revenues decreased by 8.9 percent from fiscal year 2008 to fiscal year 2009. Individual and fiduciary income tax revenues decreased by 6.3 percent and there was a 5.6 percent decline in state sales and use taxes, a 19.8 percent decrease in corporate income taxes, a 5.2 percent decline in Public Service Corporation taxes and a 27.9 percent decrease in other taxes including deeds, contracts, wills and lawsuits, alcoholic beverage sales, tobacco products, estate and other taxes. Overall revenue and non-tax revenues decreased by 9.0 percent and by 11.5 percent, respectively. Overall expenditures declined by 3.8 percent in fiscal year 2009, compared to a 6.6 percent increase in fiscal year 2008. Individual and family service expenditures decreased by $243.0 million, or 5.7 percent, and education expenditures increased by $223.2 million, or 2.9 percent. General government expenditures decreased $120.5 million or 6.7 percent.

General Fund revenues were less than expenditures and other uses by $1.4 billion in fiscal year 2009. The General Fund unreserved balance on a budgetary basis decreased by $930.9 million, or 85.3 percent, from fiscal year 2008 to fiscal year 2009 while reserved General Fund balances decreased by $465.4 million or 41.3 percent during the same period. Total revenues and total expenditures decreased by 9.0 percent and 3.8 percent, respectively. Transfers to the General Fund increased by 4.7 percent while transfers out decreased by 19.9 percent.

Of the $823.5 million General Fund balance at June 30, 2009, $575.1 million was reserved for the Revenue Stabilization Fund. During fiscal year 2009, a $490 million withdrawal was made from the Revenue Stabilization Fund. The Revenue Stabilization Fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the Revenue Stabilization Fund be included as a component of the General Fund only for financial reporting purposes.

Under the provisions of Article X, Section 8 of the Constitution of Virginia, and based on fiscal year 2009 revenue collections, no deposits are required during fiscal year 2011. Section 2.2-1829(b) of the Code of Virginia, requires that if certain revenue criteria are met, then an additional deposit to the Revenue Stabilization Fund equal to at least one-half the mandatory deposit must be included in the Governor’s budget. The Code further requires that any such additional deposits to the Revenue Stabilization Fund shall be included in the Governor’s budget recommendations only if the estimate of General Fund revenues for the fiscal year in which the deposit is to be made is at least 5 percent greater than the actual General Fund revenues for the immediately preceding fiscal year. These conditions were not met for fiscal year 2009. The Constitutional maximum for the Revenue Stabilization Fund remains at $1.4 billion for fiscal year 2010.

On May 17, 2010, Virginia’s biennial budget was approved by the governor and enacted as the 2010-12 Appropriations Act (“Budget Bill”). The Budget Bill became effective on July 1, 2010 and includes projected General Fund revenue of $15,383,733,704 for the fiscal year ending on June 30, 2011 with appropriations of $15,376,985,189 and projected General Fund revenues of $16,017,286,924 for the fiscal year ending on June 30, 2012 with appropriations of $16,021,156,894. The biennial budget included, among other things, a $50,000,000 deposit to the Revenue Stabilization Fund scheduled for the fiscal year ending on June 30, 2012.

Virginia’s 2011-2012 biennial budget (enacted in 2010) projected total General Fund revenue available for appropriation to equal $31,401,020,628 billion for fiscal years 2011 and 2012. Lower revenue collections previously resulted in adjustments and recalibrations to the fiscal year 2009 budget. However, Virginia’s Secretary of Finance released a statement on behalf of the Governor on July 14, 2010 which indicates that the Governor anticipates a revenue surplus at the end of the 2010 fiscal year on June 30 estimated to be at least $220 million, attributable primarily to individual and corporate and business tax receipts. The final figure for the surplus will be made official in August after final adjustments to the financial information are made. The Governor also noted that although this is a positive development, local government finances remain under stress.

Over $5 billion of federal stimulus funds has been allocated to Virginia under the American Reinvestment and Recovery Act (ARRA). Legislation effective in April 2009 allowed appropriation and spending of ARRA funding by the Virginia General Assembly. The General Assembly has distributed allocations and appropriations across several fiscal years. Approximately 30 percent of the total available AARA funds were allocated to fiscal year 2009, with the remainder either being allocated specifically to fiscal year 2010 or remaining to be allocated to either fiscal year 2010 or 2011.

The Commonwealth’s 2009 estimated population of 7,882,590 was approximately 2.6 percent of the United States’ total. With 39,594 square miles of land area, its 2008 population density was estimated to be 196.22 persons per square mile, compared with 95.66 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2008, the Commonwealth had per capita personal income of $42,876, which was greater than the national average of $39,371, the eighth highest state average nationally and the highest of the Southeast region. According to the U.S. Department of Labor, Bureau of Labor Statistics, Virginia had a preliminary unemployment rate of 7.2 percent as of June 2009 compared to 9.5 percent nationally, making the Commonwealth the state with the ninth lowest unemployment rate in June 2009. Furthermore, Virginia had a preliminary seasonally adjusted unemployment rate of 7.0 percent as of June 2010 compared to 9.5 nationally.

As of June 30, 2010, Virginia’s bond rating is the best available from the leading ratings agencies at (Aaa/AAA/AAA from Moody’s, Standard & Poor’s, and Fitch Ratings, respectively) for long-term general obligation bonds and has maintained its top rating for such bonds for a period of time believed to be longer than any other state.

The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. The Adviser has not independently verified any of the information contained in these official statements or documents.

APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund	Columbia LifeGoal® Growth Portfolio
ColumbiaSM Acorn International®	Columbia LifeGoal® Income and Growth Portfolio
ColumbiaSM Acorn International Select®	Columbia LifeGoal® Income Portfolio
ColumbiaSM Acorn Select®	Columbia Marsico 21st Century Fund
ColumbiaSM Acorn USA®	Columbia Marsico Focused Equities Fund
Columbia Asset Allocation Fund	Columbia Marsico Global Fund
Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund
Columbia Balanced Fund	Columbia Marsico International Opportunities Fund
Columbia Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Columbia California Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia California Tax-Exempt Fund	Columbia Massachusetts Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Masters International Equity Portfolio
Columbia Connecticut Tax-Exempt Fund	Columbia Mid Cap Growth Fund
Columbia Contrarian Core Fund	Columbia Mid Cap Index Fund
Columbia Convertible Securities Fund	Columbia Mid Cap Value Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund)	Columbia Multi-Advisor International Equity Fund
Columbia Dividend Income Fund	Columbia New Jersey Intermediate Municipal Bond Fund
Columbia Emerging Markets Fund	Columbia New York Intermediate Municipal Bond Fund
Columbia Energy and Natural Resources Fund	Columbia New York Tax-Exempt Fund
Columbia Federal Securities Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund	Columbia Oregon Intermediate Municipal Bond Fund
Columbia Global Value Fund	Columbia Overseas Value Fund
Columbia Greater China Fund	Columbia Pacific/Asia Fund
Columbia High Yield Municipal Fund	Columbia Real Estate Equity Fund
Columbia High Yield Opportunity Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Intermediate Bond Fund	Columbia Select Large Cap Growth Fund
Columbia Intermediate Municipal Bond Fund	Columbia Select Small Cap Fund
Columbia International Bond Fund	Columbia Short Term Bond Fund
Columbia International Growth Fund	Columbia Short Term Municipal Bond Fund
Columbia International Stock Fund	Columbia Small Cap Core Fund
Columbia International Value Fund	Columbia Small Cap Growth Fund I
Columbia Large Cap Core Fund	Columbia Small Cap Growth Fund II
Columbia Large Cap Enhanced Core Fund	Columbia Small Cap Index Fund
Columbia Large Cap Growth Fund	Columbia Small Cap Value Fund I
Columbia Large Cap Index Fund	Columbia Small Cap Value Fund II
Columbia Large Cap Value Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Liberty Fund	Columbia Strategic Income Fund
Columbia LifeGoal® Balanced Growth Portfolio	Columbia Strategic Investor Fund

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Columbia Tax-Exempt Fund	Columbia U.S. Treasury Index Fund
Columbia Technology Fund	Columbia Value and Restructuring Fund
Columbia Thermostat Fund®	Columbia World Equity Fund

Columbia Asset Allocation Fund, Variable Series	Columbia Small Cap Value Fund, Variable Series
Columbia Federal Securities Fund, Variable Series	Columbia Small Company Growth Fund, Variable Series
Columbia International Fund, Variable Series	Columbia Strategic Income Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series	Columbia High Yield Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series	Columbia Marsico 21st Century Fund, Variable Series
Columbia Mid Cap Value Fund, Variable Series	Columbia Marsico Focused Equities Fund, Variable Series
Columbia Money Market Fund, Variable Series	Columbia Marsico Growth Fund, Variable Series
Columbia S&P 500® Index Fund, Variable Series	Columbia Marsico International Opportunities Fund, Variable Series
Columbia Select Large Cap Growth Fund, Variable Series	Columbia Mid Cap Growth Fund, Variable Series

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APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)

Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

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Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

RiverSource Balanced Fund

RiverSource California Tax-Exempt Fund

RiverSource Disciplined International Equity Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Intermediate Tax-Exempt Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource New York Tax-Exempt Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource S&P 500 Index Fund

RiverSource Short Duration U.S. Government Fund

RiverSource Small Company Index Fund

RiverSource Strategic Income Allocation Fund

RiverSource Tax-Exempt High Income Fund

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Minnesota Municipal Class

Seligman National Municipal Class

Seligman New York Municipal Class

Threadneedle Global Equity Income Fund

Threadneedle International Opportunity Fund

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